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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/08
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS





GE Institutional Funds






Semi-Annual Report
MARCH 31, 2008


[GE logo omitted]

GE Institutional Funds
----------------------

Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .........................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ........................................     2

     S&P 500 Index Fund ......................................    10

     Core Value Equity Fund ..................................    19

     Small-Cap Equity Fund ...................................    25

     International Equity Fund ...............................    30

     Premier Growth Equity Fund ..............................    37

     Strategic Investment Fund ...............................    42

     Income Fund .............................................    57

     Money Market Fund .......................................    69

NOTES TO SCHEDULES OF INVESTMENTS ............................    73

FINANCIAL STATEMENTS

     Financial Highlights ....................................    74

     Notes to Financial Highlights ...........................    81

     Statements of Assets and Liabilities ....................    82

     Statements of Operations ................................    84

     Statements of Changes in Net Assets .....................    86

     Notes to Financial Statements ...........................    90

ADVISORY AGREEMENT RENEWAL ...................................    99

ADDITIONAL INFORMATION .......................................   103

INVESTMENT TEAM ..............................................   106



This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                  March 31, 2008 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500(R)Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund
--------------------------------------------------------------------------------


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, THOMAS R. LINCOLN, STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional U.S. Equity Fund returned -11.18% for the Investment Class shares, -11.31% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 848 Large-Cap Core Funds returned an average of -12.95% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period was a challenge for U.S. Equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Fed addressed the risks to growth by easing monetary policy, lowering its benchmark rate by 250 basis points to 2.25% at March 31, 2008. Despite this injection of liquidity, and other supportive measures by the Fed, credit conditions remained tight throughout the period, and volatility remained high.

     Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-



PICTURED FROM LEFT TO RIGHT: THOMAS R. LINCOLN, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND GEORGE A. BICHER. [PHOTO OMITTED]

                                                                             Q&A
--------------------------------------------------------------------------------



     related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.


Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Recession fears compounded by the financial crisis negatively affected the equity markets, and the Fund's high quality, large cap holdings generated strong relative performance in this environment. We had positive stock selection within technology, as we overweighted high-quality, global players like Western Union (+1.6%) and QUALCOMM (+4.5%). Emphasizing outperforming software companies -- the period's best-performing tech industry group -- bolstered returns, with relative strength in Microsoft (-3%) and Salesforce.com (+13%). Owning Yahoo (+8%) upon the announcement of Microsoft's $44 billion takeover bid also helped.

     Underweighting financials benefited the Fund, as we avoided the stocks most exposed to seizing credit markets. We underweighted commercial banks and investment banks and focused primarily on companies with fee-driven business models like State Street (+17%). This positioning more than offset lagging performances in AIG (-36%), Freddie Mac (-56%) and Citigroup (-53%). Also contributing to performance were key cyclicals and commodity oriented stocks benefiting from the economic development in emerging markets. Top performers included Transocean (+13%), Hess (+33%), Barrick Gold (+8%) and Monsanto (+31%). Overweighting consumer staples companies also drove returns, with key contributions from Colgate-Palmolive (+10%) and General Mills (+5%).

     Partially offsetting the above, an underweight in industrials had a drag on returns. In addition, as telecommunications companies struggled amid price competition in the wireless space, NII Holdings (-61%) -- a wireless player in Latin America -- was the Fund's most challenging stock. Within media, Comcast was down 21%, but rebounded +5% in the second half of the period on dividend and share buyback announcements that boosted its free cash flow outlook. Weakness among the Fund's healthcare holdings also detracted from returns, driven by pullbacks in Amgen (-26%) and UnitedHealth (-29%). Amgen, retreated on safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like the strength in Amgen's pipeline of therapeutics, and its long-term prospects. UnitedHealth fell along with other health insurers as costlier medical claims prompted downward earnings revisions in the HMO group.


Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund as we have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continued to be relatively defensively positioned, although at March 31st, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the large international component of

U.S. Equity Fund
--------------------------------------------------------------------------------

     tech earnings, and its above average growth prospects. Our tech holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow.

     The period was marked by a credit crisis and liquidity impasse culminating in the near-collapse of Bear Stearns (not owned by Fund). In this environment, the portfolio's underweight in financials benefited performance. The odds of a recession increased during the quarter, and we remained comfortable with our positioning in this environment. We have expected our large cap, high quality companies to demonstrate the financial flexibility and balance sheet strength to weather an economic slowdown, and to benefit from a flight to quality in skittish markets. Valuations of many of our holdings remain below historical averages, despite strong relative earnings performance. In addition, we believe many of our multinationals will likely benefit from growth prospects outside of North America. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
--------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             888.19                             1.72
     Service Class                   1,000.00                             886.86                             2.90
--------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.00                             1.82
     Service Class                   1,000.00                           1,021.77                             3.08
--------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
     FOLLOWS: (11.18)% FOR INVESTMENT CLASS SHARES AND (11.31)% FOR SERVICE CLASS SHARES.

U.S. Equity Fund                                                     (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         U.S. Equity Fund
                      Investment Class Shares               S&P 500 Index

03/98                       $10,000.00                      $10,000.00
09/98                         9,218.75                        9,309.40
09/99                        11,824.44                       11,898.03
09/00                        13,326.19                       13,473.76
09/01                        10,995.67                        9,881.86
09/02                         9,095.54                        7,857.07
09/03                        10,977.88                        9,777.33
09/04                        12,102.54                       11,133.75
09/05                        13,299.52                       12,497.79
09/06                        14,851.24                       13,847.01
09/07                        17,373.19                       16,123.77
03/08                        15,430.67                       14,114.47

-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SIX           ONE          FIVE            TEN        ENDING VALUE OF A
                                                          MONTHS        YEAR          YEAR           YEAR       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                         -11.18%       -2.03%        10.25%          4.43%          $15,431
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                            -12.46%       -5.07%        11.32%          3.51%          $14,114
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         U.S. Equity Fund
                       Service Class Shares               S&P 500 Index

01/03/01                    $10,000.00                      $10,000.00
03/01                         9,372.96                        8,815.97
09/01                         8,477.20                        7,958.49
03/02                         9,501.68                        8,834.09
09/02                         6,990.87                        6,327.80
03/03                         7,266.78                        6,646.95
09/03                         8,415.90                        7,874.30
03/04                         9,375.75                        8,982.83
09/04                         9,259.07                        8,966.71
03/05                         9,839.25                        9,583.92
09/05                        10,150.94                       10,065.26
03/06                        10,755.25                       10,708.07
09/06                        11,309.20                       11,151.87
03/07                        11,978.34                       11,975.25
09/07                        13,195.10                       12,985.49
03/08                        11,702.22                       11,367.28

-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
-----------------------------------------------------------------------------------------------------------------------------------
                                                         SIX          ONE          FIVE           SINCE           ENDING VALUE OF A
                                                       MONTHS        YEAR          YEAR         INCEPTION        $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                      -11.31%       -2.31%        10.00%          2.19%               $11,702
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                         -12.46%       -5.07%        11.32%          1.78%*              $11,367
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal circumstances.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $545,580
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Information Technology                                               23.6%
Financials                                                           13.2%
Healthcare                                                           12.9%
Consumer Staples                                                     11.1%
Energy                                                               11.0%
Industrials                                                           9.8%
Consumer Discretionary                                                9.1%
Materials                                                             4.0%
Utilities                                                             2.4%
Telecommunication Services                                            2.1%
Short-Term                                                            0.8%
Other Investments                                                     0.0%**



TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     2.92%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.79%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.64%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.39%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       2.30%
--------------------------------------------------------------------------------
 Transocean, Inc.                                        2.20%
--------------------------------------------------------------------------------
 Intel Corp.                                             2.09%
--------------------------------------------------------------------------------
 Amgen, Inc.                                             2.04%
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                          1.98%
--------------------------------------------------------------------------------
 Oracle Corp.                                            1.89%
--------------------------------------------------------------------------------



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

**   LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


U.S. EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                    U.S. EQUITY FUND
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.2%+
----------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.1%

Bed Bath & Beyond, Inc.                                  213,620          $   6,301,790(a,h)
Cablevision Systems Corp.                                 58,633              1,256,505(a)
Carnival Corp.                                            97,065              3,929,191
Comcast Corp. (Class A)                                  499,410              9,473,808(h)
Darden Restaurants, Inc.                                  10,749                349,880
Kohl's Corp.                                              25,206              1,081,085(a)
Liberty Global, Inc.
   (Series C)                                             49,761              1,616,237(a)
Liberty Media
   Entertainment Corp.
   (Series A)                                            105,152              2,380,641(a)
Lowe's Companies, Inc.                                   145,625              3,340,638
News Corp. (Class A)                                     107,495              2,015,531
Omnicom Group, Inc.                                      212,173              9,373,803
Staples, Inc.                                             64,472              1,425,476
The Cheesecake Factory                                    25,836                562,966(a)
The Walt Disney Co.                                       34,691              1,088,604
Time Warner, Inc.                                        285,838              4,007,449
Viacom Inc. (Class B)                                     36,157              1,432,540(a)
                                                                             49,636,144

CONSUMER STAPLES -- 11.1%

Alberto-Culver Co.                                        71,275              1,953,648
Clorox Co.                                                41,533              2,352,429
Colgate-Palmolive Co.                                     74,485              5,803,126
Diageo PLC ADR                                            12,936              1,051,956
General Mills, Inc.                                       94,940              5,685,007
Kimberly-Clark Corp.                                     112,896              7,287,437
McCormick & Company, Inc.                                 90,616              3,350,074
Nestle S.A. ADR                                           17,383              2,172,875
PepsiCo, Inc.                                            199,837             14,428,231
Procter & Gamble Co.                                      82,077              5,751,135(h)
Sara Lee Corp.                                            78,177              1,092,914
The Coca-Cola Co.                                         12,704                773,293
The Estee Lauder Companies Inc.
   (Class A)                                              57,656              2,643,528
Wal-Mart Stores, Inc.                                    120,993              6,373,911
                                                                             60,719,564

ENERGY -- 10.9%

Apache Corp.                                              24,430              2,951,633
Devon Energy Corp.                                        38,197              3,985,093
Exxon Mobil Corp.                                        148,220             12,536,448(h)
Halliburton Co.                                           72,804              2,863,381
Hess Corp.                                                65,308              5,758,859
Marathon Oil Corp.                                        89,108              4,063,325
Nabors Industries Ltd.                                    29,317                990,035(a)
National Oilwell Varco, Inc.                               7,329                427,867(a)


----------------------------------------------------------------------------------------------
                                                         NUMBER
                                                      OF SHARES                   VALUE
----------------------------------------------------------------------------------------------

Schlumberger Ltd.                                        113,594           $  9,882,678
Suncor Energy, Inc.                                       44,621              4,299,233
Transocean, Inc.                                          88,897             12,018,874
                                                                             59,777,426

FINANCIALS -- 12.7%

ACE Ltd.                                                  52,069              2,866,919
Allstate Corp.                                            40,964              1,968,730
American Express Co.                                      41,531              1,815,735
American International Group, Inc.                       182,386              7,888,195(h)
Ameriprise Financial, Inc.                                33,062              1,714,265
AON Corp.                                                 53,259              2,141,012
Bank of America Corp.                                     39,088              1,481,826
Bank of New York Mellon Corp.                             73,291              3,058,433
Berkshire Hathaway, Inc. (Class B)                           113                505,438(a)
BlackRock, Inc.                                            4,886                997,624
CB Richard Ellis Group,
   Inc. (Class A)                                        118,927              2,573,580(a)
Chubb Corp.                                               50,327              2,490,180
Citigroup, Inc.                                          225,965              4,840,170
Federal Home Loan Mortgage Corp.                          63,520              1,608,326
Federal National Mortgage Assoc.                         102,640              2,701,485
Goldman Sachs Group, Inc.                                 22,994              3,802,978
HCC Insurance Holdings, Inc.                              33,398                757,801
JP Morgan Chase & Co.                                    115,859              4,976,144
Marsh & McLennan
   Companies, Inc.                                        34,202                832,819
Metlife, Inc.                                            111,027              6,690,487
State Street Corp.                                       106,422              8,407,338(e)
SunTrust Banks, Inc.                                      46,410              2,559,047
US Bancorp.                                               55,213              1,786,693
Wachovia Corp.                                            24,508                661,716
                                                                             69,126,941

HEALTHCARE -- 12.9%

Abbott Laboratories                                      107,667              5,937,835
Aetna, Inc.                                               90,245              3,798,412(h)
Amgen, Inc.                                              266,169             11,120,541(a,h)
Baxter International, Inc.                                57,107              3,301,927
Boston Scientific Corp.                                  238,285              3,066,728(a)
Bristol-Myers Squibb Co.                                  83,064              1,769,263
Covidien Ltd.                                             71,458              3,162,017
DaVita, Inc.                                              35,169              1,679,671(a)
Genentech Inc.                                            72,690              5,900,974(a)
Gilead Sciences, Inc.                                     62,953              3,243,968(a)
GlaxoSmithKline PLC ADR                                    9,768                414,456
Hologic, Inc.                                             19,544              1,086,646(a)
Johnson & Johnson                                         23,453              1,521,396
McKesson Corp.                                            39,089              2,047,091
Medtronic, Inc.                                           89,957              4,351,220
Merck & Company, Inc.                                     77,263              2,932,131
Resmed, Inc.                                              61,437              2,591,413(a)
Thermo Fisher Scientific, Inc.                            14,957                850,156(a)
UnitedHealth Group, Inc.                                 198,201              6,810,186
Wyeth                                                    121,543              5,075,636
                                                                             70,661,667




See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


U.S. EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                         NUMBER
                                                      OF SHARES                   VALUE
----------------------------------------------------------------------------------------------
INDUSTRIALS -- 7.4%

ABB Ltd. ADR                                              64,679           $  1,741,159(h)
CAE, Inc.                                                273,135              3,095,912
Cooper Industries Ltd.                                    48,861              1,961,769
Deere & Co.                                               18,079              1,454,275
Dover Corp.                                               69,929              2,921,634
Eaton Corp.                                               20,033              1,596,029
Emerson Electric Co.                                      48,380              2,489,635
General Dynamics Corp.                                    57,941              4,830,541
Hexcel Corp.                                              65,866              1,258,699(a)
ITT Corp.                                                 32,249              1,670,821
Koninklijke Philips
   Electronics N.V.                                       19,039                729,955
Monster Worldwide, Inc.                                   66,101              1,600,305(a)
Rockwell Collins, Inc.                                     6,468                369,646
Siemens AG ADR                                             4,886                532,281
Suntech Power Holdings
   Company Ltd. ADR                                       15,635                634,156(a)
Textron, Inc.                                            145,414              8,058,844
3M Co.                                                    16,125              1,276,294
United Technologies Corp.                                 64,129              4,413,358
                                                                             40,635,313

INFORMATION TECHNOLOGY -- 23.6%

Affiliated Computer Services, Inc.
   (Class A)                                              28,828              1,444,571(a)
Analog Devices, Inc.                                      66,700              1,968,984
Apple Computer, Inc.                                       6,404                918,974(a)
Automatic Data Processing, Inc.                           61,212              2,594,777
Cisco Systems, Inc.                                      661,604             15,938,040(a,h)
Corning Incorporated                                     121,262              2,915,139
Dell, Inc.                                                18,191                362,365(a)
Fidelity National Information
   Services, Inc.                                         68,563              2,614,993
Google, Inc. (Class A)                                     3,420              1,506,407(a)
Hewlett-Packard Co.                                      127,657              5,828,819
Intel Corp.                                              538,622             11,408,014(h)
International Business
   Machines Corp.                                         48,079              5,535,816
Intuit Inc.                                              158,581              4,283,273(a)
Iron Mountain Incorporated                                58,632              1,550,230(a)
Lam Research Corp.                                        24,920                952,442(a)
Maxim Integrated Products, Inc.                           75,189              1,533,104
Microchip Technology Inc.                                 40,725              1,332,929
Microsoft Corp.                                          537,111             15,243,210(h)
Molex, Inc. (Class A)                                    106,684              2,332,112
National Semiconductor Corp.                              74,381              1,362,660
Oracle Corp.                                             528,245             10,332,472(a)
Paychex, Inc.                                            161,699              5,539,808
QUALCOMM, Inc.                                           263,598             10,807,518
Research In Motion Ltd.                                   35,027              3,931,080(a)
Salesforce.com, Inc.                                       9,222                533,677(a)
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR                                      156,357              1,605,782


----------------------------------------------------------------------------------------------
                                                        NUMBER
                                                     OF SHARES                  VALUE
----------------------------------------------------------------------------------------------


Texas Instruments
   Incorporated                                           85,507           $  2,417,283
Western Union Co.                                        381,420              8,112,803
Yahoo! Inc.                                              132,537              3,834,295(a)
                                                                            128,741,577

MATERIALS -- 4.0%

Alcoa, Inc.                                               43,486              1,568,105
Allegheny Technologies
   Incorporated                                           71,313              5,088,896
Barrick Gold Corp.                                        89,281              3,879,259
Freeport-McMoRan
   Copper & Gold, Inc.                                    25,503              2,453,899
Monsanto Co.                                              50,427              5,622,611
Praxair, Inc.                                             23,741              1,999,704
Vulcan Materials Co.                                      15,636              1,038,230
                                                                             21,650,704

TELECOMMUNICATION SERVICES -- 2.1%

AT&T, Inc.                                                30,783              1,178,989
NII Holdings Inc. (Class B)                              150,409              4,779,998(a)
Verizon Communications, Inc.                             125,590              4,577,756
Vodafone Group, PLC ADR                                   29,317                865,145
                                                                             11,401,888

UTILITIES -- 2.4%

American Electric Power
   Company, Inc.                                          25,897              1,078,092
Constellation Energy Group, Inc.                          10,751                948,991
Dominion Resources, Inc.                                 127,775              5,218,331
Edison International                                      34,203              1,676,631
Entergy Corp.                                             13,681              1,492,323
FPL Group, Inc.                                           26,464              1,660,351
PG&E Corp.                                                25,698                946,200
                                                                             13,020,919

TOTAL COMMON STOCK
   (COST $533,286,885)                                                      525,372,143


----------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.9%
----------------------------------------------------------------------------------------------

Financial Select Sector SPDR Fund                        114,199              2,840,129(n)
Industrial Select Sector SPDR Fund                       348,285             13,025,859(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $14,522,760)                                                        15,865,988


----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $184,243)                                                              143,710(l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $547,993,888)                                                      541,381,841


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


U.S. EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                                             VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
----------------------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class
2.08%                                                                      $  4,197,924(d,o)
   (COST $4,197,924)


TOTAL INVESTMENTS
   (COST $552,191,812)                                                      545,579,765

OTHER ASSETS AND LIABILITIES,
   NET -- 0.1%                                                                  618,493
                                                                           ------------
NET ASSETS -- 100.0%                                                       $546,198,258
                                                                           ============


----------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------

The GE Institutional U.S.Equity Fund had the following Short futures contracts open at March 31, 2008 (unaudited):

                                             NUMBER             CURRENT
                          EXPIRATION           OF              NOTIONAL            UNREALIZED
DESCRIPTION                  DATE           CONTRACTS            VALUE            APPRECIATION
----------------------------------------------------------------------------------------------

S&P 500 Index
  Futures                  June 2008            4            $(1,324,000)            $9,131




See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 Index Fund                                                           Q&A
--------------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.

SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND JOHN TUCKER. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional S&P 500 Index returned -12.56% for the Investment Class shares and -12.70% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 187 S&P 500 Index Objective Funds returned an average of -12.70% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. After a tentative October and a rough November, December brought little in the way of seasonal cheer for the financial markets, and a challenging 2007 ended in distinctly downbeat fashion. By mid-January, stock prices had convulsed to a panicky low, pressured by sellers anxious to lock in 2007 gains, as well as by the unwinding of a rogue trader's multi-billion-dollar futures positions at a French bank. Against a patently amicable monetary backdrop, equities chopped their way through February with limited damage, but late in the month, renewed stress in the debt markets began to emerge. A fresh cut in fed funds to 2.25% brought equity markets back from the brink, but by the end of March, most major US averages had still notched a fifth consecutive monthly decline.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund holds the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31st, 2008 the four largest sectors in the S&P 500 Index were Financials (16.8%), Information Technology (15.7%), Health Care (13.3%) and Industrials (12.2%). The highest returning sector for the last six months was Consumer Staples (+0.4%) followed by Energy (-3.7%). The lowest returning sectors were Financials (-27.5%) and Telecommunication Services (-19.5%).

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last six-month period, there were 17 index addition/deletion changes announced by Standard & Poor's that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were a result of merger or acquisition activity, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             874.42                             0.71
     Service Class                   1,000.00                             873.04                             1.89
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,024.03                             0.76
     Service Class                   1,000.00                           1,022.80                             2.02
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS AND 0.40% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (12.56)% FOR INVESTMENT CLASS SHARES AND (12.70)% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund                                                   (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                        S&P 500 Index Fund
                      Investment Class Shares             S&P 500 Index

03/98                       $10,000.00                      $10,000.00
09/98                         9,329.32                        9,309.40
09/99                        11,980.11                       11,898.03
09/00                        13,637.26                       13,473.76
09/01                         9,977.92                        9,881.86
09/02                         7,908.47                        7,857.07
09/03                         9,833.04                        9,777.33
09/04                        11,171.82                       11,133.75
09/05                        12,521.03                       12,497.79
09/06                        13,839.47                       13,847.01
09/07                        16,103.02                       16,123.77
03/08                        14,080.76                       14,114.47



---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
---------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
---------------------------------------------------------------------------------------------------------
                                       SIX          ONE       FIVE       TEN         ENDING VALUE OF A
                                     MONTHS        YEAR       YEAR      YEAR        $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  -12.56%       -5.20%     11.11%     3.48%             $14,081
---------------------------------------------------------------------------------------------------------
S&P 500 Index                       -12.46%       -5.07%     11.32%     3.51%             $14,114
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                        S&P 500 Index Fund
                       Service Class Shares               S&P 500 Index

09/05                       $10,000.00                      $10,000.00
12/05                        10,202.48                       10,209.46
03/06                        10,616.44                       10,638.65
06/06                        10,452.58                       10,485.44
09/06                        11,039.03                       11,079.57
12/06                        11,762.75                       11,821.78
03/07                        11,823.97                       11,897.61
06/07                        12,558.59                       12,644.76
09/07                        12,803.47                       12,901.30
12/07                        12,369.53                       12,471.45
03/08                        11,177.93                       11,293.58


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
---------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
---------------------------------------------------------------------------------------------------------
                                        SIX           ONE           SINCE            ENDING VALUE OF A
                                       MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                    -12.70%        -5.46%          4.55%                $11,178
---------------------------------------------------------------------------------------------------------
S&P 500 Index                         -12.46%        -5.07%          4.99%*               $11,294
---------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $131,958
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Financials                                                           16.6%
Information Technology                                               15.6%
Energy                                                               13.1%
Industrials                                                          12.1%
Healthcare                                                           11.6%
Consumer Staples                                                     11.0%
Consumer Discretionary                                                8.6%
Utilities                                                             3.6%
Materials                                                             3.5%
Telecommunication Services                                            3.4%
Short-Term                                                            0.9%
Other Investments                                                     0.0%**



TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.89%
--------------------------------------------------------------------------------
 General Electric Co.                                    3.18%
--------------------------------------------------------------------------------
 AT&T, Inc.                                              1.99%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.95%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    1.85%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.58%
--------------------------------------------------------------------------------
 Chevron Corp.                                           1.52%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.45%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   1.37%
--------------------------------------------------------------------------------
 JP Morgan Chase & Co.                                   1.25%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
**  LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                S&P 500 INDEX FUND
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 98.4%+
----------------------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.5%

Abercrombie & Fitch Co. (Class A)                          1,000            $    73,140
Amazon.Com, Inc.                                           3,500                249,550(a)
Apollo Group, Inc. (Class A)                               1,500                 64,800(a)
Autonation, Inc.                                           1,468                 21,976(a)
Autozone, Inc.                                               500                 56,915(a)
Bed Bath & Beyond, Inc.                                    3,000                 88,500(a)
Best Buy Company, Inc.                                     3,950                163,767
Big Lots, Inc.                                             1,100                 24,530(a)
Black & Decker Corp.                                         700                 46,270
Brunswick Corp.                                              900                 14,373
Carnival Corp.                                             5,000                202,400
CBS Corp.                                                  7,750                171,120
Centex Corp.                                               1,300                 31,473
Clear Channel Communications, Inc.                         5,600                163,632
Coach, Inc.                                                4,100                123,615(a)
Comcast Corp. (Class A)                                   34,388                665,064
D.R. Horton, Inc.                                          3,000                 47,250
Darden Restaurants, Inc.                                   1,550                 50,453
Dillard's, Inc. (Class A)                                    700                 12,047
DIRECTV Group, Inc.                                        8,100                200,799(a)
Eastman Kodak Co.                                          3,100                 54,777
Expedia, Inc.                                              2,300                 50,347(a)
Family Dollar Stores, Inc.                                 1,500                 29,250
Ford Motor Co.                                            23,577                134,860(a)
Fortune Brands, Inc.                                       1,700                118,150
GameStop Corp. (Class A)                                   1,800                 93,078(a)
Gannett Company, Inc.                                      2,700                 78,435
General Motors Corp.                                       6,412                122,149
Genuine Parts Co.                                          1,900                 76,418
Goodyear Tire & Rubber Co.                                 2,600                 67,080(a)
H&R Block, Inc.                                            3,800                 78,888
Harley-Davidson, Inc.                                      2,800                105,000
Harman International
   Industries Inc.                                           700                 30,478
Hasbro, Inc.                                               1,750                 48,825
Home Depot, Inc.                                          19,100                534,227
IAC/InterActiveCorp.                                       2,200                 45,672(a)
International Game Technology                              3,500                140,735
Interpublic Group of
   Companies, Inc.                                         5,000                 42,050(a)
J.C. Penney Company, Inc.                                  2,500                 94,275
Johnson Controls, Inc.                                     6,800                229,840
Jones Apparel Group, Inc.                                  1,100                 14,762
KB Home                                                      900                 22,257
Kohl's Corp.                                               3,500                150,115(a)
Leggett & Platt, Incorporated                              1,900                 28,975
Lennar Corp. (Class A)                                     1,500                 28,215
Limited Brands, Inc.                                       3,626                 62,005
Liz Claiborne Inc.                                         1,200                 21,780



----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

Lowe's Companies, Inc.                                    16,600           $    380,804
Macy's, Inc.                                               4,882                112,579
Marriott International Inc.
   (Class A)                                               3,600                123,696
Mattel, Inc.                                               4,300                 85,570
McDonald's Corp.                                          12,989                724,397
McGraw-Hill Companies Inc.                                 3,700                136,715
Meredith Corp.                                               400                 15,300
New York Times Co. (Class A)                               1,600                 30,208
Newell Rubbermaid, Inc.                                    3,015                 68,953
News Corp. (Class A)                                      26,000                487,500
Nike Inc. (Class B)                                        4,300                292,400
Nordstrom, Inc.                                            2,200                 71,720
Office Depot, Inc.                                         3,000                 33,150(a)
OfficeMax, Inc.                                              800                 15,312
Omnicom Group, Inc.                                        3,700                163,466
Polo Ralph Lauren Corp.
   (Class A)                                                 700                 40,803
Pulte Homes, Inc.                                          2,400                 34,920
RadioShack Corp.                                           1,500                 24,375
Sears Holdings Corp.                                         829                 84,633(a)
Snap-On Incorporated                                         700                 35,595
Staples, Inc.                                              8,250                182,407
Starbucks Corp.                                            8,400                147,000(a)
Starwood Hotels & Resorts
   Worldwide, Inc.                                         2,200                113,850
Target Corp.                                               9,400                476,392
The E.W. Scripps Co. (Class A)                             1,000                 42,010
The Gap, Inc.                                              5,162                101,588
The Sherwin-Williams Co.                                   1,200                 61,248
The Stanley Works                                            900                 42,858
The Walt Disney Co.                                       21,500                674,670
Tiffany & Co.                                              1,500                 62,760
Time Warner, Inc.                                         40,950                574,119(h)
TJX Companies, Inc.                                        5,000                165,350
VF Corp.                                                   1,000                 77,510
Viacom Inc. (Class B)                                      7,250                287,245(a)
Washington Post Co. (Class B)                                 70                 46,305
Wendy's International, Inc.                                1,000                 23,060
Whirlpool Corp.                                              871                 75,585
Wyndham Worldwide Corp.                                    2,027                 41,918
Yum! Brands, Inc.                                          5,400                200,934
                                                                             11,333,222

CONSUMER STAPLES -- 10.9%

Altria Group, Inc.                                        24,000                532,800(h)
Anheuser-Busch Companies, Inc.                             8,100                384,345
Archer-Daniels-Midland Co.                                 7,308                300,797
Avon Products, Inc.                                        4,900                193,746
Brown-Forman Corp. (Class B)                               1,000                 66,220
Campbell Soup Co.                                          2,600                 88,270
Clorox Co.                                                 1,600                 90,624
Coca-Cola Enterprises, Inc.                                3,100                 75,020
Colgate-Palmolive Co.                                      5,800                451,878
ConAgra Foods, Inc.                                        5,600                134,120
Constellation Brands, Inc.
   (Class A)                                               2,200                 38,874(a)
Costco Wholesale Corp.                                     4,900                318,353
CVS Caremark Corp.                                        16,181                655,492
Dean Foods Co.                                             1,800                 36,162



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


S&P 500 INDEX FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

General Mills, Inc.                                        3,800           $    227,544
HJ Heinz Co.                                               3,600                169,092
Kellogg Co.                                                3,000                157,680
Kimberly-Clark Corp.                                       4,800                309,840
Kraft Foods, Inc. (Class A)                               17,462                541,497
McCormick & Company, Inc.                                  1,400                 51,758
Molson Coors Brewing Co. (Class B)                         1,500                 78,855
Pepsi Bottling Group, Inc.                                 1,500                 50,865
PepsiCo, Inc.                                             18,110              1,307,542
Philip Morris International Inc.                          24,000              1,213,920(a)
Procter & Gamble Co.                                      34,895              2,445,093
Reynolds American, Inc.                                    1,900                112,157
Safeway Inc.                                               4,900                143,815
Sara Lee Corp.                                             8,406                117,516
Supervalu Inc.                                             2,389                 71,622
SYSCO Corp.                                                6,900                200,238
The Coca-Cola Co.                                         22,700              1,381,749(h)
The Estee Lauder Companies Inc.
   (Class A)                                               1,300                 59,605
The Hershey Co.                                            1,900                 71,573
The Kroger Co.                                             7,800                198,120
Tyson Foods, Inc. (Class A)                                3,300                 52,635
UST Inc.                                                   1,800                 98,136
Walgreen Co.                                              11,200                426,608
Wal-Mart Stores, Inc.                                     26,900              1,417,092
Whole Foods Market, Inc.                                   1,600                 52,752
WM Wrigley Jr. Co.                                         2,500                157,100
                                                                             14,481,105

ENERGY -- 13.0%

Anadarko Petroleum Corp.                                   5,274                332,420
Apache Corp.                                               3,812                460,566
Baker Hughes Incorporated                                  3,570                244,545
BJ Services Co.                                            3,200                 91,232
Cameron International Corp.                                2,400                 99,936(a)
Chesapeake Energy Corp.                                    5,100                235,365
Chevron Corp.                                             23,514              2,007,155
ConocoPhillips                                            17,816              1,357,757
Consol Energy, Inc.                                        2,100                145,299
Devon Energy Corp.                                         5,028                524,571
El Paso Corp.                                              7,983                132,837
ENSCO International Inc.                                   1,600                100,192
EOG Resources, Inc.                                        2,800                336,000
Exxon Mobil Corp.                                         60,716              5,135,359(h)
Halliburton Co.                                            9,945                391,137
Hess Corp.                                                 3,200                282,176
Marathon Oil Corp.                                         8,182                373,099
Murphy Oil Corp.                                           2,100                172,494
Nabors Industries Ltd.                                     3,100                104,687(a)
National Oilwell Varco, Inc.                               4,000                233,520(a)
Noble Corp.                                                3,000                149,010
Noble Energy, Inc.                                         2,000                145,600
Occidental Petroleum Corp.                                 9,400                687,798
Peabody Energy Corp.                                       3,000                153,000
Range Resources Corp.                                      1,700                107,865
Rowan Companies, Inc.                                      1,200                 49,416
Schlumberger Ltd.                                         13,600              1,183,200

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

Smith International, Inc.                                  2,300            $   147,729
Spectra Energy Corp.                                       7,054                160,479
Sunoco, Inc.                                               1,300                 68,211
Tesoro Corp.                                               1,500                 45,000
Transocean, Inc.                                           3,613                488,478
Valero Energy Corp.                                        6,200                304,482
Weatherford International Ltd.                             3,800                275,386(a)
Williams Companies, Inc.                                   6,700                220,966
XTO Energy, Inc.                                           5,857                362,314
                                                                             17,309,281

FINANCIALS -- 16.5%

ACE Ltd.                                                   3,700                203,722
AFLAC Incorporated                                         5,400                350,730
Allstate Corp.                                             6,300                302,778
AMBAC Financial Group, Inc.                                2,750                 15,813
American Capital Strategies Ltd.                           2,200                 75,152
American Express Co.                                      13,200                577,104(h)
American International
   Group, Inc.                                            28,638              1,238,593(h)
Ameriprise Financial, Inc.                                 2,660                137,921
AON Corp.                                                  3,300                132,660
Apartment Investment &
   Management Co. (Class A) (REIT)                         1,064                 38,102
Assurant, Inc.                                             1,100                 66,946
AvalonBay Communities, Inc. (REIT)                           900                 86,868
Bank of America Corp.                                     50,556              1,916,578(h)
Bank of New York Mellon Corp.                             13,041                544,201
BB&T Corp.                                                 6,200                198,772
Boston Properties, Inc. (REIT)                             1,400                128,898
Capital One Financial Corp.                                4,169                205,198
CB Richard Ellis Group, Inc.
   (Class A)                                               1,800                 38,952(a)
Charles Schwab Corp.                                      10,700                201,481
Chubb Corp.                                                4,300                212,764
Cincinnati Financial Corp.                                 1,938                 73,722
CIT Group, Inc.                                            2,100                 24,885
Citigroup, Inc.                                           59,013              1,264,059
CME Group Inc.                                               600                281,460
Comerica Incorporated                                      1,650                 57,882
Countrywide Financial Corp.                                6,398                 35,189
Developers Diversified
   Realty Corp. (REIT)                                     1,400                 58,632
Discover Financial Services                                5,650                 92,490
E*Trade Financial Corp.                                    4,600                 17,756(a)
Equity Residential (REIT)                                  3,100                128,619
Federal Home Loan Mortgage Corp.                           7,200                182,304
Federal National Mortgage Assoc.                          11,100                292,152
Federated Investors Inc. (Class B)                           900                 35,244
Fifth Third Bancorp                                        6,019                125,918
First Horizon National Corp.                               1,300                 18,213
Franklin Resources, Inc.                                   1,800                174,582
General Growth
   Properties, Inc. (REIT)                                 2,800                106,876
Genworth Financial, Inc. (Class A)                         5,000                113,200
Goldman Sachs Group, Inc.                                  4,490                742,601
Hartford Financial Services
   Group, Inc.                                             3,600                272,772



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


S&P 500 INDEX FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
-----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
-----------------------------------------------------------------------------------------------

HCP, Inc. (REIT)                                           2,600            $    87,906
Host Hotels & Resorts Inc. (REIT)                          5,800                 92,336
Hudson City Bancorp, Inc.                                  6,100                107,848
Huntington Bancshares
   Incorporated                                            3,878                 41,689
IntercontinentalExchange, Inc.                               795                103,748(a)
Janus Capital Group, Inc.                                  1,700                 39,559
JP Morgan Chase & Co.                                     38,480              1,652,716
Keycorp                                                    4,400                 96,580
Kimco Realty Corp. (REIT)                                  2,900                113,593
Legg Mason, Inc.                                           1,500                 83,970
Lehman Brothers Holdings, Inc.                             6,000                225,840
Leucadia National Corp.                                    1,900                 85,918
Lincoln National Corp.                                     3,022                157,144
Loews Corp.                                                4,900                197,078
M&T Bank Corp.                                               800                 64,384
Marsh & McLennan
   Companies, Inc.                                         6,000                146,100
Marshall & Ilsley Corp.                                    2,898                 67,234
MBIA Inc.                                                  2,200                 26,884
Merrill Lynch & Company, Inc.                             11,100                452,214
Metlife, Inc.                                              8,100                488,106
MGIC Investment Corp.                                        900                  9,477
Moody's Corp.                                              2,500                 87,075
Morgan Stanley                                            12,600                575,820
National City Corp.                                        7,100                 70,645
Northern Trust Corp.                                       2,200                146,234
NYSE Euronext                                              3,000                185,130
Plum Creek Timber
   Company, Inc. (REIT)                                    2,000                 81,400
PNC Financial Services
   Group, Inc.                                             3,800                249,166
Principal Financial Group, Inc.                            3,000                167,160
Prologis (REIT)                                            2,900                170,694
Prudential Financial, Inc.                                 5,000                391,250
Public Storage (REIT)                                      1,400                124,068
Regions Financial Corp.                                    7,873                155,492
Safeco Corp.                                               1,100                 48,268
Simon Property Group, Inc. (REIT)                          2,500                232,275
SLM Corp.                                                  5,100                 78,285
Sovereign Bancorp, Inc.                                    3,865                 36,022
State Street Corp.                                         4,400                347,600(e)
SunTrust Banks, Inc.                                       3,900                215,046
T Rowe Price Group, Inc.                                   3,000                150,000
The Bear Stearns Companies Inc.                            1,320                 13,847
The Progressive Corp.                                      8,000                128,560
Torchmark Corp.                                            1,100                 66,121
Travelers Companies, Inc.                                  6,976                333,802
Unum Group                                                 4,046                 89,053
US Bancorp.                                               19,506                631,214
Vornado Realty Trust (REIT)                                1,500                129,315
Wachovia Corp.                                            22,624                610,848
Washington Mutual, Inc.                                    9,714                100,054
Wells Fargo & Co.                                         37,400              1,088,340
XL Capital Ltd.                                            2,000                 59,100
Zions Bancorporation                                       1,200                 54,660
                                                                             21,928,657

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

HEALTHCARE -- 11.5%

Abbott Laboratories                                       17,500             $  965,125(h)
Aetna, Inc.                                                5,600                235,704
Allergan, Inc.                                             3,500                197,365
AmerisourceBergen Corp.                                    1,844                 75,567
Amgen, Inc.                                               12,276                512,891(a)
Applera Corp - Applied
   Biosystems Group                                        1,800                 59,148
Barr Pharmaceuticals, Inc.                                 1,200                 57,972(a)
Baxter International, Inc.                                 7,200                416,304
Becton Dickinson & Co.                                     2,800                240,380
Biogen Idec, Inc.                                          3,300                203,577(a)
Boston Scientific Corp.                                   15,139                194,839(a)
Bristol-Myers Squibb Co.                                  22,300                474,990
C.R. Bard, Inc.                                            1,200                115,680
Cardinal Health, Inc.                                      4,075                213,978
Celgene Corp.                                              5,000                306,450(a)
Cigna Corp.                                                3,100                125,767
Coventry Healthcare, Inc.                                  1,800                 72,630(a)
Covidien Ltd.                                              5,641                249,614
Eli Lilly & Co.                                           11,200                577,808(h)
Express Scripts, Inc.                                      2,800                180,096(a)
Forest Laboratories, Inc.                                  3,500                140,035(a)
Genzyme Corp.                                              3,000                223,620(a)
Gilead Sciences, Inc.                                     10,500                541,065(a)
Hospira, Inc.                                              1,800                 76,986(a)
Humana Inc.                                                1,900                 85,234(a)
IMS Health Inc.                                            2,288                 48,071
Johnson & Johnson                                         32,168              2,086,738(h)
King Pharmaceuticals, Inc.                                 2,766                 24,064(a)
Laboratory Corporation of
   America Holdings                                        1,300                 95,784(a)
McKesson Corp.                                             3,244                169,888
Medco Health Solutions, Inc.                               5,988                262,215(a)
Medtronic, Inc.                                           12,800                619,136
Merck & Company, Inc.                                     24,500                929,775
Millipore Corp.                                              600                 40,446(a)
Mylan, Inc.                                                3,600                 41,760
Patterson Companies, Inc.                                  1,600                 58,080(a)
PerkinElmer, Inc.                                          1,400                 33,950
Pfizer, Inc.                                              76,669              1,604,682(h)
Quest Diagnostics Incorporated,                            1,700                 76,959
Schering-Plough Corp.                                     18,400                265,144
St. Jude Medical, Inc.                                     3,900                168,441(a)
Stryker Corp.                                              2,700                175,635
Tenet Healthcare Corp.                                     5,300                 29,998(a)
Thermo Fisher Scientific, Inc.                             4,800                272,832(a)
UnitedHealth Group, Inc.                                  14,100                484,476
Varian Medical Systems, Inc.                               1,400                 65,576(a)
Waters Corp.                                               1,100                 61,270(a)
Watson Pharmaceuticals, Inc.                               1,200                 35,184(a)
WellPoint, Inc.                                            6,100                269,193(a)
Wyeth                                                     15,300                638,928(h)
Zimmer Holdings, Inc.                                      2,690                209,443(a)
                                                                             15,310,493


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


S&P 500 INDEX FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

INDUSTRIALS -- 12.0%

Allied Waste Industries, Inc.                              4,000            $    43,240(a)
Avery Dennison Corp.                                       1,200                 59,100
Boeing Co.                                                 8,700                647,019
Burlington Northern
   Santa Fe Corp.                                          3,400                313,548
Caterpillar, Inc.                                          7,100                555,859
CH Robinson Worldwide, Inc.                                1,900                103,360
Cintas Corp.                                               1,500                 42,810
Cooper Industries Ltd.                                     2,100                 84,315
CSX Corp.                                                  4,700                263,529
Cummins, Inc.                                              2,300                107,686
Danaher Corp.                                              2,900                220,487
Deere & Co.                                                5,000                402,200
Dover Corp.                                                2,200                 91,916
Eaton Corp.                                                1,700                135,439
Emerson Electric Co.                                       8,900                457,994
Equifax, Inc.                                              1,400                 48,272
Expeditors International
   Washington, Inc.                                        2,400                108,432
FedEx Corp.                                                3,500                324,345
Fluor Corp.                                                1,000                141,160
General Dynamics Corp.                                     4,600                383,502
General Electric Co.                                     113,400              4,196,934(h,m)
Goodrich Corp.                                             1,400                 80,514
Honeywell International Inc.                               8,450                476,749
Illinois Tool Works Inc.                                   4,500                217,035
Ingersoll-Rand Company Ltd.
   (Class A)                                               3,200                142,656
ITT Corp.                                                  2,000                103,620
Jacobs Engineering Group, Inc.                             1,400                103,026(a)
L-3 Communications Holdings, Inc.                          1,400                153,076
Lockheed Martin Corp.                                      3,900                387,270
Masco Corp.                                                4,200                 83,286
Monster Worldwide, Inc.                                    1,500                 36,315(a)
Norfolk Southern Corp.                                     4,200                228,144
Northrop Grumman Corp.                                     3,884                302,214
PACCAR, Inc.                                               4,125                185,625
Pall Corp.                                                 1,400                 49,098
Parker Hannifin Corp.                                      1,950                135,076
Pitney Bowes, Inc.                                         2,500                 87,550
Precision Castparts Corp.                                  1,600                163,328
Raytheon Co.                                               4,900                316,589
Robert Half International, Inc.                            1,900                 48,906
Rockwell Automation, Inc.                                  1,700                 97,614
Rockwell Collins, Inc.                                     1,900                108,585
RR Donnelley & Sons Co.                                    2,500                 75,775
Ryder System, Inc.                                           600                 36,546
Southwest Airlines Co.                                     8,350                103,540
Terex Corp.                                                1,200                 75,000(a)
Textron, Inc.                                              2,800                155,176
The Manitowoc Company, Inc.                                1,400                 57,120
3M Co.                                                     8,100                641,115
Trane, Inc.                                                1,900                 87,210
Tyco International Ltd.                                    5,541                244,081
Union Pacific Corp.                                        3,000                376,140
United Parcel Service Inc.
   (Class B)                                              11,700                854,334

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

United Technologies Corp.                                 11,200           $    770,784
W.W. Grainger, Inc.                                          800                 61,112
Waste Management, Inc.                                     5,670                190,285
                                                                             15,965,641

INFORMATION TECHNOLOGY -- 15.5%

Adobe Systems Incorporated                                 6,600                234,894(a)
Advanced Micro Devices, Inc.                               6,400                 37,696(a)
Affiliated Computer Services, Inc.
   (Class A)                                               1,200                 60,132(a)
Agilent Technologies, Inc.                                 4,055                120,961(a)
Akamai Technologies, Inc.                                  1,900                 53,504(a)
Altera Corp.                                               3,300                 60,819
Analog Devices, Inc.                                       3,400                100,368
Apple Computer, Inc.                                       9,957              1,428,830(a)
Applied Materials, Inc.                                   15,700                306,307
Autodesk, Inc.                                             2,600                 81,848(a)
Automatic Data Processing, Inc.                            6,000                254,340
BMC Software, Inc.                                         2,200                 71,544(a)
Broadcom Corp. (Class A)                                   5,300                102,131(a)
CA, Inc.                                                   4,450                100,125
Ciena Corp.                                                  957                 29,504(a)
Cisco Systems, Inc.                                       67,600              1,628,484(a,h)
Citrix Systems, Inc.                                       2,200                 64,526(a)
Cognizant Technology
   Solutions Corp. (Class A)                               3,200                 92,256(a)
Computer Sciences Corp.                                    1,900                 77,501(a)
Compuware Corp.                                            3,500                 25,690(a)
Convergys Corp.                                            1,500                 22,590(a)
Corning Incorporated                                      17,800                427,912
Dell, Inc.                                                25,400                505,968(a)
eBay, Inc.                                                12,600                375,984(a)
Electronic Arts, Inc.                                      3,500                174,720(a)
Electronic Data Systems Corp.                              5,800                 96,570
EMC Corp.                                                 23,862                342,181(a)
Fidelity National Information
   Services, Inc.                                          1,900                 72,466
Fiserv, Inc.                                               1,800                 86,562(a)
Google, Inc. (Class A)                                     2,639              1,162,400(a)
Hewlett-Packard Co.                                       27,928              1,275,193
Intel Corp.                                               65,600              1,389,408(h)
International Business
   Machines Corp.                                         15,700              1,807,698(h)
Intuit Inc.                                                3,700                 99,937(a)
Jabil Circuit, Inc.                                        2,500                 23,650
JDS Uniphase Corp.                                         2,350                 31,466(a)
Juniper Networks, Inc.                                     5,800                145,000(a)
Kla-Tencor Corp.                                           2,100                 77,910
Lexmark International Inc.
   (Class A)                                               1,000                 30,720(a)
Linear Technology Corp.                                    2,500                 76,725
LSI Corp.                                                  8,100                 40,095(a)
MEMC Electronic Materials, Inc.                            2,600                184,340(a)
Microchip Technology Inc.                                  2,100                 68,733
Micron Technology, Inc.                                    8,700                 51,939(a)
Microsoft Corp.                                           90,800              2,576,904(h)
Molex, Inc.                                                1,750                 40,530



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


S&P 500 INDEX FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

Motorola, Inc.                                            25,561           $    237,717
National Semiconductor Corp.                               2,800                 51,296
NetApp, Inc.                                               3,900                 78,195(a)
Novell, Inc.                                               4,400                 27,676(a)
Novellus Systems, Inc.                                     1,400                 29,470(a)
Nvidia Corp.                                               6,200                122,698(a)
Oracle Corp.                                              45,007                880,337(a)
Paychex, Inc.                                              3,800                130,188
QLogic Corp.                                               1,600                 24,560(a)
QUALCOMM, Inc.                                            18,200                746,200
SanDisk Corp.                                              2,600                 58,682(a)
Sun Microsystems, Inc.                                     8,850                137,440(a)
Symantec Corp.                                             9,959                165,519(a)
Tellabs, Inc.                                              4,900                 26,705(a)
Teradata Corp.                                             2,000                 44,120(a)
Teradyne, Inc.                                             2,200                 27,324(a)
Texas Instruments Incorporated                            15,200                429,704
Total System Services, Inc.                                2,338                 55,317
Tyco Electronics Ltd.                                      5,541                190,167
Unisys Corp.                                               3,600                 15,948(a)
VeriSign, Inc.                                             2,400                 79,776(a)
Western Union Co.                                          8,750                186,113
Xerox Corp.                                               10,800                161,676
Xilinx, Inc.                                               3,400                 80,750
Yahoo! Inc.                                               15,100                436,843(a)
                                                                             20,543,482

MATERIALS -- 3.5%

Air Products & Chemicals, Inc.                             2,500                230,000
Alcoa, Inc.                                                9,284                334,781
Allegheny Technologies
   Incorporated                                            1,200                 85,632
Ashland, Inc.                                                600                 28,380
Ball Corp.                                                 1,100                 50,534
Bemis Company Inc.                                         1,100                 27,973
Domtar Corp.                                                  12                     82(a)
Dow Chemical Co.                                          10,694                394,074
E.I. du Pont de Nemours and Co.                           10,303                481,768
Eastman Chemical Co.                                         900                 56,205
Ecolab Inc.                                                1,900                 82,517
Freeport-McMoRan
   Copper & Gold, Inc.                                     4,374                420,866
Hercules, Inc.                                             1,400                 25,606
International Flavors &
   Fragrances Inc.                                         1,000                 44,050
International Paper Co.                                    4,775                129,880
MeadWestvaco Corp.                                         2,000                 54,440
Monsanto Co.                                               6,206                691,969
Newmont Mining Corp.                                       5,100                231,030
Nucor Corp.                                                3,300                223,542
Pactiv Corp.                                               1,600                 41,936(a)
PPG Industries, Inc.                                       1,900                114,969
Praxair, Inc.                                              3,600                303,228
Rohm & Haas Co.                                            1,400                 75,712
Sealed Air Corp.                                           1,900                 47,975
Sigma-Aldrich Corp.                                        1,500                 89,475
Titanium Metals Corp.                                        900                 13,545

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

United States Steel Corp.                                  1,300            $   164,931
Vulcan Materials Co.                                       1,200                 79,680
Weyerhaeuser Co.                                           2,345                152,519
                                                                              4,677,299

TELECOMMUNICATION SERVICES -- 3.4%

American Tower Corp. (Class A)                             4,500                176,445(a)
AT&T, Inc.                                                68,531              2,624,737(h)
CenturyTel, Inc.                                           1,200                 39,888
Citizens Communications Co.                                3,400                 35,666
Embarq Corp.                                               1,735                 69,573
Qwest Communications
   International, Inc.                                    17,917                 81,164
Sprint Nextel Corp. (Series 1)                            32,401                216,763
Verizon Communications, Inc.                              32,566              1,187,031
Windstream Corp.                                           5,118                 61,160
                                                                              4,492,427

UTILITIES -- 3.6%

Allegheny Energy, Inc.                                     1,900                 95,950
Ameren Corp.                                               2,400                105,696
American Electric Power
   Company, Inc.                                           4,540                189,000
Centerpoint Energy, Inc.                                   3,800                 54,226
CMS Energy Corp.                                           2,700                 36,558
Consolidated Edison, Inc.                                  3,000                119,100
Constellation Energy Group, Inc.                           2,000                176,540
Dominion Resources, Inc.                                   6,600                269,544
DTE Energy Co.                                             1,900                 73,891
Duke Energy Corp.                                         14,208                253,613
Dynegy, Inc. (Class A)                                     5,800                 45,762(a)
Edison International                                       3,700                181,374
Entergy Corp.                                              2,200                239,976
Exelon Corp.                                               7,450                605,461
FirstEnergy Corp.                                          3,431                235,435
FPL Group, Inc.                                            4,600                288,604
Integrys Energy Group, Inc.                                  795                 37,079
Nicor Inc.                                                   600                 20,106
NiSource, Inc.                                             3,147                 54,254
Pepco Holdings, Inc.                                       2,400                 59,328
PG&E Corp.                                                 4,000                147,280
Pinnacle West Capital Corp.                                1,100                 38,588
PPL Corp.                                                  4,200                192,864
Progress Energy, Inc.                                      2,875                119,887
Public Service Enterprise
   Group, Inc.                                             5,800                233,102
Questar Corp.                                              1,900                107,464
Sempra Energy                                              2,950                157,176
Southern Co.                                               8,600                306,246
TECO Energy, Inc.                                          2,500                 39,875
The AES Corp.                                              7,700                128,359(a)
Xcel Energy, Inc.                                          4,815                 96,059
                                                                              4,708,397

TOTAL COMMON STOCK
   (COST $121,416,760)                                                      130,750,004



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


S&P 500 INDEX FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $68,897)                                                           $    53,740(l)


TOTAL INVESTMENTS IN SECURITIES
   (COST $121,485,657)                                                      130,803,744

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.8%

GE Money Market Fund
   Institutional Class
2.08%                                                                         1,009,837(d,o)
Money Market Obligations Trust
3.11%                                                     10,324                 10,324(q)
3.17%                                                        111                    111(q)
                                                                              1,020,272

                                                        PRINCIPAL
                                                           AMOUNT
----------------------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.1%

U.S. Treasury Bill
1.30%       06/12/08                                    $134,000                133,652

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,153,924)                                                          1,153,924


TOTAL INVESTMENTS
   (COST $122,639,581)                                                      131,957,668

OTHER ASSETS AND LIABILITIES,
   NET -- 0.6%                                                                  872,760
                                                                           ------------
NET ASSETS -- 100.0%                                                       $132,830,428
                                                                           ============

----------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------

The GE Institutional S&P 500 Index Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                          NUMBER             CURRENT
                       EXPIRATION           OF              NOTIONAL            UNREALIZED
DESCRIPTION               DATE           CONTRACTS            VALUE            APPRECIATION
----------------------------------------------------------------------------------------------
S&P Mini 500
  Index Futures         June 2008           28             $1,853,600             $12,931



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Core Value Equity Fund                                                      Q&A
--------------------------------------------------------------------------------

THE CORE VALUE EQUITY FUND (FORMERLY THE "VALUE EQUITY FUND") IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Core Value Equity Fund returned -9.89% for the Investment Class shares and -11.18% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 848 Large-Cap Core Funds returned an average of -12.95% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period was a challenge for U.S. Equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Fed addressed the risks to growth by easing monetary policy, lowering its benchmark rate by 250 basis points to 2.25% at March 31, 2008. Despite this injection of liquidity, and other supportive measures by the Fed, credit conditions remained tight throughout the period, and volatility remained high.

Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund performed well relative to the market partly because of an overweight in higher quality large-cap companies in the consumer staples sector. In addition, the Fund sidestepped the worst of the fallout from the sub-prime debacle by underweighting financials, especially commercial and investment banks. As oil surpassed $100 per barrel for the first time in history, our energy holdings also benefited the Fund, driven by strength in Hess (+33%),



PICTURED TO THE LEFT:
PAUL C. REINHARDT
[PHOTO OMITTED]

Core Value Equity Fund                                                       Q&A
--------------------------------------------------------------------------------

    Transocean (+13%) and Apache Corp. (+35%). We had positive stock selection within technology as we overweighted high-quality, global players like Western Union (+2%), Taiwan Semiconductor (+1%), IBM (-2%) and Microsoft (-3%). Each of these multinational players has been well positioned to benefit from growth in emerging markets.

    The Fund's positioning within industrials penalized performance, as we missed commodity-cost driven rallies in the road/rail and air freight/logistics industries. Furthermore, while Freddie Mac (-56%) and AIG (-36%) pulled back in the credit turmoil, their negative contributions were more than offset by the balance of the Fund's high-quality financials. Amgen's weakness (-26%) drove the Fund's lagging performance in the health care sector. The biotech company languished amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like both Amgen's pipeline of new products and its low stock valuation. In consumer discretionary, disappointing results in media detracted from relative returns (E.G., Time Warner -23% and Cablevision -19%), and underweighting the outperforming hospitality and leisure stocks also detracted from returns.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund over the period. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for an economic slowdown.

    We have increased technology and consumer staples as a percentage of portfolio holdings. We believe companies in these sectors will show strong earnings growth despite a slowing economy. The Fund also continues to emphasize larger companies that can compete globally. Over the past six months, many of these holdings were selling at discounts or on par with smaller, more U.S.-centric companies. Thus, the holdings include dominant competitors in the household products, semiconductor and software industries. Our objective for many of our holdings is for both valuation improvement and earnings growth to drive relative stock appreciation.

Core Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             901.14                             2.02
     Service Class                   1,000.00                             900.39                             3.22
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.71                             2.12
     Service Class                   1,000.00                           1,021.48                             3.39
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FOR INVESTMENT CLASS AND 0.67% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (9.89)% FOR INVESTMENT CLASS SHARES AND (9.96)% FOR SERVICE CLASS SHARES.

Core Value Equity Fund                                               (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                      Core Value Equity Fund
                      Investment Class Shares              S&P 500 Index

02/02/00                    $10,000.00                      $10,000.00
09/00                        10,389.99                       10,377.68
09/01                         8,763.60                        7,611.15
09/02                         7,304.47                        6,051.63
09/03                         8,774.53                        7,530.64
09/04                         9,948.62                        8,575.37
09/05                        11,091.16                        9,625.97
09/06                        12,468.38                       10,665.16
09/07                        14,830.36                       12,418.76
03/08                        13,364.26                       10,871.16


------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 02/02/00)
------------------------------------------------------------------------------------------------------------
                                SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                              MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Core Value Equity Fund        -9.89%       -0.52%        12.02%          3.61%                $13,364
------------------------------------------------------------------------------------------------------------
S&P 500 Index                -12.46%       -5.07%        11.32%          1.03%*               $10,871
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                      Core Value Equity Fund
                       Service Class Shares                S&P 500 Index

09/05                       $10,000.00                      $10,000.00
12/05                        10,140.52                       10,209.46
03/06                        10,590.34                       10,638.65
06/06                        10,541.45                       10,485.44
09/06                        11,216.18                       11,079.57
12/06                        11,959.26                       11,821.78
03/07                        12,066.62                       11,897.61
06/07                        12,925.45                       12,644.76
09/07                        13,311.93                       12,901.30
12/07                        13,199.80                       12,471.45
03/08                        11,985.89                       11,293.58


------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
------------------------------------------------------------------------------------------------------------
                                     SIX           ONE           SINCE            ENDING VALUE OF A
                                   MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Core Value Equity Fund             -9.96%        -0.67%          7.51%                 $11,986
------------------------------------------------------------------------------------------------------------
S&P 500 Index                     -12.46%        -5.07%          4.99%*                $11,294
------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $98,267
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Information Technology                                               21.4%
Consumer Staples                                                     15.0%
Financials                                                           13.3%
Healthcare                                                           11.4%
Energy                                                               10.1%
Industrials                                                           9.3%
Consumer Discretionary                                                8.0%
Utilities                                                             4.1%
Materials                                                             3.8%
Telecommunication Services                                            2.2%
Short-Term                                                            1.4%
Other Investments                                                     0.0%**



TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.39%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.08%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.59%
--------------------------------------------------------------------------------
 Oracle Corp.                                            2.50%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   2.50%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    2.39%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.34%
--------------------------------------------------------------------------------
 Omnicom Group, Inc.                                     2.27%
--------------------------------------------------------------------------------
 Kimberly-Clark Corp.                                    1.99%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     1.96%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
**  LESS THAN 0.1%

    SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


CORE VALUE EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                             CORE VALUE EQUITY FUND
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%+
----------------------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.0%

Bed Bath & Beyond, Inc.                                   10,826            $   319,367(a)
Cablevision Systems Corp.                                 25,979                556,730(a)
Comcast Corp. (Class A)                                   43,296                821,325
Darden Restaurants, Inc.                                   4,764                155,068
News Corp. (Class A)                                      47,624                892,950
Omnicom Group, Inc.                                       50,440              2,228,439
The Walt Disney Co.                                       15,373                482,405
Time Warner, Inc.                                        126,642              1,775,521
Viacom Inc. (Class B)                                     16,021                634,752(a)
                                                                              7,866,557

CONSUMER STAPLES -- 14.9%

Clorox Co.                                                18,399              1,042,119
Diageo PLC ADR                                             5,731                466,045
General Mills, Inc.                                       29,441              1,762,927
Kimberly-Clark Corp.                                      30,308              1,956,381
McCormick & Company, Inc.                                 25,980                960,481
Nestle S.A. ADR                                            7,701                962,625
PepsiCo, Inc.                                             31,823              2,297,621
Procter & Gamble Co.                                      33,552              2,350,989
Sara Lee Corp.                                            34,638                484,239
The Coca-Cola Co.                                          5,629                342,637
The Estee Lauder Companies Inc.
   (Class A)                                              17,969                823,879
Wal-Mart Stores, Inc.                                     23,811              1,254,363
                                                                             14,704,306

ENERGY -- 10.1%

Apache Corp.                                               6,494                784,605
Devon Energy Corp.                                         5,629                587,274
Exxon Mobil Corp.                                         39,395              3,332,029
Halliburton Co.                                           32,255              1,268,589
Hess Corp.                                                16,453              1,450,826
Marathon Oil Corp.                                         9,744                444,326
Nabors Industries Ltd.                                    12,987                438,571(a)
National Oilwell Varco, Inc.                               3,248                189,618(a)
Suncor Energy, Inc.                                        3,249                313,041
Transocean, Inc.                                           8,395              1,135,004
                                                                              9,943,883

FINANCIALS -- 12.6%

ACE Ltd.                                                  14,289                786,752
Allstate Corp.                                            18,147                872,145
American Express Co.                                      18,406                804,710
American International Group, Inc.                        14,063                608,225
AON Corp.                                                 23,597                948,599
Bank of America Corp.                                     17,322                656,677

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

Bank of New York Mellon Corp.                             32,472          $   1,355,057
BlackRock, Inc.                                            2,165                442,050
Chubb Corp.                                               22,297              1,103,256
Citigroup, Inc.                                           23,162                496,130
Federal Home Loan
   Mortgage Corp.                                         28,142                712,555
JP Morgan Chase & Co.                                     22,951                985,745
Marsh & McLennan
   Companies, Inc.                                        15,157                369,073
Metlife, Inc.                                             24,679              1,487,157
US Bancorp.                                               24,465                791,687
                                                                             12,419,818

HEALTHCARE -- 11.3%

Abbott Laboratories                                       11,283                622,257
Aetna, Inc.                                               15,154                637,832
Amgen, Inc.                                               40,297              1,683,609(a)
Baxter International, Inc.                                12,988                750,966
Boston Scientific Corp.                                   62,784                808,030(a)
Bristol-Myers Squibb Co.                                  36,803                783,904
Covidien Ltd.                                              7,948                351,699
DaVita, Inc.                                              15,582                744,196(a)
GlaxoSmithKline PLC ADR                                    4,294                182,194
Johnson & Johnson                                         10,390                673,999
McKesson Corp.                                            17,318                906,944
Merck & Company, Inc.                                     11,446                434,376
Thermo Fisher Scientific, Inc.                             6,627                376,679(a)
UnitedHealth Group, Inc.                                  16,020                550,447
Wyeth                                                     39,614              1,654,281
                                                                             11,161,413

INDUSTRIALS -- 6.7%

ABB Ltd. ADR                                              28,656                771,420
Cooper Industries Ltd.                                    21,648                869,167
Deere & Co.                                                8,007                644,083
Eaton Corp.                                                8,877                707,231
General Dynamics Corp.                                    18,834              1,570,191
ITT Corp.                                                 14,290                740,365
Koninklijke Philips
   Electronics N.V.                                        8,468                324,663
Rockwell Collins, Inc.                                     2,866                163,792
Siemens AG ADR                                             2,166                235,964
3M Co.                                                     7,140                565,131
                                                                              6,592,007

INFORMATION TECHNOLOGY -- 21.4%

Affiliated Computer Services, Inc.
   (Class A)                                              12,771                639,955(a)
Analog Devices, Inc.                                      29,551                872,346
Apple Computer, Inc.                                       2,816                404,096(a)
Cisco Systems, Inc.                                       80,100              1,929,609(a)
Corning Incorporated                                      22,729                546,405
Dell, Inc.                                                 8,059                160,535(a)
Fidelity National Information
   Services, Inc.                                         12,989                495,400
Hewlett-Packard Co.                                       30,523              1,393,680
Intel Corp.                                               82,264              1,742,351



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


CORE VALUE EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

International Business
   Machines Corp.                                         21,301          $   2,452,597
Intuit Inc.                                                7,362                198,848(a)
Lam Research Corp.                                        11,041                421,987(a)
Maxim Integrated Products, Inc.                           33,312                679,232
Microchip Technology Inc.                                 10,823                354,237
Microsoft Corp.                                          106,563              3,024,258
National Semiconductor Corp.                              32,954                603,717
Oracle Corp.                                             125,557              2,455,895(a)
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR                                       69,273                711,436
Texas Instruments Incorporated                            37,885              1,071,009
Western Union Co.                                         43,292                920,821
                                                                             21,078,414

MATERIALS -- 3.7%

Alcoa, Inc.                                               19,268                694,804
Allegheny Technologies
   Incorporated                                            6,496                463,555
Barrick Gold Corp.                                        29,438              1,279,081
Freeport-McMoRan
   Copper & Gold, Inc.                                     6,927                666,516
Praxair, Inc.                                              1,515                127,608
Vulcan Materials Co.                                       6,932                460,285
                                                                              3,691,849

TELECOMMUNICATION SERVICES -- 2.2%

AT&T, Inc.                                                13,639                522,374
Verizon Communications, Inc.                              34,206              1,246,809
Vodafone Group, PLC ADR                                   12,989                383,305
                                                                              2,152,488

UTILITIES -- 4.1%

American Electric Power
   Company, Inc.                                          11,474                477,663
Constellation Energy Group, Inc.                           4,760                420,165
Dominion Resources, Inc.                                  42,646              1,741,663
Edison International                                      15,154                742,849
Entergy Corp.                                              6,060                661,025
                                                                              4,043,365

TOTAL COMMON STOCK
   (COST $90,393,701)                                                        93,654,100


EXCHANGE TRADED FUNDS -- 3.2%

Financial Select Sector SPDR Fund                         24,744                615,383(n)
Industrial Select Sector SPDR Fund                        68,130              2,548,062(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,637,680)                                                          3,163,445

----------------------------------------------------------------------------------------------
                                                                                  VALUE
----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $49,468)                                                            $   38,585(l)


TOTAL INVESTMENTS IN SECURITIES
   (COST $93,080,849)                                                        96,856,130

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
----------------------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.08%                                                                         1,410,584(d,o)
   (COST $1,410,584)


TOTAL INVESTMENTS
   (COST $94,491,433)                                                        98,266,714

OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                                                  307,478
                                                                            -----------
NET ASSETS -- 100.0%                                                        $98,574,192
                                                                            ===========


----------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------

The GE Institutional Core Value Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                             NUMBER            CURRENT
                       EXPIRATION              OF              NOTIONAL            UNREALIZED
DESCRIPTION               DATE              CONTRACTS            VALUE            APPRECIATION
----------------------------------------------------------------------------------------------
S&P 500 Index
  Futures               June 2008               2              $662,000              $15,760



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Small-Cap Equity Fund                                                        Q&A
--------------------------------------------------------------------------------

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER FOR THE SMALL-CAP EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Small-Cap Equity Fund returned -12.08% for the Investment Class shares and -12.29% for the Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned -14.03% and the Fund's Lipper peer group of 836 Small-Cap Core Funds returned an average of -14.98% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past six-month period, stocks declined significantly amid a subprime-induced credit crisis, sharply declining home values, and increasing evidence of a domestic economy heading for recession. The decline in stocks occurred despite aggressive Fed easing as a confidence crisis took hold and credit markets ground to a virtual halt, culminating in the collapse of brokerage giant Bear Stearns.

    Energy was the only sector in the Russell 2000 that posted a gain for the period. All other sectors registered losses with the worst performers being Telecom (-25%), Technology (-22%), and Consumer Discretionary (-22%).


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main source of the Fund's strong performance relative to the market came from strong stock selection in the Consumer Discretionary sector. The standout performers were Aeropostale (+42%) and LKQ Corp. (+29%). While much of the retail industry experienced weak sales results, Aeropostale continued to post better than expected sales and earnings. In the fourth quarter of 2007, Aeropostale grew sales by 17% and saw a 38% increase in earnings per share. LKQ continues to benefit from an improved market position as the nationwide leader in aftermarket collision products and recycled OEM collision parts. Several recent acquisitions have enabled the company to expand margins and gain market share.

    The Fund was hindered by weak results in the Healthcare sector. Healthways (-41%) and Molina Healthcare (-33%) were the largest detractors from results. Molina declined over concerns about Medicaid reimbursements, while Healthways was under pressure from concerns about future growth prospects. Both stocks were hampered by industry-specific issues in managed care.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There were no significant changes to the Fund during the most recent six-month period. We slightly reduced our Consumer Discretionary allocation, while increasing our Technology holdings. The Fund's Healthcare holdings also increased as we are finding more opportunities in the sector based on favorable valuations.

    Although the market may appear to be bottoming, we are cautiously optimistic and believe the process of rebuilding confidence will take time. We take a bottom-up approach and look for companies with modest valuations that are capable of growing earnings regardless of the economic environment. Stocks that are candidates for our portfolio demonstrate characteristics such as increasing net income, improving free cash flow, and increasing return on invested capital. As a result of our quality focus, we believe the portfolio is well positioned for periods where economic activity slows and earnings growth becomes more challenging.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             879.16                             2.87
     Service Class                   1,000.00                             877.10                             4.05
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,021.77                             3.08
     Service Class                   1,000.00                           1,020.55                             4.34
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.61% FOR INVESTMENT CLASS AND 0.86% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (12.08)% FOR INVESTMENT CLASS SHARES AND (12.29)% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund                                                (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                       Small-Cap Equity Fund
                      Investment Class Shares            Russell 2000 Index

08/98                       $10,000.00                      $10,000.00
09/98                         8,910.00                        8,689.02
09/99                        10,155.95                       10,338.27
09/00                        13,051.23                       12,772.28
09/01                        13,713.48                       10,071.48
09/02                        13,284.89                        9,144.80
09/03                        14,662.24                       12,487.81
09/04                        17,296.66                       14,831.73
09/05                        20,948.01                       17,486.27
09/06                        22,442.39                       19,219.32
09/07                        25,905.32                       21,587.63
03/08                        22,774.82                       18,559.50


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 08/03/98)
-----------------------------------------------------------------------------------------------------------------
                                    SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                                  MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund            -12.08%       -8.77%        13.06%          8.89%                 $22,775
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index               -14.03%      -12.99%        14.88%          6.61%*                $18,560
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                       Small-Cap Equity Fund
                       Service Class Shares              Russell 2000 Index

09/05                       $10,000.00                      $10,000.00
12/05                        10,124.15                       10,113.63
03/06                        11,423.54                       11,522.30
06/06                        10,652.24                       10,943.20
09/06                        10,686.99                       10,991.09
12/06                        11,474.63                       11,970.85
03/07                        11,870.83                       12,201.98
06/07                        12,498.75                       12,739.95
09/07                        12,311.87                       12,345.48
12/07                        11,718.67                       11,779.95
03/08                        10,798.75                       10,613.76


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
-----------------------------------------------------------------------------------------------------------------
                                      SIX           ONE           SINCE            ENDING VALUE OF A
                                    MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund              -12.29%        -9.03%          3.12%                $10,799
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                 -14.03%       -12.99%          2.41%*               $10,614
-----------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $648,747
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Industrials                                                          25.3%
Financials                                                           18.4%
Consumer Discretionary                                               14.2%
Healthcare                                                           13.7%
Information Technology                                               10.6%
Energy                                                                6.4%
Consumer Staples                                                      4.5%
Materials                                                             4.5%
Utilities                                                             1.8%
Short-Term                                                            0.6%
Other Investments                                                     0.0%**



TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 DRS Technologies, Inc.                                  3.27%
--------------------------------------------------------------------------------
 Central European Distribution Corp.                     3.23%
--------------------------------------------------------------------------------
 Harsco Corp.                                            2.82%
--------------------------------------------------------------------------------
 Interactive Data Corp.                                  2.71%
--------------------------------------------------------------------------------
 Teledyne Technologies Inc.                              2.67%
--------------------------------------------------------------------------------
 Oil States International, Inc.                          2.67%
--------------------------------------------------------------------------------
 Varian, Inc.                                            2.64%
--------------------------------------------------------------------------------
 Omega Healthcare Investors, Inc. (REIT)                 2.54%
--------------------------------------------------------------------------------
 Arbitron, Inc.                                          2.50%
--------------------------------------------------------------------------------
 Commercial Metals Co.                                   2.49%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
**  LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SMALL-CAP EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                              SMALL-CAP EQUITY FUND

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 98.0%+
----------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.0%

Aaron Rents, Inc.                                        504,700          $  10,871,238
Aeropostale, Inc.                                        569,600             15,441,856(a)
American Eagle Outfitters, Inc.                          137,300              2,404,123
Arbitron, Inc.                                           376,300             16,241,108
CBRL Group, Inc.                                         173,000              6,188,210
Interactive Data Corp.                                   618,500             17,608,695
Jarden Corp.                                             299,500              6,511,130(a)
LKQ Corp.                                                533,100             11,978,757(a)
Triarc Companies, Inc. (Class A)                         182,500              1,149,750
Triarc Companies, Inc. (Class B)
   (Series 1)                                            504,400              3,485,404
                                                                             91,880,271

CONSUMER STAPLES -- 4.5%

Central European Distribution Corp.                      360,200             20,960,038(a)
Smithfield Foods, Inc.                                   336,000              8,655,360(a)
                                                                             29,615,398

ENERGY -- 6.3%

Dril-Quip Inc.                                           259,700             12,068,259(a)
NATCO Group, Inc. (Class A)                              135,100              6,315,925(a)
Oil States International, Inc.                           385,900             17,292,179(a)
St. Mary Land & Exploration Co.                          145,700              5,609,450
                                                                             41,285,813

FINANCIALS -- 18.1%

BioMed Realty Trust, Inc. (REIT)                         634,700             15,162,983
Cullen/Frost Bankers, Inc.                               116,000              6,152,640
DCT Industrial Trust, Inc. (REIT)                        596,200              5,938,152
Deerfield Capital Corp. (REIT)                            72,831                102,691
Digital Realty Trust, Inc. (REIT)                         19,400                688,700
Federal Realty Investment
   Trust (REIT)                                           83,400              6,501,030
GFI Group, Inc.                                          171,100              9,804,030(a)
Global Cash Access Holdings, Inc.                        759,600              4,451,256(a)
HCC Insurance Holdings, Inc.                             545,500             12,377,395
Hilb Rogal & Hobbs Co.                                   412,200             12,971,934
Jones Lang LaSalle Inc.                                   61,300              4,740,942
Omega Healthcare Investors, Inc.
   (REIT)                                                948,400             16,464,224
Raymond James Financial, Inc.                            527,400             12,119,652
Sandy Spring Bancorp, Inc.                               132,900              3,657,408
Sterling Bancorp                                         192,400              2,987,972
Westamerica Bancorporation                                97,800              5,144,280
                                                                            119,265,289
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------


HEALTHCARE -- 13.5%

AMN Healthcare Services, Inc.                            355,100          $   5,475,642(a)
Computer Programs and
   Systems, Inc.                                         293,200              6,127,880
Cubist Pharmaceuticals, Inc.                             185,400              3,415,068(a)
Healthways, Inc.                                         243,000              8,587,620(a)
HMS Holdings Corp.                                       177,500              5,067,625(a)
inVentiv Health, Inc.                                    276,700              7,971,727(a)
KV Pharmaceutical Co. (Class A)                          496,900             12,402,624(a)
Medical Action Industries Inc.                           594,500              9,767,635(a)
Molina Healthcare, Inc.                                  360,200              8,796,084(a)
Thoratec Corp.                                           284,200              4,061,218(a)
Varian, Inc.                                             295,300             17,103,776(a)
                                                                             88,776,899

INDUSTRIALS -- 25.0%

Applied Industrial Technologies, Inc.                    231,300              6,913,557
Baldor Electric Co.                                      260,200              7,285,600
Comfort Systems USA, Inc.                                418,800              5,448,588
DRS Technologies, Inc.                                   364,300             21,231,404
Genesee & Wyoming Inc. (Class A)                         424,200             14,592,480(a)
Harsco Corp.                                             330,600             18,308,628
Healthcare Services Group                                178,000              3,673,920
Herman Miller Inc.                                       361,100              8,872,227
Mueller Industries, Inc.                                 380,900             10,988,965
NCI Building Systems, Inc.                               117,100              2,833,820(a)
Old Dominion Freight Line, Inc.                          272,900              8,686,407(a)
Oshkosh Corp.                                            327,400             11,878,072
Quanta Services, Inc.                                    466,200             10,801,854(a)
Teledyne Technologies Inc.                               368,100             17,300,700(a)
Universal Technical Institute, Inc.                       44,000                516,120(a)
Woodward Governor Co.                                    558,100             14,912,432
                                                                            164,244,774

INFORMATION TECHNOLOGY -- 10.5%

ACI Worldwide, Inc.                                      193,100              3,846,552(a)
BigBand Networks, Inc.                                   170,700                978,111(a)
Blackbaud, Inc.                                          488,100             11,851,068
CommScope, Inc.                                          249,000              8,672,670(a)
Micros Systems, Inc.                                     383,600             12,911,976(a)
Microsemi Corp.                                           91,200              2,079,360(a)
Parametric Technology Corp.                              567,000              9,060,660(a)
Rudolph Technologies, Inc                                485,200              4,740,404(a)
Semtech Corp.                                            498,200              7,139,206(a)
SRA International, Inc. (Class A)                         55,400              1,346,774(a)
Varian Semiconductor Equipment
   Associates, Inc.                                       36,700              1,033,105(a)
Zebra Technologies Corp. (Class A)                       156,800              5,224,576(a)
                                                                             68,884,462

MATERIALS -- 4.4%

Commercial Metals Co.                                    538,100             16,126,857
Packaging Corporation of America                         475,400             10,615,682
Pioneer Drilling Co.                                     141,900              2,260,467(a)
                                                                             29,003,006



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


SMALL-CAP EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

UTILITIES -- 1.7%

IDACORP, Inc.                                            356,100          $  11,434,371

TOTAL COMMON STOCK
   (COST $679,715,585)                                                      644,390,283

----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $184,911)                                                              144,230(l)


TOTAL INVESTMENTS IN SECURITIES
   (COST $679,900,496)                                                      644,534,513

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
----------------------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.08%                                                                         4,212,533(d,o)
   (COST $4,212,533)


TOTAL INVESTMENTS
   (COST $684,113,029)                                                      648,747,046


OTHER ASSETS AND LIABILITIES,
   NET -- 1.4%                                                                9,454,730
                                                                           ------------
NET ASSETS -- 100.0%                                                       $658,201,776
                                                                           ============


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

International Equity Fund
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month-period ended March 31, 2008, the GE Institutional International Equity Fund returned -5.65% for the Investment Class shares and -5.79% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned -10.49% and the Fund's Lipper peer group of 218 International Large-Cap Core Funds returned an average of -10.67% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Disarray in the credit markets and growing concern that the US and global economies would be adversely affected by reduced availability of credit for consumers and businesses and rising prices across most commodities and services.

Q.  WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Years of profligate lending and inadequate risk consideration had resulted in an explosion of volume in various derivative markets. A basic lack of capital backing the massive expansion of credit, inevitably led to an equally rapid contraction of liquidity in the system.


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Holdings in the materials, energy, industrial and telecom services sectors all made strong contributions. Specifically, holdings in metals and mining and agricultural chemicals attempting to satisfy massive global demand; rising energy costs spurred interest in owners of oil and gas assets especially where reserve replacement ratios were high. Stocks with defensive characteristics in foods and healthcare also did well in an increasingly challenging economic environment.


PICTURED TO THE LEFT:
RALPH R. LAYMAN
[PHOTO OMITTED]

                                                                             Q&A
--------------------------------------------------------------------------------

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. In the early part of the period, the Fund's weighting in financial stocks was further reduced as the full extent of the credit crisis became clearer. However, this posture was partially reversed toward the end of the period after a massive downgrading of financial stock prices. Cash was generally at a higher level throughout the period due to uncertainty about current and future prospects at the company level.


Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Underperforming financial holdings such as ING Groep were sold early in the period, but banks and insurance holdings with improving prospects such as BNP Paribas, Royal Bank of Scotland and Sony Financial Holdings were bought back later. Suncor, a Canadian oil sands play was bought for its long duration assets and Essilor, a French ophthalmic company was added for its outstanding market share and margin performance. Reed, a European media company was sold in conjunction of the company's disposal of key assets that limited future growth.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             943.48                             2.77
     Service Class                   1,000.00                             942.11                             3.96
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.02                             2.83
     Service Class                   1,000.00                           1,020.84                             4.04
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.56% FOR INVESTMENT CLASS AND 0.80% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (5.65)% FOR INVESTMENT CLASS SHARES AND (5.79)% FOR SERVICE CLASS SHARES.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                     International Equity Fund
                      Investment Class Shares              MSCI EAFE Index

03/98                       $10,000.00                      $10,000.00
09/98                         8,369.38                        8,669.48
09/99                        10,838.38                       11,353.03
09/00                        12,098.34                       11,714.05
09/01                         8,555.76                        8,353.26
09/02                         7,187.12                        7,056.10
09/03                         8,986.98                        8,891.27
09/04                        10,921.96                       10,854.54
09/05                        13,790.12                       13,654.44
09/06                        16,601.61                       16,270.73
09/07                        22,426.97                       20,316.44
03/08                        21,159.47                       18,184.78


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
-----------------------------------------------------------------------------------------------------------------
                                    SIX          ONE          FIVE            TEN             ENDING VALUE OF A
                                  MONTHS        YEAR          YEAR           YEAR            $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
International Equity Fund         -5.65%       10.45%        25.05%          7.78%                $21,159
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                  -10.49%       -2.68%        21.40%          6.16%                $18,185
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                     International Equity Fund
                       Service Class Shares               MSCI EAFE Index

01/03/01                    $10,000.00                      $10,000.00
03/01                         8,821.46                        8,626.76
09/01                         7,343.89                        7,327.60
03/02                         8,180.19                        7,878.46
09/02                         6,144.04                        6,189.71
03/03                         5,908.57                        6,047.93
09/03                         7,667.61                        7,799.55
03/04                         9,231.93                        9,527.81
09/04                         9,295.78                        9,521.76
03/05                        10,581.21                       10,962.29
09/05                        11,716.89                       11,977.88
03/06                        13,838.51                       13,638.08
09/06                        14,062.61                       14,272.92
03/07                        16,213.88                       16,392.57
09/07                        18,949.55                       17,821.87
03/08                        17,852.50                       15,951.95


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
-----------------------------------------------------------------------------------------------------------------
                                   SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                                 MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
International Equity Fund        -5.79%       10.11%        24.75%          8.33%                 $17,852
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                 -10.49%       -2.68%        21.40%          6.65%*                $15,952
-----------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.


REGIONAL ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $2,335,048
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Continental Europe                                                   65.5%
Japan                                                                16.1%
Other Region                                                         14.4%
Pacific Rim                                                           3.0%
United States                                                         1.0%


TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 Nestle S.A. (Regd.)                                     3.22%
--------------------------------------------------------------------------------
 Roche Holding AG                                        3.19%
--------------------------------------------------------------------------------
 Telenor ASA                                             2.44%
--------------------------------------------------------------------------------
 Saipem S.p.A.                                           2.31%
--------------------------------------------------------------------------------
 BHP Billiton PLC                                        2.28%
--------------------------------------------------------------------------------
 Cia Vale do Rio Doce ADR                                2.19%
--------------------------------------------------------------------------------
 Groupe Danone                                           2.18%
--------------------------------------------------------------------------------
 Nokia Oyj                                               2.16%
--------------------------------------------------------------------------------
 Vodafone Group Public Limited Co.                       2.04%
--------------------------------------------------------------------------------
 Koninklijke Philips Electronics N.V.                    2.00%
--------------------------------------------------------------------------------



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


INTERNATIONAL EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 94.8%+
----------------------------------------------------------------------------------------------


AUSTRALIA -- 0.9%

Brambles Ltd.                                          1,015,576          $   9,252,146
Paladin Energy Ltd.                                    2,764,965             12,847,154(a)
                                                                             22,099,300

BRAZIL -- 1.2%

Petroleo Brasileiro S.A. ADR                             335,224             28,390,121

CANADA -- 3.0%

Cameco Corp.                                             172,049              5,674,322
Canadian National Railway Co.                            259,833             12,603,566
Potash Corporation of
   Saskatchewan                                          275,104             42,765,074
Suncor Energy, Inc.                                       99,249              9,596,504
                                                                             70,639,466

CHINA -- 0.3%

China COSCO Holdings
   Company Ltd.                                        3,270,500              7,942,136

DENMARK -- 1.3%

Group 4 Securicor PLC                                  2,336,704             10,476,378
Novozymes (Series B)                                     214,365             20,132,660
                                                                             30,609,038

EGYPT -- 0.6%

Orascom Construction Industries                          191,657             14,422,864

FINLAND -- 2.1%

Nokia Oyj                                              1,587,155             50,399,126

FRANCE -- 13.5%

Accor S.A.                                                29,381              2,153,665
Alstom                                                   114,085             24,823,802
AXA S.A.                                                 429,926             15,661,690
BNP Paribas                                              457,703             46,336,433(h)
Cie Generale d'Optique Essilor
   International S.A.                                    162,039             10,627,251
Credit Agricole S.A.                                     446,126             13,855,415
Groupe Danone                                            567,804             50,959,791
LVMH Moet Hennessy
   Louis Vuitton S.A.                                    102,904             11,495,486
Renault S.A.                                              72,169              8,016,313
Schneider Electric S.A.                                   45,423              5,899,072
Suez S.A.                                                397,520             26,184,541

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------

Total S.A.                                               525,464         $   39,166,632
Unibail-Rodamco (REIT)                                    57,603             14,878,711
Veolia Environnement                                     460,620             32,231,299
Vinci S.A.                                               255,661             18,549,879
                                                                            320,839,980

GERMANY -- 8.4%

Allianz AG (Regd.)                                        21,191              4,213,392
Bayer AG                                                 496,654             39,946,754
Daimler AG (Regd.)                                       174,013             14,930,904
E.ON AG                                                  226,031             41,997,539(h)
Linde AG                                                 241,526             34,248,720
Metro AG                                                 201,671             16,354,967
RWE AG                                                    61,610              7,601,014
Siemens AG (Regd.)                                       375,255             40,819,998
                                                                            200,113,288

GREECE -- 1.0%

Hellenic Telecommunications
   Organization S.A.                                     859,841             24,497,050

HONG KONG -- 0.7%

Esprit Holdings Ltd.                                     596,000              7,156,273
Sun Hung Kai Properties Ltd.                             549,035              8,500,577
                                                                             15,656,850

INDIA -- 0.5%

Larsen & Toubro Ltd.                                     142,147             10,643,310

ITALY -- 4.9%

Banca Intesa S.p.A.                                    3,878,036             27,437,166
Saipem S.p.A.                                          1,328,333             53,967,330
UniCredit S.p.A                                        5,002,091             33,606,508
                                                                            115,011,004

JAPAN -- 15.8%

Asahi Glass Company Ltd.                               1,283,035             14,166,429
Bank of Yokohama Ltd.                                  1,858,768             12,642,648
East Japan Railway Co.                                     3,662             30,499,804
Ibiden Company Ltd.                                      517,880             20,395,736
Komatsu Ltd.                                             554,734             15,410,052
Mitsubishi Estate Company Ltd.                         1,644,857             39,991,500
Mitsubishi Heavy Industries Ltd.                       4,443,000             19,015,603
Mitsubishi UFJ Financial
   Group, Inc.                                         4,436,998             38,336,447
Nidec Corp.                                               95,433              5,877,373
Nintendo Company Ltd.                                     15,700              8,107,500
Nomura Holdings, Inc.                                  2,976,675             44,559,660
Shiseido Company Ltd.                                  1,197,000             31,688,301
Sony Financial Holdings, Inc.                              5,407             21,892,008
Sumitomo Realty & Development
   Company Ltd.                                          278,000              4,907,279
Toray Industries Inc.                                  6,354,992             41,308,885
Toyota Motor Corp.                                       536,465             26,786,869
                                                                            375,586,094



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INTERNATIONAL EQUITY FUND

Schedule of Investments                               March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------


MEXICO -- 1.2%
America Movil S.A. de C.V.
   ADR (Series L)                                        437,210          $  27,845,905

NETHERLANDS -- 2.0%

Koninklijke Philips
   Electronics N.V.                                    1,215,670             46,674,004

NORWAY -- 3.8%

Acergy S.A.                                            1,096,422             23,679,306
Orkla ASA                                                770,286              9,776,838
Telenor ASA                                            2,964,743             56,882,460
                                                                             90,338,604

RUSSIA -- 1.2%

Gazprom OAO ADR                                          504,247             25,716,597
Mobile Telesystems OJSC ADR                               42,824              3,248,200
                                                                             28,964,797

SINGAPORE -- 1.3%

CapitaLand Ltd.                                        2,668,000             12,293,147
Singapore Telecommunications Ltd.                      6,864,631             19,475,897
                                                                             31,769,044

SOUTH AFRICA -- 1.4%

Anglo Platinum Ltd.                                       69,914             10,237,822
MTN Group Limited                                      1,487,985             22,521,646
                                                                             32,759,468

SOUTH KOREA -- 1.3%

Kookmin Bank                                             234,735             13,131,033
Samsung Electronics Company Ltd.                          29,430             18,513,546
                                                                             31,644,579

SPAIN -- 2.0%

ACS Actividades de Construccion y
   Servicios S.A.                                        125,783              7,189,092
Banco Santander S.A. (Regd.)                           2,010,523             40,204,471
                                                                             47,393,563

SWEDEN -- 0.9%

Sandvik AB                                             1,283,210             22,342,757

SWITZERLAND -- 9.4%

ABB Ltd. (Regd.)                                       1,305,032             35,177,345
Nestle S.A. (Regd.)                                      150,043             75,283,190(h)
Roche Holding AG                                         393,947             74,443,854
Swatch Group AG                                           58,598             15,730,013
Swiss Reinsurance                                         41,370              3,628,580
Syngenta AG                                               64,347             18,932,286
                                                                            223,195,268

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------


TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Company Ltd.                         11,378,640          $  23,634,101

UNITED KINGDOM -- 15.1%

BG Group PLC                                           1,794,330             41,617,886
BHP Billiton PLC                                       1,789,822             53,181,168(h)
British American Tobacco PLC                             224,244              8,427,897
Diageo PLC                                             1,777,123             35,885,422
Group 4 Securicor PLC                                  2,180,305              9,869,212
Lloyds TSB Group, PLC                                  3,636,519             32,596,370
National Grid PLC                                      1,185,086             16,287,292
Prudential PLC                                         1,834,514             24,264,756
Rio Tinto PLC (Regd.)                                    286,094             29,755,436
Royal Bank of Scotland Group PLC                       5,418,657             36,320,386
Tesco PLC                                              2,932,199             22,087,140(h)
Vodafone Group Public Limited Co.                     15,913,163             47,725,731
                                                                            358,018,696

TOTAL COMMON STOCK
   (COST $1,954,595,275)                                                  2,251,430,413

----------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
----------------------------------------------------------------------------------------------

All America Latina Logistica S.A.                        800,800              8,106,468
Cia Vale do Rio Doce ADR                               1,752,660             51,090,039

TOTAL PREFERRED STOCK
   (COST $32,699,588)                                                        59,196,507

----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $517,123)                                                              403,356(l)


TOTAL INVESTMENTS IN SECURITIES
   (COST $1,987,064,273)                                                  2,311,030,276

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
----------------------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.08%                                                                        24,017,573(d,o)
   (COST $24,017,573)


TOTAL INVESTMENTS
   (COST $2,011,081,846)                                                  2,335,047,849

OTHER ASSETS AND LIABILITIES,
   NET -- 1.7%                                                               41,219,554
                                                                         --------------
NET ASSETS -- 100.0%                                                     $2,376,267,403
                                                                         ==============


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INTERNATIONAL EQUITY FUND

Schedule of Investments                               March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------

The GE Institutional International Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                            NUMBER             CURRENT           UNREALIZED
                          EXPIRATION          OF              NOTIONAL          APPRECIATION/
DESCRIPTION                  DATE          CONTRACTS            VALUE          (DEPRECIATION)
----------------------------------------------------------------------------------------------
DJ EURO Stoxx 50
  Index Futures            June 2008          65            $3,655,319             $1,330
FTSE 100 Index
  Futures                  June 2008          15             1,701,845               (169)
Topix Index
  Futures                  June 2008          16             1,953,886              3,771
                                                                                   ------
                                                                                   $4,932
                                                                                   ======



The GE Institutional International Equity Fund was invested in the following sectors at March 31, 2008 (unaudited):

                                              PERCENTAGE (BASED ON
SECTOR                                            MARKET VALUE)
--------------------------------------------------------------------------------

Financials                                            20.95%
Materials                                             14.87%
Industrials                                           14.01%
Consumer Staples                                      10.31%
Energy                                                10.06%
Telecommunication Services                             8.66%
Consumer Discretionary                                 5.69%
Information Technology                                 5.44%
Utilities                                              5.32%
Healthcare                                             3.64%
Short-Term                                             1.03%
Other Investments                                      0.02%
                                                     -------
                                                     100.00%
                                                     =======


* Less than 0.1%


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------

THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING
ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Premier Growth Equity Fund returned -9.64% for the Investment Class shares and -10.24% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 766 Large-Cap Growth Funds returned an average of -11.66% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period proved challenging for U.S. equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. Policymakers response was significant during the period as the Federal Reserve lowered interest rates and Congress passed a stimulus package. Despite these actions, economic growth has slowed, credit conditions remained tight, and volatility remained high.

    Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?
A. The Fund's high quality holdings, and strong stock selection within the financial, technology and materials sectors, drove returns in a volatile investment environment. The Fund benefited tremendously from its underweight in financials, and strong stock selection. Our financial holdings declined 1.8% in the period, outperforming the sector and the market. Two notable gainers were State Street (+17%) and Aflac (+15%).

    Our technology holdings outperformed the sector with strength in Yahoo (+8%) and Western Union (+2%). Smaller holdings in Research in Motion (+2%) and Corning (+5%) also helped sector performance. Within materials, agricultural bioengineering company Monsanto (+31%) was the single best-performing holding during the period. Global oil services giant, Transocean (+15%) also soared as oil prices topped $100 per barrel.

    Partially offsetting these positive contributions were negative performances from our industrials, consumer staples and healthcare holdings. Underweighting industrials and staples hurt, as both of these sectors



PICTURED TO THE LEFT:
DAVID B. CARLSON
[PHOTO OMITTED]

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------

    outperformed within the S&P 500 during the six-month period. Our bottom-up process has not traditionally led us to sustainable growth companies at reasonable valuations in these two sectors, resulting in underweight positions during this time. Two of our bottom-five performers this quarter were in healthcare. UnitedHealth (-29%) fell along with other health insurers as costlier medical claims prompted downward earnings revisions in the group. Weakness in Amgen (-26%) was attributable to continued safety concerns regarding its anemia drugs, and increased FDA scrutiny.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund during the period, and we ended the period with 36 holdings in the portfolio. We continued to favor companies we believe can weather an economic slowdown -- high quality leaders with double-digit earnings growth prospects. Our bottom-up process has led us to overweights in technology, consumer discretionary (with a focus in media and specialty retail) and healthcare. Technology stocks make up about 35% of the portfolio, with consumer discretionary and healthcare at about 15% each. In the past six months we initiated positions in Corning, Research in Motion and specialty metals company, Allegheny Technologies. During the period we eliminated Liberty Media/Interactive and Fannie Mae.

    With economic growth slowing, the forecast for corporate profits has slowed significantly. This deterioration in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above-average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             903.62                             1.77
     Service Class                   1,000.00                             897.63                             2.95
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.95                             1.87
     Service Class                   1,000.00                           1,021.73                             3.13
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (9.64)% FOR INVESTMENT CLASS SHARES AND (10.24)% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                    Premier Growth Equity Fund
                      Investment Class Shares               S&P 500 Index

10/29/99                    $10,000.00                      $10,000.00
09/00                        11,462.36                       10,647.30
09/01                         8,759.44                        7,808.89
09/02                         7,405.86                        6,208.85
09/03                         9,384.24                        7,726.29
09/04                        10,021.89                        8,798.16
09/05                        11,020.84                        9,876.06
09/06                        11,623.45                       10,942.25
09/07                        13,369.45                       12,741.41
03/08                        12,080.95                       11,153.61


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
----------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
----------------------------------------------------------------------------------------------------------------
                                    SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                                  MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Premier Growth Equity Fund        -9.64%       -1.24%         9.19%          2.27%                 $12,081
----------------------------------------------------------------------------------------------------------------
S&P 500 Index                    -12.46%       -5.07%        11.32%          1.31%*                $11,154
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                    Premier Growth Equity Fund
                       Service Class Shares                 S&P 500 Index

01/03/01                    $10,000.00                      $10,000.00
03/01                         9,400.97                        8,815.97
09/01                         8,173.91                        7,958.49
03/02                         9,564.32                        8,834.09
09/02                         6,892.50                        6,327.80
03/03                         7,234.48                        6,646.95
09/03                         8,716.24                        7,874.30
03/04                         9,561.82                        8,982.83
09/04                         9,290.01                        8,966.71
03/05                         9,754.97                        9,583.92
09/05                        10,185.05                       10,065.26
03/06                        10,728.57                       10,708.07
09/06                        10,718.75                       11,151.87
03/07                        11,265.53                       11,975.25
09/07                        12,295.98                       12,985.49
03/08                        11,037.27                       11,367.28


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
----------------------------------------------------------------------------------------------------------------
                                    SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                                  MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Premier Growth Equity Fund       -10.24%       -2.03%         8.82%          1.37%                $11,037
----------------------------------------------------------------------------------------------------------------
S&P 500 Index                    -12.46%       -5.07%        11.32%          1.78%*               $11,367
----------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $415,460
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Information Technology                                               34.9%
Consumer Discretionary                                               16.7%
Healthcare                                                           12.8%
Financials                                                           11.2%
Energy                                                                7.5%
Materials                                                             4.0%
Consumer Staples                                                      3.8%
Industrials                                                           3.7%
Short-Term                                                            3.2%
Telecommunication Services                                            2.1%
Other Investments                                                     0.1%



TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 Transocean, Inc.                                        4.04%
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                          3.94%
--------------------------------------------------------------------------------
 AFLAC Incorporated                                      3.93%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           3.83%
--------------------------------------------------------------------------------
 State Street Corp.                                      3.75%
--------------------------------------------------------------------------------
 Western Union Co.                                       3.70%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     3.69%
--------------------------------------------------------------------------------
 Dover Corp.                                             3.66%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       3.49%
--------------------------------------------------------------------------------
 Carnival Corp.                                          3.45%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PREMIER GROWTH EQUITY FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 96.3%+
----------------------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 16.7%

Bed Bath & Beyond, Inc.                                  384,040          $  11,329,180(a,h)
Carnival Corp.                                           353,720             14,318,586
Comcast Corp. (Class A)                                  596,272             11,311,280
Liberty Global, Inc. (Series C)                          347,657             11,291,899(a)
Liberty Media Entertainment
   Corp. (Series A)                                      606,379             13,728,421(a)
Lowe's Companies, Inc.                                   328,455              7,534,758
                                                                             69,514,124

CONSUMER STAPLES -- 3.8%

PepsiCo, Inc.                                            220,317             15,906,887

ENERGY -- 7.5%

Schlumberger Ltd.                                        166,754             14,507,598
Transocean, Inc.                                         124,308             16,806,442
                                                                             31,314,040

FINANCIALS -- 11.1%

AFLAC Incorporated                                       251,647             16,344,473(h)
CB Richard Ellis
   Group, Inc. (Class A)                                 454,783              9,841,504(a)
Goldman Sachs Group, Inc.                                 28,297              4,680,041
State Street Corp.                                       197,073             15,568,767(e)
                                                                             46,434,785

HEALTHCARE -- 12.7%

Amgen, Inc.                                              207,179              8,655,939(a)
Johnson & Johnson                                        141,488              9,178,327
Lincare Holdings Inc.                                    242,551              6,818,109(a)
Medtronic, Inc.                                          232,445             11,243,365
UnitedHealth Group, Inc.                                 280,955              9,653,614
Zimmer Holdings, Inc.                                     94,999              7,396,622(a)
                                                                             52,945,976

INDUSTRIALS -- 3.7%

Dover Corp.                                              363,827             15,200,692

INFORMATION TECHNOLOGY -- 34.8%

Analog Devices, Inc.                                     237,499              7,010,970
Cisco Systems, Inc.                                      636,697             15,338,031(a,h)
Corning Incorporated                                     404,252              9,718,218
eBay, Inc.                                               348,667             10,404,223(a)
Intuit Inc.                                              525,527             14,194,484(a)
Iron Mountain Incorporated                               176,860              4,676,178(a)
Microsoft Corp.                                          495,209             14,054,031
Molex, Inc. (Class A)                                    411,327              8,991,608
Paychex, Inc.                                            394,146             13,503,442

----------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF SHARES                  VALUE
----------------------------------------------------------------------------------------------


QUALCOMM, Inc.                                           399,199          $  16,367,159
Research In Motion Ltd.                                   66,702              7,485,965(a)
Western Union Co.                                        722,601             15,369,723
Yahoo! Inc.                                              277,925              8,040,370(a)
                                                                            145,154,402

MATERIALS -- 4.0%

Allegheny Technologies
   Incorporated                                           60,637              4,327,056
Monsanto Co.                                             111,168             12,395,232
                                                                             16,722,288

TELECOMMUNICATION SERVICES -- 2.0%

American Tower Corp. (Class A)                           217,285              8,519,745(a)

TOTAL COMMON STOCK
   (COST $396,402,028)                                                      401,712,939

----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $354,792)                                                              276,738(l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $396,756,820)                                                      401,989,677

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
----------------------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.08%                                                                        13,470,638(d,o)
   (COST $13,470,638)


TOTAL INVESTMENTS
   (COST $410,227,458)                                                      415,460,315

OTHER ASSETS AND LIABILITIES,
   NET -- 0.4%                                                                1,931,595
                                                                           ------------


NET ASSETS -- 100.0%                                                       $417,391,910
                                                                           ============

----------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------

The GE Institutional Premier Growth Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                          NUMBER             CURRENT
                       EXPIRATION           OF              NOTIONAL         UNREALIZED
DESCRIPTION               DATE           CONTRACTS            VALUE         APPRECIATION
----------------------------------------------------------------------------------------------
S&P 500 Index
  Futures               June 2008           15             $4,965,000         $108,721


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Strategic Investment Fund
--------------------------------------------------------------------------------

THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY SUB-PORTFOLIO, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Strategic Investment Fund returned -6.66% for the Investment Class shares and -6.80% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned -12.46% and 5.23%, respectively. The Fund's Lipper peer group of 692 Mixed-Asset Target Allocation Growth Funds returned an average of -8.26% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. On an absolute basis, the performance of the GE Institutional Strategic Investment Fund for the past six-month period was driven by the decline in equity markets across the globe. High quality fixed income and cash investments provided some diversification and performance cushion to the Fund. The Fund benefited from the decision of GE Asset Management's Tactical Asset Allocation Committee to maintain, and slightly increase, a higher-than-average cash balance through the period, with an underweight in U.S. equities. The Fund was also impacted favorably by relative outperformance of its international equity holdings, helping to offset relative weakness in U.S. equities and bonds.

    The U.S. equity market declined significantly over the last six months as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and



PICTURED FROM LEFT TO RIGHT: DIANE M. WEHNER, RALPH R. LAYMAN, JUDITH A. STUDER, THOMAS R. LINCOLN AND PAUL M. COLONNA.

[PHOTO OMITTED]

                                                                             Q&A
--------------------------------------------------------------------------------



    corporate profits. During the period, the Federal Reserve addressed the risks to growth by easing monetary policy and injecting liquidity. The Fed demonstrated its resolve to ensure the functioning of the financial markets by both old and new methods, perhaps most notably by providing capital to smooth the acquisition of the near-collapsed investment bank Bear Stearns by JPMorgan. Despite these measures, credit conditions remained tight, investor risk aversion and volatility high, as shown by the S&P 500's decline of 20% from its record high in October 2007 through its recent low in March 2008. Financial stocks, the largest component in the S&P 500, fell 26%, the worst return of all ten sectors as writedowns and credit losses abounded and forced capital raising.

    For the period, the Fund's U.S. large-capitalization equity performance modestly lagged its benchmark, but the mid-capitalization segment outperformed. The large-cap growth performance in the Fund was helped by underweighting the weak financial sector overall, coupled with a tilt away from the most credit sensitive names. Strong stock selection in the information technology and materials sectors also added to relative performance. Unfortunately these positive notes were not sufficient to offset the poor stock selection within telecommunications services and industrials and our underweights in the better-performing energy and utility sectors. The mid-cap portfolio outperformed, helped by superior stock selection in the consumer staples and energy arenas.

    International equity markets did not escape the turmoil that started in the U.S. Disarray in the credit markets and growing concern that global economies would be adversely affected by reduced availability of credit for consumers and businesses, coupled with rising prices across many commodities and services led the MSCI EAFE index to decline over 10%, nearly as much as its U.S. counterpart in U.S. dollar terms. The Fund's international equity and emerging markets holdings, while down during the period, substantially outperformed their market benchmarks, each by about 4%, adding to Fund performance. The driver of this solid outperformance was stock selection, with substantial contributions from holdings in materials, energy, industrials and telecommunications. Specifically, holdings in metals and mining and agricultural chemicals attempting to satisfy massive global demand performed positively, and rising energy costs spurred interest in oil and gas assets. Stocks with defensive characteristics in foods and healthcare also did well in an increasingly challenging environment. The underweighting of financial stocks also added to relative performance.

    During this period the fixed income markets provided an overall positive return, helping somewhat to stabilize the Fund. Propelled by a flight to quality and, triggered by troubled sub-prime mortgages, the overall fixed income market, led by high quality Treasuries, held up better than equities. However, rising consumer delinquencies and the prospects for weaker economic growth significantly increased the risk of default on commercial mortgage, home-equity, automobile and credit card debt, and even prices of investment grade corporate bonds were negatively impacted by increased market perceptions of risk.

    Against this backdrop of a flight to quality, the fixed income portion of the Fund provided a positive return, but significantly underperformed its benchmark. Duration and yield curve positioning within the treasury market benefitted the Fund, as did underweighting investment grade credits. These out-performing allocations, however, were not sufficient to offset the price deterioration on short- term, asset backed securities (ABS) backed by subprime collateral as well as on high yield and emerging markets debt securities.


Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During the six-month period, we remained underweight in domestic equity and maintained higher cash weighting to dampen volatility and preserve capital. During the period we increased diversification within the U.S. equity segment of the Fund by starting an allocation to our core value strategy.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             933.43                             1.76
     Service Class                   1,000.00                             932.01                             2.98
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.00                             1.82
     Service Class                   1,000.00                           1,021.77                             3.08
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: (6.66)% FOR INVESTMENT CLASS SHARES, AND (6.80)% FOR SERVICE CLASS SHARES.

Strategic Investment Fund                                            (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                     Strategic Investment Fund                                              LB Aggregate
                      Investment Class Shares               S&P 500 Index                    Bond Index

10/29/99                    $10,000.00                      $10,000.00                       $10,000.00
09/00                        11,023.71                       10,647.30                        10,659.73
09/01                        10,094.71                        7,808.89                        12,040.47
09/02                         9,304.65                        6,208.85                        13,075.52
09/03                        10,914.06                        7,726.29                        13,782.88
09/04                        11,800.40                        8,798.16                        14,289.82
09/05                        12,901.32                        9,876.06                        14,689.23
09/06                        14,240.51                       10,942.25                        15,228.40
09/07                        16,980.52                       12,741.41                        16,010.50
03/08                        15,850.14                       11,153.61                        16,848.57

--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
--------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------------------------------------------
                                       SIX          ONE          FIVE           SINCE            ENDING VALUE OF A
                                     MONTHS        YEAR          YEAR         INCEPTION         $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund            -6.66%        3.08%        10.61%          5.62%                $15,850
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                       -12.46%       -5.07%        11.32%          1.31%*               $11,154
--------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index               5.23%        7.65%         4.58%          6.39%*               $16,849
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                     Strategic Investment Fund                                              LB Aggregate
                       Service Class Shares                 S&P 500 Index                    Bond Index

09/05                       $10,000.00                      $10,000.00                       $10,000.00
12/05                        10,263.42                       10,209.46                        10,059.48
03/06                        10,722.70                       10,638.65                         9,994.42
06/06                        10,553.98                       10,485.44                         9,986.79
09/06                        11,003.89                       11,079.57                        10,367.05
12/06                        11,690.09                       11,821.78                        10,495.43
03/07                        11,875.49                       11,897.61                        10,653.22
06/07                        12,558.55                       12,644.76                        10,598.04
09/07                        13,095.24                       12,901.30                        10,899.48
12/07                        13,043.37                       12,471.45                        11,226.61
03/08                        12,204.87                       11,293.58                        11,470.02

--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
--------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------------------------------------------
                                           SIX           ONE           SINCE            ENDING VALUE OF A
                                         MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                -6.80%         2.77%          8.30%                $12,205
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                           -12.46%        -5.07%          4.99%*               $11,294
--------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index                   5.23%         7.65%          5.64%*               $11,470
--------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $601,108
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Domestic Equity                                                      38.7%
Foreign Equity                                                       26.8%
Bonds and Notes                                                      20.0%
Short-Term and Others                                                14.2%
Other Investments                                                     0.3%


TEN LARGEST HOLDINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
 U.S. Treasury Notes 3.63%, 10/31/09 - 12/31/12                       2.82%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. TBA 5.50%                           2.19%
--------------------------------------------------------------------------------
 U.S. Treasury Notes 4.25%, 11/15/17                                  1.30%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                  1.18%
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                                       1.11%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. TBA 6.00%                           1.06%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                                    1.05%
--------------------------------------------------------------------------------
 Transocean, Inc.                                                     1.05%
--------------------------------------------------------------------------------
 State Street Corp.                                                   0.99%
--------------------------------------------------------------------------------
 Textron, Inc.                                                        0.97%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                STRATEGIC INVESTMENT FUND
----------------------------------------------------------------------------------------------
                                                            NUMBER
                                                         OF SHARES                 VALUE
----------------------------------------------------------------------------------------------
DOMESTIC EQUITY -- 39.4%+
----------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 4.6%

Bed Bath & Beyond, Inc.                                     152,694        $   4,504,473(a,h)
Cablevision Systems Corp.                                     6,467              138,588  (a)
Carnival Corp.                                               79,142            3,203,668
Coach, Inc.                                                  14,200              428,130  (a)
Comcast Corp. (Class A)                                     269,228            5,107,256  (h)
Darden Restaurants, Inc.                                      1,169               38,051
DISH Network Corp. (Class A)                                  2,484               71,365  (a)
Kohl's Corp.                                                 20,552              881,475  (a)
Liberty Global, Inc. (Series C)                              61,891            2,010,220  (a)
Liberty Media Entertainment Corp.
   (Series A)                                                85,735            1,941,040  (a)
Life Time Fitness, Inc.                                      14,700              458,787  (a)
Lowe's Companies, Inc.                                       88,609            2,032,690
News Corp. (Class A)                                         11,856              222,300
Omnicom Group, Inc.                                          51,772            2,287,287
O'Reilly Automotive, Inc.                                    23,384              666,912  (a)
Penn National Gaming, Inc.                                    4,920              215,152  (a)
Regal Entertainment Group,
   (Class A)                                                 24,357              469,847
Starwood Hotels & Resorts
   Worldwide, Inc.                                            6,147              318,107
The Cheesecake Factory                                       38,290              834,339  (a)
The Walt Disney Co.                                           3,826              120,060
Time Warner, Inc.                                            31,526              441,995
Viacom Inc. (Class B)                                         3,988              158,005  (a)
                                                                                26,549,7(0)47

CONSUMER STAPLES -- 3.3%

Alberto-Culver Co.                                           75,468            2,068,578
Clorox Co.                                                    4,581              259,468
Colgate-Palmolive Co.                                        60,731            4,731,552  (h)
General Mills, Inc.                                          19,543            1,170,235
Kimberly-Clark Corp.                                         15,744            1,016,275
McCormick & Company, Inc.                                    33,794            1,249,364
PepsiCo, Inc.                                                79,221            5,719,756  (h)
Procter & Gamble Co.                                         13,519              947,277
Sara Lee Corp.                                                8,623              120,550
The Coca-Cola Co.                                             1,401               85,279
The Estee Lauder Companies Inc.
   (Class A)                                                 22,606            1,036,485
Wal-Mart Stores, Inc.                                         5,927              312,234
                                                                              18,717,053
ENERGY -- 4.1%
Apache Corp.                                                  9,585            1,158,060
Devon Energy Corp.                                            1,401              146,166
Dresser-Rand Group, Inc.                                     18,851              579,668  (a)
EOG Resources, Inc.                                           1,503              180,360
Exxon Mobil Corp.                                            33,709            2,851,107  (h)

----------------------------------------------------------------------------------------------
                                                            NUMBER
                                                         OF SHARES                 VALUE
----------------------------------------------------------------------------------------------


Halliburton Co.                                               8,030          $   315,820
Hess Corp.                                                   13,209            1,164,769
Marathon Oil Corp.                                           34,298            1,563,989
Nabors Industries Ltd.                                        3,232              109,145  (a)
National Oilwell Varco, Inc.                                    809               47,229  (a)
Peabody Energy Corp.                                         10,370              528,870
Schlumberger Ltd.                                            72,850            6,337,950  (h)
Southwestern Energy Co.                                      25,256              850,875  (a)
Sunoco, Inc.                                                  3,519              184,642
Transocean, Inc.                                             46,511            6,288,287
Weatherford International Ltd.                               13,716              993,999  (a)
                                                                              23,300,936

FINANCIALS -- 5.0%

ACE Ltd.                                                      3,558              195,903
Affiliated Managers Group, Inc.                               4,217              382,651  (a)
Alleghany Corp.                                                 204               69,666  (a)
Allstate Corp.                                                4,518              217,135
American Express Co.                                          4,583              200,369
American International Group, Inc.                          106,760            4,617,370  (h)
AON Corp.                                                     5,874              236,135
Bank of America Corp.                                         4,314              163,544
Bank of New York Mellon Corp.                                 8,084              337,345
BlackRock, Inc.                                                 539              110,053
CB Richard Ellis Group, Inc.
   (Class A)                                                126,087            2,728,523  (a)
Chubb Corp.                                                   5,551              274,663
Citigroup, Inc.                                             117,281            2,512,159  (h)
CVB Financial Corp.                                          30,930              321,981
Douglas Emmett, Inc. (REIT)                                  12,935              285,346
DuPont Fabros Technology, Inc.
   (REIT)                                                    21,363              352,276
Federal Home Loan Mortgage Corp.                              7,005              177,367
Federal National Mortgage Assoc.                             55,707            1,466,208  (h)
Fortress Investment Group LLC
   (Class A)                                                 30,636              376,210
Goldman Sachs Group, Inc.                                     8,602            1,422,685
Greenhill & Company, Inc.                                     6,886              478,990
HCC Insurance Holdings, Inc.                                 63,435            1,439,340
JP Morgan Chase & Co.                                         5,715              245,459
Legg Mason, Inc.                                              6,755              378,145
Marsh & McLennan
   Companies, Inc.                                            3,773               91,873
Metlife, Inc.                                                23,256            1,401,406
Nymex Holdings, Inc.                                          4,554              412,729
Prologis (REIT)                                               5,176              304,659
SL Green Realty Corp. (REIT)                                  2,277              185,507
State Street Corp.                                           75,452            5,960,708  (e)
SunTrust Banks, Inc.                                         20,677            1,140,130
US Bancorp.                                                   6,089              197,040
Zions Bancorporation                                          5,424              247,063
                                                                              28,930,638

HEALTHCARE -- 6.4%

Abbott Laboratories                                          69,830            3,851,124  (h)
Aetna, Inc.                                                  49,467            2,082,066
Alcon, Inc.                                                   3,395              482,939



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                            NUMBER
                                                         OF SHARES                 VALUE
----------------------------------------------------------------------------------------------

Amgen, Inc.                                                 123,144        $   5,144,956(a,h)
Amylin Pharmaceuticals, Inc.                                 19,236              561,884  (a)
Arthrocare Corp.                                             12,003              400,300  (a)
Barr Pharmaceuticals, Inc.                                   11,476              554,406  (a)
Baxter International, Inc.                                    3,234              186,990
Boston Scientific Corp.                                      15,628              201,132  (a)
Bristol-Myers Squibb Co.                                      9,161              195,129
Covidien Ltd.                                                 2,001               88,544
DaVita, Inc.                                                  3,879              185,261  (a)
DENTSPLY International, Inc.                                 11,396              439,886
Genentech Inc.                                               41,339            3,355,900  (a)
Gen-Probe Incorporated                                       11,039              532,080  (a)
Gilead Sciences, Inc.                                        51,329            2,644,983  (a)
Hologic, Inc.                                                30,540            1,698,024  (a)
Johnson & Johnson                                             2,587              167,819
Lifecell Corp.                                               16,148              678,700  (a)
Masimo Corp.                                                 29,889              777,114  (a)
McKesson Corp.                                                4,311              225,767
Medtronic, Inc.                                              73,346            3,547,746  (h)
Merck & Company, Inc.                                         2,849              108,120
Psychiatric Solutions, Inc                                   24,931              845,660  (a)
Resmed, Inc.                                                 50,093            2,112,923  (a)
Thermo Fisher Scientific, Inc.                               20,693            1,176,190  (a)
UnitedHealth Group, Inc.                                    120,953            4,155,945  (h)
Wyeth                                                         9,862              411,837
                                                                              36,813,425

INDUSTRIALS -- 2.8%

Cooper Industries Ltd.                                       11,807              474,051
Deere & Co.                                                   1,993              160,317
Dover Corp.                                                  63,493            2,652,737  (h)
Eaton Corp.                                                   2,211              176,150
General Dynamics Corp.                                        4,689              390,922
Harsco Corp.                                                 18,214            1,008,691
Hexcel Corp.                                                 80,560            1,539,502  (a)
ITT Corp.                                                    13,080              677,675
Joy Global, Inc.                                             10,095              657,790
Monster Worldwide, Inc.                                      40,329              976,365  (a)
Rockwell Collins, Inc.                                          699               39,948
Textron, Inc.                                               105,369            5,839,550  (h)
3M Co.                                                        1,776              140,570
United Technologies Corp.                                    18,876            1,299,046
                                                                              16,033,314

INFORMATION TECHNOLOGY -- 10.1%

Activision, Inc.                                             26,805              732,045  (a)
Affiliated Computer Services, Inc.
   (Class A)                                                 10,839              543,143  (a)
Analog Devices, Inc.                                          7,357              217,179
Apple Computer, Inc.                                            654               93,849  (a)
Automatic Data Processing, Inc.                              49,910            2,115,685
Blackboard, Inc.                                              9,165              305,469  (a)
Cisco Systems, Inc.                                         294,838            7,102,648(a,h)
Citrix Systems, Inc.                                         15,527              455,407  (a)
Cogent, Inc.                                                 28,738              270,999  (a)
Corning Incorporated                                         62,697            1,507,236

----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------


Dell, Inc.                                                    1,966          $    39,163  (a)
DST Systems, Inc.                                             7,048              463,336  (a)
Fidelity National Information
   Services, Inc.                                            17,517              668,099
Google, Inc. (Class A)                                        2,789            1,228,471  (a)
Harris Corp.                                                  4,888              237,215
Hewlett-Packard Co.                                           7,599              346,970
Hittite Microwave Corp.                                      17,390              650,734  (a)
Intel Corp.                                                 203,380            4,307,588  (h)
International Business
   Machines Corp.                                             5,303              610,587
Intuit Inc.                                                 117,588            3,176,052(a,h)
Iron Mountain Incorporated                                   47,808            1,264,044  (a)
Juniper Networks, Inc.                                       26,078              651,950  (a)
Lam Research Corp.                                            2,749              105,067  (a)
Macrovision Corp.                                            38,893              525,056  (a)
Marvell Technology Group Ltd.                                29,508              321,047  (a)
Maxim Integrated Products, Inc.                               8,293              169,094
Mercadolibre, Inc.                                            6,350              252,476  (a)
Mettler Toledo International Inc.                             4,867              472,683  (a)
Microchip Technology Inc.                                    14,165              463,621
Microsoft Corp.                                             161,997            4,597,475  (h)
Molex, Inc. (Class A)                                        86,985            1,901,492  (h)
National Semiconductor Corp.                                  8,204              150,297
Neustar, Inc. (Class A)                                      34,721              919,412  (a)
Oracle Corp.                                                230,894            4,516,286(a,h)
Paychex, Inc.                                               101,833            3,488,799  (h)
QUALCOMM, Inc.                                              162,901            6,678,941  (h)
Salesforce.com, Inc.                                          6,499              376,097  (a)
Texas Instruments Incorporated                                9,431              266,614
THQ, Inc.                                                    22,772              496,430  (a)
Western Union Co.                                           184,390            3,921,976
Yahoo! Inc.                                                  58,554            1,693,967  (a)
                                                                              58,304,699

MATERIALS -- 1.6%

Alcoa, Inc.                                                   4,796              172,944
Allegheny Technologies
   Incorporated                                              44,011            3,140,625
Cabot Corp.                                                   9,949              278,572
Freeport-McMoRan
   Copper & Gold, Inc.                                        1,724              165,883
Martin Marietta Materials, Inc.                               4,306              457,168
Monsanto Co.                                                 35,520            3,960,481  (h)
Praxair, Inc.                                                 8,622              726,231
Vulcan Materials Co.                                          1,725              114,540
                                                                               9,016,444

TELECOMMUNICATION SERVICES -- 1.0%

American Tower Corp. (Class A)                               11,845              464,442  (a)
AT&T, Inc.                                                    3,395              130,028
Clearwire Corp. (Class A)                                       228                3,377  (a)
NII Holdings Inc. (Class B)                                 135,480            4,305,554  (a)
Syniverse Holdings, Inc.                                     22,920              381,847  (a)
Verizon Communications, Inc.                                  8,515              310,372
                                                                               5,595,620


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------


UTILITIES -- 0.5%

American Electric Power
   Company, Inc.                                              2,857         $    118,937
Constellation Energy Group, Inc.                              1,185              104,600
Dominion Resources, Inc.                                     10,616              433,557
DTE Energy Co.                                                8,184              318,276
Edison International                                          3,773              184,952
Entergy Corp.                                                 1,508              164,493
ITC Holdings Corp.                                           18,840              980,810
PPL Corp.                                                     8,610              395,371
SCANA Corp.                                                   9,984              365,215
                                                                               3,066,211

TOTAL DOMESTIC EQUITY
   (COST $237,707,742)                                                       226,328,087


----------------------------------------------------------------------------------------------
FOREIGN EQUITY -- 28.1%
----------------------------------------------------------------------------------------------

COMMON STOCK -- 27.3%

CONSUMER DISCRETIONARY -- 1.4%

Accor S.A.                                                    1,705              124,979
AGTech Holdings Ltd.                                        513,535               42,229  (a)
China Travel International Inv.                             375,865              151,643
Daimler AG (Regd.)                                           10,097              866,357
Esprit Holdings Ltd.                                         34,000              408,244
Gafisa S.A.                                                   7,667              127,206  (a)
Koninklijke Philips Electronics N.V.                         70,541            2,708,326
LVMH Moet Hennessy
   Louis Vuitton S.A.                                         5,971              667,025
Prajay Engineers Syndicate Ltd.                              14,904              104,016
Renault S.A.                                                  4,188              465,190
Swatch Group AG                                               3,400              912,694
Toyota Motor Corp.                                           31,164            1,556,087
Urbi Desarrollos Urbanos
   S.A. de C.V.                                              37,760              123,901  (a)
                                                                               8,257,897

CONSUMER STAPLES -- 2.6%

British American Tobacco PLC                                 13,012              489,038
China Mengniu Dairy
   Company Ltd.                                              61,000              177,133
Diageo PLC                                                  103,121            2,082,331
Diageo PLC ADR                                                1,427              116,044
Groupe Danone                                                32,948            2,957,047
IOI Corp.                                                    85,000              188,682
ITC Ltd.                                                     39,948              203,325
Metro AG                                                     11,702              949,000
Nestle S.A. (Regd.)                                           8,706            4,368,184
Nestle S.A. ADR                                               1,917              239,625
Shinsegae Company Ltd.                                          130               81,910
Shiseido Company Ltd.                                        69,000            1,826,644
Tesco PLC                                                   170,146            1,281,645
Uni-President Enterprises Corp.                             126,000              186,846
                                                                              15,147,454

----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------

ENERGY -- 3.3%

Acergy S.A.                                                  63,613        $   1,373,843
BG Group PLC                                                104,119            2,414,947
CAT Oil AG                                                    6,140              104,199  (a)
China Shenhua Energy
   Company Ltd.                                              17,500               69,817
Gazprom OAO ADR                                              48,490            2,472,990
LUKOIL ADR                                                    3,230              277,134
Paladin Energy Ltd.                                         160,442              745,479  (a)
Petroleo Brasileiro S.A. ADR                                 29,626            2,509,026
Saipem S.p.A.                                                77,079            3,131,555
Suncor Energy, Inc.                                          20,729            1,997,239
Suncor Energy, Inc.                                           5,759              556,845
Tesco Corp.                                                  19,850              475,407  (a)
TMK OAO GDR                                                   7,542              245,115  (b)
Total S.A.                                                   30,491            2,272,715
Zhaikmunai LP GDR                                             2,562               26,824(a,b)
                                                                              18,673,135

FINANCIALS -- 5.5%

Allianz AG (Regd.)                                            1,230              244,560
AXA S.A.                                                     24,947              908,789
Banca Intesa S.p.A.                                         225,030            1,592,091
Banco do Brasil S.A.                                          9,334              123,368
Banco Santander S.A. (Regd.)                                116,664            2,332,932
Bank of Yokohama Ltd.                                       107,803              733,236
BNP Paribas                                                  26,560            2,688,852
CapitaLand Ltd.                                             155,000              714,182
China Vanke Company Ltd.                                     30,400               67,574
Chinatrust Financial Holding
   Company Ltd.                                             399,000              385,479  (a)
Credit Agricole S.A.                                         25,887              803,977
Dubai Islamic Bank                                          100,542              255,968
Egyptian Financial Group-
   Hermes Holding                                            25,543              262,638
Emaar Properties                                             57,762              172,220
Hung Poo Real Estate
   Development Corp.                                        121,350              217,699
Kookmin Bank                                                 17,270              966,080
Lloyds TSB Group, PLC                                       211,014            1,891,449
Megaworld Corp.                                           1,017,059               59,899
Metropolitan Bank & Trust                                    67,600               64,735
Mitsubishi Estate Company Ltd.                               95,000            2,309,740
Mitsubishi UFJ Financial Group, Inc.                        257,523            2,225,044
Nomura Holdings, Inc.                                       172,799            2,586,733
Plaza Centers N.V.                                           21,195               89,621  (a)
Prudential PLC                                              106,451            1,408,006
PT Bank Niaga                                             1,602,367              130,557
Royal Bank of Scotland Group PLC                            314,424            2,107,533
Samsung Fire & Marine Insurance
   Company Ltd.                                                 750              154,869  (a)
Shenzhen Investment Ltd.                                    173,992               73,551
Siam Commercial Bank PCL                                     77,500              222,765
Sony Financial Holdings, Inc.                                   313            1,267,283
Standard Bank Group Ltd.                                      8,304               90,126
State Bank of India Ltd.                                        320               12,826
State Bank of India Ltd. GDR                                  1,280              113,280


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------

Sumitomo Realty & Development
   Company Ltd.                                              17,000          $   300,085
Sun Hung Kai Properties Ltd.                                 31,087              481,313
Swiss Reinsurance                                             2,401              210,593
Tisco Bank PCL                                              102,073               98,880  (a)
Tisco Bank PCL NVDR                                           1,217                1,131  (a)
Unibail-Rodamco (REIT)                                        3,342              863,230
UniCredit S.p.A                                             290,255            1,950,076
Woori Investment & Securities
   Company Ltd.                                               6,880              145,888  (a)
                                                                              31,328,858

HEALTHCARE -- 1.0%

Cie Generale d'Optique Essilor
   International S.A.                                         9,402              616,626
GlaxoSmithKline PLC ADR                                       1,078               45,740
Ranbaxy Laboratories Ltd.                                     9,526              103,998
Roche Holding AG                                             22,859            4,319,647
Teva Pharmaceutical
   Industries Ltd. ADR                                        5,034              232,520
Yuhan Corp.                                                     715              134,286
                                                                               5,452,817

INDUSTRIALS -- 4.3%

ABB Ltd. (Regd.)                                             75,727            2,041,233
ABB Ltd. ADR                                                  7,134              192,047
ACS Actividades de Construccion y
   Servicios S.A.                                             7,299              417,172
Alstom                                                        6,620            1,440,448
Asahi Glass Company Ltd.                                     74,002              817,081
Brambles Ltd.                                                58,931              536,876
CAE, Inc.                                                   222,701            2,524,256
Canadian National Railway Co.                                15,077              731,331
China Communications
   Construction Company Ltd.                                108,055              239,633
China COSCO Holdings
   Company Ltd.                                             190,000              461,399
China High Speed Transmission
   Equipment Group Company Ltd.                              75,000              109,279  (a)
Doosan Heavy Industries and
   Construction Company Ltd.                                  2,820              377,291
East Japan Railway Co.                                          212            1,765,690
Elbit Systems Ltd.                                            1,642               89,919
Empresas ICA Sociedad
   Controladora S.A. de C.V.                                 30,312              180,424  (a)
Enka Insaat ve Sanayi AS                                     14,428              177,110
Gamuda Bhd                                                  141,100              145,578
Group 4 Securicor PLC                                       135,592              607,913
Group 4 Securicor PLC                                       126,516              572,678
Hyundai Development Co.                                       2,458              167,780
Hyunjin Materials Company Ltd.                                4,484              151,904
Italian-Thai Development PCL                                623,611              156,472  (a)
IVRCL Infrastructures &
   Projects Ltd.                                             10,563              104,801
Komatsu Ltd.                                                 31,906              886,322
Koninklijke Philips Electronics N.V.                          2,065               79,172

----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------

Larsen & Toubro Ltd.                                          8,248          $   617,572
Mitsubishi Heavy Industries Ltd.                            258,000            1,104,215
Murray & Roberts Holdings Ltd.                               14,867              174,712
Orascom Construction Industries                              13,072              983,714
Orkla ASA                                                    44,697              567,316
Pacific Basin Shipping Ltd.                                  89,504              147,202
Sandvik AB                                                   74,462            1,296,504
Schneider Electric S.A.                                       2,636              342,337
Siemens AG (Regd.)                                           21,774            2,368,562
Siemens AG ADR                                                  602               65,582
Suntech Power Holdings
   Company Ltd. ADR                                          12,747              517,018  (a)
United Tractors Tbk PT                                      121,000              164,970
Vinci S.A.                                                   14,835            1,076,376
                                                                              24,399,889

INFORMATION TECHNOLOGY -- 2.1%

Alibaba.com Ltd.                                             79,533              167,183  (a)
Delta Electronics Inc.                                       57,982              171,391
HON HAI Precision Industry
   Company Ltd.                                              27,120              155,331
Ibiden Company Ltd.                                          30,099            1,185,393
Kingdee International Software
   Group Company Ltd.                                            66                   51
MediaTek Inc.                                                15,210              200,267
Nidec Corp.                                                   5,469              336,816
Nintendo Company Ltd.                                           900              464,761
Nokia Oyj                                                    92,089            2,924,229
Research In Motion Ltd.                                      28,559            3,205,177  (a)
Richtek Technology Corp.                                     10,000               79,659
Samsung Electronics
   Company Ltd.                                               2,480            1,560,095
Sohu.com Inc.                                                 2,529              114,134  (a)
Taiwan Semiconductor
   Manufacturing Company Ltd.                               698,395            1,450,607
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR                                          17,245              177,106
                                                                              12,192,200

MATERIALS -- 3.4%

Anglo Platinum Ltd.                                           5,696              834,091
Barrick Gold Corp.                                            7,329              318,445
Bayer AG                                                     28,819            2,317,963
BHP Billiton PLC                                            103,858            3,085,944
Cameco Corp.                                                  9,983              329,248
China Grand Forestry Resources
   Group Ltd.                                               922,727              100,775  (a)
Eurasian Natural Resources Corp.                              8,088              158,338  (a)
Evraz Group S.A. GDR                                            306               26,408  (b)
Impala Platinum Holdings Ltd.                                 2,411               92,862
Israel Chemicals Ltd.                                        16,942              236,502
Linde AG                                                     14,014            1,987,205
Makhteshim-Agan Industries Ltd.                              16,341              119,146
MMC Norilsk Nickel ADR                                        8,055              226,748
Novozymes (Series B)                                         12,439            1,168,242
Polymetal GDR                                                20,759              174,376(a,b)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------

POSCO                                                           480          $   230,706
Potash Corporation of
   Saskatchewan                                              15,963            2,481,507
Rio Tinto PLC (Regd.)                                        16,601            1,726,600
Sinofert Holdings Ltd.                                      265,078              249,314
Syngenta AG                                                   3,734            1,098,624
Taiwan Fertilizer Company Ltd.                               39,000              170,098
Toray Industries Inc.                                       369,000            2,398,583
Vedanta Resources PLC                                         4,432              184,628
                                                                              19,716,353

TELECOMMUNICATION SERVICES -- 2.4%

America Movil S.A. de C.V. ADR
   (Series L)                                                31,237            1,989,484
Bharti Airtel Ltd.                                           11,896              242,308  (a)
China Mobile Ltd.                                            25,494              379,322
Hellenic Telecommunications
   Organization S.A.                                         49,894            1,421,490
Mobile Telesystems OJSC ADR                                   3,970              301,125
MTN Group Limited                                           104,881            1,587,444
Orascom Telecom Holding SAE                                   4,360               59,099
Orascom Telecom Holding
   SAE GDR                                                    2,361              160,548
Philippine Long Distance
   Telephone Co.                                                651               43,873
Singapore Telecommunications Ltd.                           397,990            1,129,152
Telekom Malaysia Bhd                                         52,500              173,988
Telekomunikasi Indonesia Tbk PT
   (Series B)                                               138,500              145,196
Telenor ASA                                                 171,944            3,298,970
Turkcell Iletisim Hizmet AS ADR                               4,146               86,610
Vodafone Group Public Limited Co.                           923,389            2,769,369
Vodafone Group, PLC ADR                                       3,234               95,435
                                                                              13,883,413

UTILITIES -- 1.3%

CEZ                                                           3,250              248,812
E.ON AG                                                      13,116            2,437,010
First Philippine Holdings Corp.                                  30                   29
National Grid PLC                                            68,767              945,103
Pan Asia Environmental
   Protection Group Ltd.                                    262,000               70,694  (a)
PNOC Energy Development Corp.                             1,249,180              176,446
RWE AG                                                        3,575              441,059
Suez S.A.                                                    23,067            1,519,417
Veolia Environnement                                         26,728            1,870,258
                                                                               7,708,828

TOTAL COMMON STOCK
   (COST $139,539,543)                                                       156,760,844

----------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
----------------------------------------------------------------------------------------------

All America Latina Logistica S.A.                            58,400              591,181
Cia Vale do Rio Doce                                         19,713              572,618
Cia Vale do Rio Doce ADR                                    105,942            3,088,210  (h)

----------------------------------------------------------------------------------------------
                                                             NUMBER
                                                          OF SHARES                VALUE
----------------------------------------------------------------------------------------------


NET Servicos de Comunicacao S.A.                              8,734            $  93,659  (a)
Petroleo Brasileiro S.A.                                      2,900              122,717

TOTAL PREFERRED STOCK
   (COST $2,484,127)                                                           4,468,385


TOTAL FOREIGN EQUITY
   (COST $142,023,670)                                                       161,229,229


                                                           PRINCIPAL
                                                              AMOUNT               VALUE
----------------------------------------------------------------------------------------------
BONDS AND NOTES -- 20.9%
----------------------------------------------------------------------------------------------

U.S. TREASURIES -- 5.7%

U.S. Treasury Bonds
4.50%       02/15/36                                    $    70,000               72,174
4.75%       02/15/37                                      2,736,000            2,936,549
U.S. Treasury Notes
3.63%       10/31/09 - 12/31/12                          16,122,000           16,934,998
4.25%       11/15/17                                      7,319,000            7,805,054
4.50%       11/15/10 - 05/15/17                              88,000               95,422
4.63%       11/15/09 - 10/31/11                           1,590,000            1,704,689  (h)
4.75%       08/15/17                                      2,904,000            3,211,417
                                                                              32,760,303

FEDERAL AGENCIES -- 0.4%

Federal Home Loan Mortgage Corp.
4.13%       12/21/12                                      1,450,000            1,507,113
4.88%       02/09/10                                      1,055,000            1,104,783  (h)
                                                                               2,611,896

AGENCY MORTGAGE BACKED -- 7.7%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35                             147,001              141,779  (h)
5.00%       07/01/35 - 10/01/35                             310,083              307,319  (h)
5.50%       05/01/20 - 05/01/36                           1,139,635            1,149,357  (h)
6.00%       04/01/17 - 06/01/37                             918,340              943,158  (h)
6.50%       01/01/27 - 07/01/36                             232,443              241,634  (h)
7.00%       10/01/16 - 08/01/36                             346,288              366,103  (h)
7.50%       11/01/09 - 09/01/33                              12,775               13,580  (h)
8.00%       04/01/30 - 11/01/30                               2,349                2,542  (h)
9.00%       04/01/16 - 06/01/21                               2,309                2,523  (h)
6.00%       TBA                                             360,000              369,112  (c)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19                             107,958              105,394  (h)
4.50%       05/01/18 - 02/01/35                             582,955              574,486  (h)
5.00%       07/01/20 - 08/01/35                             454,017              451,037  (h)
5.00%       07/01/35                                        329,957              335,081(h,i)
5.10%       08/01/35                                        217,039              221,747(h,i)
5.26%       04/01/37                                        106,709              108,788  (i)
5.44%       04/01/37                                          7,756                8,020  (i)
5.50%       03/01/14 - 04/01/38                           2,963,507            2,997,831  (h)
5.52%       04/01/37                                         91,910               94,140  (i)
5.53%       04/01/37                                         40,858               41,892  (i)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

5.56%       04/01/37                                     $  106,170          $   108,852  (i)
5.59%       04/01/37                                        115,791              118,928  (i)
5.62%       03/01/37 - 06/01/37                             167,945              171,745  (i)
5.66%       05/01/37                                         66,147               67,888  (i)
5.68%       04/01/37                                         86,854               89,223  (i)
5.70%       04/01/37                                        166,974              171,457  (i)
5.71%       04/01/37                                        182,825              187,805  (i)
5.84%       06/01/37                                        210,769              216,142  (i)
6.00%       07/01/14 - 03/01/38                           4,599,415            4,715,808  (h)
6.04%       10/01/37                                        189,911              195,701  (i)
6.50%       01/01/15 - 02/01/35                           1,148,017            1,194,509  (h)
7.00%       10/01/16 - 06/01/36                             293,604              311,046  (h)
7.50%       12/01/09 - 03/01/34                              35,980               38,214  (h)
8.00%       12/01/11 - 11/01/33                              17,250               18,488  (h)
8.50%       07/01/30 - 05/01/31                               1,659                1,828  (h)
9.00%       06/01/09 - 12/01/22                               9,422               10,064  (h)
5.00%       TBA                                           5,822,000            5,802,621  (c)
5.50%       TBA                                          13,075,000           13,181,228  (c)
6.00%       TBA                                           6,215,000            6,366,491  (c)
6.50%       TBA                                             360,000              372,825  (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34                             211,166              205,940  (h)
5.00%       08/15/33                                         52,656               52,831  (h)
6.00%       04/15/30 - 09/15/36                             207,995              215,342  (h)
6.50%       02/15/24 - 06/15/36                              99,758              103,962  (h)
7.00%       03/15/12 - 10/15/36                             108,548              114,251  (h)
8.00%       06/15/30                                             63                   68  (h)
8.50%       10/15/17                                         23,005               25,137  (h)
9.00%       11/15/16 - 12/15/21                              27,232               29,328  (h)
5.50%       TBA                                           1,835,000            1,869,189  (c)
                                                                              44,432,434

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Collateralized Mortgage Obligation
   Trust (Class B)
2.40%       11/01/18                                            832                  782(d,f,h)
Federal Home Loan Mortgage
4.96%       08/01/35                                        551,527              427,621(d,f)
Federal Home Loan Mortgage Corp.
4.50%       03/15/18 - 03/15/19                              71,461                5,840(d,g,h)
5.00%       04/15/14 - 12/01/34                           1,471,883              323,068(d,g,h)
5.50%       04/15/17 - 06/15/33                              66,774               10,424(d,g,h)
5.50%       04/15/26                                         50,665               52,077
6.76%       12/15/33                                         19,745               18,401(h,i)
7.50%       01/15/16                                          5,116                5,332  (h)
7.50%       07/15/27                                          6,742                1,476(d,g,h)
8.00%       04/15/20                                            353                  372  (h)
8.00%       02/01/23 - 07/01/24                               2,573                  637(d,g,h)
11.64%      11/15/37                                        270,680              211,435(d,f)
44.12%      09/25/43                                        199,657                1,247(d,g,h)
Federal Home Loan Mortgage STRIPS
4.98%       08/01/27                                            568                  478(d,f,h)
Federal National Mortgage Assoc.
3.07%       05/25/37 - 06/25/37                               5,566                  534(d,g,i)
4.22%       09/25/42                                        122,796               16,155(d,g,h,i)
4.32%       08/25/16                                         19,823                1,320(d,g,h,i)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

4.39%       10/25/29                                      $  34,990           $    3,094(d,g,h,i)
4.50%       05/25/18                                         44,075                3,044(d,g,h)
4.75%       11/25/14                                          9,214                  379(d,g,h)
5.00%       08/25/17                                         10,364                1,163(d,g,h)
5.00%       10/25/35                                         85,354               74,540
5.50%       03/25/29 - 01/25/33                             462,012              464,135
8.00%       07/25/14                                          4,263                4,305  (h)
36.54%      12/25/42                                         93,489                2,922(d,g,h)
Federal National Mortgage
   Assoc. (Class 1)
4.50%       09/01/35 - 01/01/36                             942,490              208,934(d,g)
4.90%       07/01/34                                        364,793              278,409(d,f)
Federal National Mortgage
   Assoc. (Class 2)
5.00%       09/01/33                                        302,865               69,593(d,g)
5.50%       12/01/33                                         73,596               15,718(d,g,h)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13                                         24,796                  559(d,g,h)
5.00%       10/25/22                                         45,844                6,100(d,g,h)
10.88%      03/25/31                                         35,847               38,641(h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
3.52%       12/25/22                                            966                  865(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 1)
5.02%       10/01/36                                      1,734,491            1,335,994(d,f)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%       08/01/34                                      1,702,368              414,686(d,g)
7.50%       11/01/23                                         17,611                5,245(d,g,h)
8.00%       08/01/23 - 07/01/24                               5,707                1,388(d,g,h)
8.50%       03/01/17 - 07/25/22                               2,092                  461(d,g,h)
9.00%       05/25/22                                            977                  254(d,g,h)
                                                                               4,007,628

ASSET BACKED -- 1.3%

Bear Stearns Asset Backed
   Securities Trust (Class A)
2.97%       01/25/34                                          4,827                4,334(h,i)
Capital Auto Receivables Asset
   Trust (Class A)
4.10%       01/15/10                                        325,000              321,750(b,d,i)
Capital One Master Trust (Class C)
6.70%       06/15/11                                         36,000               36,404(b,h,p)
Capital One Multi-Asset
   Execution Trust (Class A)
2.85%       03/16/15                                        100,000               95,818(h,i)
Carmax Auto Owner Trust
4.35%       03/15/10                                         19,903               19,974  (h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
3.10%       03/25/32                                          5,632                5,188(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10                                         22,000               22,004(h,p)
Discover Card Master Trust I (Class A)
2.85%       04/17/12                                      3,500,000            3,454,742(h,i)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Fleet Home Equity Loan Trust
   (Class A)
2.79%       01/20/33                                      $   8,677           $    7,240(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                                         24,409               24,502  (h)
Mid-State Trust
7.54%       07/01/35                                          3,290                3,421(h,p)
Option One Mortgage Loan Trust
2.73%       07/25/37                                      1,000,000              830,061(i,p)
Peco Energy Transition Trust
6.52%       12/31/10                                         17,000               18,162  (h)
Residential Asset Mortgage
   Products, Inc.
2.84%       03/25/34                                          1,794                1,727(h,i)
Residential Asset Securities Corp.
3.10%       07/25/32                                          2,738                2,491(h,i)
Residential Asset Securities Corp.
   (Class A)
4.16%       07/25/30                                         11,832               11,815  (h)
Swift Master Auto Receivables Trust
   (Class A)
2.92%       06/15/12                                      1,000,000              935,000  (i)
Triad Auto Receivables Owner Trust
   (Class A)
3.00%       02/12/14                                      2,000,000            1,864,116  (i)
Wells Fargo Home Equity Trust
3.97%       05/25/34                                          9,840                9,472  (h)
                                                                               7,668,221

CORPORATE NOTES -- 3.0%

Abbey National PLC
7.95%       10/26/29                                         39,000               43,109  (h)
AES Ironwood LLC
8.86%       11/30/25                                        244,383              265,156  (h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                                        300,000              306,985  (h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                                        161,000              151,957  (h)
American International Group, Inc.
5.85%       01/16/18                                        151,000              146,250
American Railcar Industries, Inc.
7.50%       03/01/14                                         15,000               13,200  (h)
Amgen, Inc.
5.85%       06/01/17                                        125,000              125,146
Appalachian Power Co. (Series G)
3.60%       05/15/08                                         16,000               15,990  (h)
Archer-Daniels-Midland Co.
6.45%       01/15/38                                        152,000              153,056
Arizona Public Service Co.
6.25%       08/01/16                                         45,000               43,351  (h)
AT&T, Inc.
4.13%       09/15/09                                        300,000              301,269
BAC Capital Trust VI
5.63%       03/08/35                                        222,000              185,314  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------


Banco Mercantil del Norte S.A.
5.88%       02/17/14                                     $   60,000          $    60,150(b,h)
6.14%       10/13/16                                        170,000              166,720(b,h)
Banco Santander Chile
5.38%       12/09/14                                         56,000               54,607(b,h)
Bank of America Corp.
8.00%       12/29/49                                        156,000              156,187
Bear Stearns Companies Inc.
5.85%       07/19/10                                         90,000               86,850  (h)
6.95%       08/10/12                                        325,000              325,160  (h)
BellSouth Corp.
6.55%       06/15/34                                         59,000               57,229  (h)
Bertin LTDA
10.25%      10/05/16                                        100,000              101,750(b,h)
Bristol-Myers Squibb Co.
5.88%       11/15/36                                         85,000               81,689  (h)
British Telecommunications PLC
8.63%       12/15/10                                         15,000               16,409  (h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                                         31,000               30,933(b,h)
Capital One Bank
6.50%       06/13/13                                         21,000               21,031  (h)
Cargill Inc.
5.20%       01/22/13                                        225,000              226,979  (b)
6.00%       11/27/17                                        275,000              277,379  (b)
Carolina Power & Light Co.
5.15%       04/01/15                                         34,000               34,619  (h)
5.70%       04/01/35                                         17,000               16,185  (h)
6.13%       09/15/33                                         22,000               22,175  (h)
Chubb Corp.
6.00%       05/11/37                                         90,000               80,960  (h)
Citigroup Capital
8.30%       12/21/57                                         51,000               50,184
Citigroup, Inc.
5.13%       02/14/11                                        135,000              135,569  (h)
6.13%       11/21/17                                        115,000              114,518
Clarendon Alumina Production Ltd.
8.50%       11/16/21                                        205,000              207,050(b,h)
COX Communications, Inc.
7.13%       10/01/12                                         60,000               63,442  (h)
7.75%       11/01/10                                         85,000               90,865  (h)
Credit Suisse
6.00%       02/15/18                                        178,000              177,567
CSX Transportation, Inc.
9.75%       06/15/20                                        211,000              253,580  (h)
CVS Caremark Corp.
5.75%       06/01/17                                        225,000              227,663
Daimler Finance North America LLC
4.05%       06/04/08                                         52,000               52,019  (h)
DBS Bank Ltd.
7.88%       08/10/09                                        130,000              137,007(b,h)
Diageo Capital PLC
5.20%       01/30/13                                         93,000               95,924
Dominion Resources, Inc.
5.69%       05/15/08                                         77,300               77,455(h,k)
Dominion Resources, Inc. (Series B)
6.30%       09/30/66                                        335,000              301,493  (h)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Dover Corp.
6.50%       02/15/11                                      $  75,000          $    80,218  (h)
DP World Ltd.
6.85%       07/02/37                                        100,000               83,156(b,h)
Duke Energy Carolinas LLC
5.38%       01/01/09                                         50,000               50,671  (h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                                         70,000               69,971  (h)
El Paso Electric Co.
6.00%       05/15/35                                         60,000               53,440  (h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                                         16,000               17,360(b,h)
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                                        100,000               99,250  (h)
Globo Comunicacoe e
   Participacoes S.A.
7.25%       04/26/22                                        100,000               97,500(b,h)
Golden West Financial Corp.
4.75%       10/01/12                                         10,000                9,915  (h)
Goldman Sachs Group, Inc.
5.95%       01/18/18                                        104,000              102,610
6.60%       01/15/12                                        410,000              435,060  (h)
GTE Corp.
7.51%       04/01/09                                         52,000               53,734  (h)
Hewlett-Packard Co.
5.50%       03/01/18                                        159,000              162,257
Hexion US Finance Corp/Hexion
   Nova Scotia Finance ULC
9.75%       11/15/14                                        185,000              198,413  (h)
HSBC Bank USA NA
4.63%       04/01/14                                        195,000              187,515
HSBC Capital Funding LP
4.61%       12/31/49                                         34,000               29,968(b,h,p)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                                         27,000               29,020(b,h,p)
HSBC Finance Corp.
6.75%       05/15/11                                         60,000               63,595  (h)
Hydro Quebec
8.50%       12/01/29                                        260,000              371,333  (h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                                        111,706              124,273(b,h)
ING Capital Funding TR III
8.44%       12/29/49                                        181,000              178,011  (h)
ING Groep N.V.
5.78%       12/29/49                                        357,000              293,495  (h)
Intergen N.V.
9.00%       06/30/17                                        159,000              166,155(b,h)
International Business
   Machines Corp.
4.75%       11/29/12                                        125,000              129,142  (h)
International Steel Group Inc.
6.50%       04/15/14                                         95,000               97,702  (h)
Interoceanica IV Finance Ltd.
4.14%       11/30/18                                        100,000               64,620(b,d,h)
4.43%       11/30/25                                        100,000               46,100(b,d,h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

John Deere Capital Corp.
4.50%       04/03/13                                      $  55,000          $    55,306
JP Morgan Chase & Co.
7.00%       11/15/09                                         55,000               57,236  (h)
JP Morgan Chase Bank
5.88%       06/13/16                                        180,000              186,407
Kansas Gas & Electric
5.65%       03/29/21                                         62,921               60,867  (h)
Landsbanki Islands
3.79%       08/25/09                                        100,000               90,671(b,h,i,p)
Lehman Brothers Holdings, Inc.
2.65%       12/23/08                                         28,000               27,221  (i)
3.98%       10/22/08                                         62,000               60,375  (i)
5.63%       01/24/13                                        104,000              100,431
LyondellBasell Industries AF SCA
8.38%       08/15/15                                        130,000               94,900  (b)
Marfrig Overseas Ltd.
9.63%       11/16/16                                        100,000               95,500  (b)
Markel Corp.
7.35%       08/15/34                                         73,000               75,304(h,p)
McDonald's Corp.
5.80%       10/15/17                                         94,000               97,824
6.30%       03/01/38                                        159,000              160,798
Mediacom LLC/Mediacom
   Capital Corp.
9.50%       01/15/13                                        105,000               96,600  (h)
Merck & Company, Inc.
5.75%       11/15/36                                         85,000               85,710  (h)
Midamerican Energy Holdings Co.
6.13%       04/01/36                                         45,000               43,494  (h)
Mizuho Financial Group Cayman Ltd.
8.38%       12/29/49                                        115,000              114,335  (p)
Morgan Stanley
3.21%       05/07/09                                        820,000              806,286  (i)
Morgan Stanley (Series F)
6.63%       04/01/18                                        200,000              201,787
Munich Re America Corp. (Series B)
7.45%       12/15/26                                         70,000               76,761  (h)
Nakilat Inc.
6.27%       12/31/33                                        105,000               93,660(b,h,p)
Nelnet, Inc.
5.13%       06/01/10                                         94,000               91,193(h,p)
NGPL PipeCo LLC
7.12%       12/15/17                                        107,000              110,685  (b)
Norfolk Southern Corp.
6.00%       04/30/08                                         20,000               20,032  (h)
8.63%       05/15/10                                        110,000              120,427  (h)
Norfolk Southern Railway Co.
9.75%       06/15/20                                         32,000               42,503  (h)
Northeast Utilities (Series B)
3.30%       06/01/08                                         23,000               22,992  (h)
Northern States Power
6.25%       06/01/36                                         15,000               15,207  (h)
NorthWestern Corp.
5.88%       11/01/14                                         82,000               82,640  (h)
OPTI Canada Inc.
8.25%       12/15/14                                         92,000               91,080



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Pacific Gas & Electric Co.
5.80%       03/01/37                                       $125,000          $   117,578
PanAmSat Corp.
9.00%       08/15/14                                        123,000              123,923  (h)
Pemex Finance Ltd.
9.03%       02/15/11                                         61,800               66,603  (h)
Pemex Project Funding Master Trust
6.13%       08/15/08                                          4,000                4,026
7.88%       02/01/09                                         36,000               37,285
Petrobras International Finance Co.
5.88%       03/01/18                                         46,000               44,408
PNC Preferred Funding Trust I
6.52%       12/31/49                                        275,000              198,035(b,p)
Potomac Edison Co.
5.35%       11/15/14                                         15,000               15,140  (h)
Public Service Company of Colorado
7.88%       10/01/12                                        115,000              131,088  (h)
Puget Sound Energy, Inc.
3.36%       06/01/08                                         13,000               12,988  (h)
5.48%       06/01/35                                         52,000               43,585  (h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67                                        160,000              141,983  (p)
Rabobank Capital Funding II
5.26%       12/31/49                                        107,000               91,856(b,h,p)
Rabobank Capital Funding Trust
5.25%       12/29/49                                         20,000               16,611(b,h,p)
Rede Empresas de Energia
Eletrica S.A.
11.13%      04/02/49                                        100,000               90,750  (b)
Rock-Tenn Co.
8.20%       08/15/11                                        195,000              199,875
Royal Bank of Scotland Group PLC
5.00%       10/01/14                                         80,000               75,204  (h)
RSHB Capital S.A.
6.30%       05/15/17                                        100,000               92,625  (b)
Sabine Pass LNG LP
7.25%       11/30/13                                        130,000              125,450
7.50%       11/30/16                                        180,000              173,700
Security Benefit Life Insurance
8.75%       05/15/16                                         75,000               80,943(b,p)
Sierra Pacific Resources
8.63%       03/15/14                                        100,000              105,006
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                                        250,000              257,501(b,h,p)
Southern Copper Corp.
7.50%       07/27/35                                         23,000               23,549
SouthTrust Bank
7.00%       11/15/08                                          5,000                5,096  (h)
Sovereign Capital Trust VI
7.91%       06/13/36                                        138,000              112,208(h,p)
Sprint Capital Corp.
7.63%       01/30/11                                        196,000              181,300
Standard Chartered Bank
Hong Kong Ltd.
4.38%       12/03/14                                        100,000              100,185  (p)
Stewart Enterprises, Inc.
6.25%       02/15/13                                         65,000               60,775  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Telecom Italia Capital S.A.
6.20%       07/18/11                                    $   228,000          $   226,882
Telefonica Emisiones SAU
5.86%       02/04/13                                        150,000              151,474
Tesco PLC
5.50%       11/15/17                                        100,000              102,014  (b)
Titan Petrochemicals Group Ltd.
8.50%       03/18/12                                        100,000               72,000  (b)
Transocean, Inc.
6.00%       03/15/18                                        155,000              158,703
Tronox Worldwide LLC
9.50%       12/01/12                                        130,000              111,150  (h)
UBS Preferred Funding Trust I
8.62%       10/29/49                                         75,000               74,587
Valspar Corp.
5.63%       05/01/12                                         70,000               70,388  (p)
Verizon Global Funding Corp.
7.25%       12/01/10                                        118,000              126,604
Verizon Pennsylvania, Inc.
8.35%       12/15/30                                         50,000               57,593  (h)
8.75%       08/15/31                                         52,000               62,367  (h)
VTB Capital S.A.
3.84%       08/01/08                                        130,000              128,537(b,h,i)
Wachovia Corp. (Series K)
7.98%       12/31/49                                        106,000              104,145
Wal-Mart Stores, Inc.
5.80%       02/15/18                                        104,000              108,502
Weatherford International, Inc.
5.95%       06/15/12                                        130,000              136,311
Wells Fargo & Co.
5.63%       12/11/17                                         50,000               51,283
Wells Fargo Bank NA
5.95%       08/26/36                                        170,000              164,437
Westar Energy, Inc.
7.13%       08/01/09                                         76,000               79,294  (h)
Westlake Chemical Corp.
6.63%       01/15/16                                        180,000              157,500  (h)
                                                                              16,997,894

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%

Banc of America Alternative
   Loan Trust
6.50%       07/25/35                                         93,221               87,856  (h)
Banc of America Commercial
Mortgage Inc. (Class C)
5.70%       04/10/17                                        100,000               68,469(h,p)
Banc of America Funding Corp.
5.74%       03/20/36                                         67,490               71,419(h,i,p)
5.82%       02/20/36                                        135,271              128,002(h,p)
Banc of America Mortgage
Securities Inc. (Class B)
5.38%       01/25/36                                         67,414               50,643(h,i)
Bear Stearns Asset Backed
Securities Trust (Class A)
3.39%       07/25/36                                      1,418,268            1,326,578(h,i)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31                                     $   51,771          $    51,911  (h)
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.46%       04/12/38                                        600,000              597,158  (h)
5.66%       06/11/40                                        500,000              490,022  (h)
Bear Stearns Commercial Mortgage
   Securities (Class D)
5.99%       09/11/42                                         30,000               17,857(b,p)
Countrywide Alternative Loan Trust
5.98%       05/25/36                                         24,464               14,575(h,p)
6.00%       03/25/36 - 08/25/36                             102,932               19,083(h,p)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36                              54,165               13,224(h,p)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                                         24,406               15,725(h,p)
Crusade Global Trust (Class A)
2.95%       09/18/34                                          8,343                8,332(h,i)
CS First Boston Mortgage
   Securities Corp.
5.25%       08/25/34                                         43,998               42,515  (h)
5.33%       10/25/35                                         29,452               19,739(h,p)
6.84%       07/15/37                                        442,680                8,671(b,d,h,p)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                                         94,746               94,924  (h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                                          2,550                2,543  (h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                                        139,708              139,648  (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
6.73%       12/10/41                                        692,486               11,229(d,h,p)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                                         35,182               34,965  (h)
GS Mortgage Securities Corp II
   (Class A)
5.80%       08/10/45                                        520,000              522,328
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36                                        135,637               87,486(h,p)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36                                        135,637              116,229(h,p)
JP Morgan Alternative Loan Trust
2.66%       10/25/36                                        839,287              813,787(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.06%       02/15/51                                        380,000              351,698
6.20%       02/12/51                                         50,000               30,467(b,p)
6.47%       11/15/35                                         25,489               26,391  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                                     $   41,457         $     40,554  (h)
5.66%       03/15/39                                        600,000              601,743  (h)
6.71%       01/18/12                                        545,074               11,282(d,h,p)
11.38%      03/15/36                                        507,148               11,964(b,d,h,p)
11.58%      02/15/40                                        492,414                8,822(b,d,h,p)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.24%       07/15/40                                         90,000               52,653  (p)
LB-UBS Commercial Mortgage
   Trust (Class X)
11.38%      12/15/39                                        440,293                6,483(b,d,h,p)
MASTR Alternative Loans Trust
6.50%       08/25/34 - 05/25/35                             158,060              148,983  (h)
Merrill Lynch/Countrywide
   Commercial Mortgage Trust
5.42%       08/12/48                                        175,000              153,721
MLCC Mortgage Investors, Inc.
5.37%       02/25/36                                         49,996               41,746  (h)
Morgan Stanley Capital I
5.28%       12/15/43                                        500,000              486,213  (h)
5.33%       12/15/43                                        500,000              486,357  (h)
5.44%       02/12/44                                      1,000,000              975,566  (b)
5.69%       04/15/49                                        700,000              689,257
7.11%       04/15/33                                         37,911               38,355  (h)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44                                      1,000,000              977,451
Morgan Stanley Dean Witter
   Capital I (Class A)
6.54%       02/15/31                                          8,567                8,769  (h)
Nomura Asset Securities Corp.
   (Class A)
6.59%       03/15/30                                         11,416               11,440  (h)
Puma Finance Ltd. (Class A)
2.76%       03/25/34                                          9,866                9,338(h,i)
4.63%       10/11/34                                         12,415               11,985(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                                        329,330              225,027(h,p)
Residential Asset Securitization
   Trust (Class A)
3.00%       05/25/35                                        109,681               80,602(h,i)
Structured Asset Securities Corp.
   (Class X)
2.16%       02/25/28                                         26,238                  131
Wachovia Bank Commercial
   Mortgage Trust
5.42%       04/15/47                                        100,000               97,579
5.74%       06/15/49                                        520,000              518,350
Wachovia Bank Commercial
   Mortgage Trust (Class E)
5.90%       02/15/51                                        285,000              177,729  (p)
Wells Fargo Mortgage Backed
   Securities Trust
5.50%       01/25/36 - 03/25/36                             233,336              158,908  (h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                                        140,174              100,147  (h)
                                                                              11,394,629


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


STRATEGIC INVESTMENT FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

SOVEREIGN BONDS -- 0.1%

Government of Bahamas
6.63%       05/15/33                                      $  19,000          $    22,228 (b,h,p)
Government of Canada
5.00%       07/17/09                                         60,000               61,926  (h)
7.50%       09/15/29                                        110,000              145,656
Government of Manitoba Canada
4.90%       12/06/16                                         75,000               80,120  (h)
Government of Panama
6.70%       01/26/36                                         75,000               76,313
                                                                                 386,243

TOTAL BONDS AND NOTES
   (COST $121,094,463)                                                       120,259,248


                                                          NUMBER OF
                                                             SHARES                VALUE
----------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.0%
----------------------------------------------------------------------------------------------

Financial Select Sector SPDR Fund                            46,321            1,152,003  (n)
Industrial Select Sector SPDR Fund                          128,816            4,817,718  (n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $5,804,092)                                                           5,969,721

----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
----------------------------------------------------------------------------------------------

GEI Investment Fund
   (COST $2,177,489)                                                           1,698,441  (l)


TOTAL INVESTMENTS IN SECURITIES
   (COST $508,807,456)                                                       515,484,726

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.9%*
----------------------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.08%                                                                         85,623,362(d,o)
   (COST $85,623,362)

TOTAL INVESTMENTS
   (COST $594,430,778)                                                       601,108,088


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (4.5)%                                                             (26,191,261)
                                                                            ------------
NET ASSETS -- 100.0%                                                        $574,916,867
                                                                            ============


-----------------------------------------------------------------------------------------------------
OTHER INFORMATION
-----------------------------------------------------------------------------------------------------

The GE Institutional Strategic Investment Fund had the following long future contract open at March 31, 2008 (unaudited):

                                                   NUMBER             CURRENT           UNREALIZED
                             EXPIRATION              OF              NOTIONAL          APPRECIATION/
DESCRIPTION                     DATE              CONTRACTS            VALUE          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Euro Schatz Fut              June 2008               115           $19,043,241          $(138,468)
S&P 500 Index
  Futures                    June 2008                 9             2,979,000             24,788
U.S. Treasury Notes
  5 Yr. Futures              June 2008                81             9,252,984              9,519


The GE Institutional Strategic Investment Fund had the following short future contract open at March 31, 2008 (unaudited):

                                                   NUMBER             CURRENT           UNREALIZED
                             EXPIRATION              OF              NOTIONAL          APPRECIATION/
DESCRIPTION                     DATE              CONTRACTS            VALUE          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures                June 2008              1          $    (56,236)           $ (1,886)
U.S. Treasury Notes
  2 Yr. Futures                June 2008              2              (429,313)                870
U.S. Treasury Notes
  10 Yr. Futures               June 2008             13            (1,546,391)                222
                                                                                        ---------
                                                                                        $(104,955)
                                                                                        =========


* The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the Strategic Investment Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 10%.


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Income Fund                                                                  Q&A
--------------------------------------------------------------------------------

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, LEWIS TATANANNI, WILLIAM M. HEALEY, MARK H. JOHNSON, JAMES F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Fixed Income Fund returned 4.28% for the Investment Class shares and 6.18% for the Service Class shares. The Lehman Brothers Aggregate Index, the Fund's benchmark, returned 5.23% and the Fund's Lipper peer group of 585 Intermediate Investment Grade Debt Funds returned an average of 2.28% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps.

    Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund was well positioned versus the benchmark with respect to duration, yield curve and sector allocation. The Fund duration and yield curve positioning were set up to take advantage of lower rates and a steeper yield curve, which did occur. Underweighting in investment grade corporate and mortgaged-backed securities (MBS) sectors took advantage of spread widening helped Fund performance. However, the Fund's exposure to high yield and emerging markets, albeit small, had a negative impact on performance. Further, short-term holdings in predominantly AAA-rated ABS securities backed by sub-prime collateral experienced unexpected price deterioration, which lowered relative return versus the benchmark.


PICTURED TO THE RIGHT:
PAUL M. COLONNA
[PHOTO OMITTED]

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,042.79                             1.13
     Service Class                   1,000.00                           1,061.84                             2.28
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.69                             1.11
     Service Class                   1,000.00                           1,022.61                             2.22
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.22% FOR INVESTMENT CLASS AND 0.44% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: 4.28% FOR INVESTMENT CLASS SHARES AND 6.18% FOR SERVICE CLASS
    SHARES.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                            Income Fund                     LB Aggregate
                      Investment Class Shares                Bond Index

03/98                       $10,000.00                      $10,000.00
09/98                        10,612.55                       10,666.26
09/99                        10,536.30                       10,627.23
09/00                        11,232.53                       11,370.12
09/01                        12,669.77                       12,842.89
09/02                        13,692.17                       13,946.92
09/03                        14,425.04                       14,701.41
09/04                        14,912.83                       15,242.14
09/05                        15,318.10                       15,668.17
09/06                        15,893.04                       16,243.27
09/07                        16,679.68                       17,077.49
03/08                        17,393.41                       17,971.42


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/21/97)
-------------------------------------------------------------------------------------------------------------------
                                       SIX          ONE          FIVE            TEN             ENDING VALUE OF A
                                     MONTHS        YEAR          YEAR           YEAR            $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Income Fund                           4.28%        6.11%         4.30%          5.69%                $17,393
-------------------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index               5.23%        7.65%         4.58%          6.04%                $17,971
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                            Income Fund                    LB Aggregate
                       Service Class Shares                 Bond Index

09/05                       $10,000.00                      $10,000.00
12/05                        10,060.16                       10,059.48
03/06                        10,032.77                        9,994.42
06/06                        10,011.38                        9,986.79
09/06                        10,349.85                       10,367.05
12/06                        10,494.06                       10,495.43
03/07                        10,662.36                       10,653.22
06/07                        10,600.08                       10,598.04
09/07                        10,847.15                       10,899.48
12/07                        11,333.29                       11,226.61
03/08                        11,517.92                       11,470.02


-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
-------------------------------------------------------------------------------------------------------
                                        SIX           ONE           SINCE            ENDING VALUE OF A
                                      MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Income Fund                               6.18%         8.02%          5.81%               $11,518
-------------------------------------------------------------------------------------------------------
LB Aggregate Bond Index                   5.23%         7.65%          5.64%*              $11,470
-------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.


SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $533,486
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Mortgage Backed                                                      34.0%
Short-Term & Others                                                  25.9%
U.S. Treasuries                                                      17.9%
Corporate Notes                                                      10.1%
Asset Backed                                                          9.6%
Federal Agencies                                                      1.8%
Other Investments                                                     0.5%
Sovereign Bonds                                                       0.2%


QUALITY RATINGS AS OF MARCH 31, 2008
as a % of Market Value
--------------------------------------------------------------------------------
         MOODY'S/S&P/                                 PERCENTAGE OF
        FITCH RATING**                                MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                                      88.07%
--------------------------------------------------------------------------------
            Aa / AA                                        3.01%
--------------------------------------------------------------------------------
             A / A                                         3.93%
--------------------------------------------------------------------------------
            Below A                                        2.88%
--------------------------------------------------------------------------------
       Ba / BB and lower                                   2.11%
--------------------------------------------------------------------------------
                                                         100.00%
--------------------------------------------------------------------------------


AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                      INCOME FUND
----------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                            AMOUNT                 VALUE
----------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.3%+
----------------------------------------------------------------------------------------------

U.S. TREASURIES -- 25.9%

U.S. Treasury Bonds
4.50%       02/15/36                                    $   305,000         $    314,470
4.75%       02/15/37                                     10,680,000           11,462,844  (h)
U.S. Treasury Notes
3.63%       10/31/09 - 12/31/12                          49,898,000           52,420,633  (j)
4.25%       11/15/17                                     19,202,000           20,477,203  (j)
4.50%       11/15/10 - 05/15/17                             205,000              221,971  (j)
4.63%       11/15/09                                      1,865,000            1,956,497  (j)
4.75%       08/15/17                                      7,748,000            8,568,203  (j)
                                                                              95,421,821

FEDERAL AGENCIES -- 2.5%

Federal Home Loan
   Mortgage Corp.
4.13%       12/21/12                                      4,060,000            4,219,916
4.88%       02/09/10                                      4,960,000            5,194,052
                                                                               9,413,968

AGENCY MORTGAGE BACKED -- 34.2%

Federal Home Loan
   Mortgage Corp.
4.50%       06/01/33 - 02/01/35                             586,271              565,413  (h)
5.00%       07/01/35 - 10/01/35                           1,320,380            1,308,653  (h)
5.50%       05/01/20 - 05/01/36                           3,241,766            3,270,417  (h)
6.00%       04/01/17 - 06/01/37                           3,038,434            3,123,209  (h)
6.50%       01/01/27 - 08/01/36                           1,687,701            1,756,801  (h)
7.00%       10/01/16 - 08/01/36                             369,891              389,685  (h)
7.50%       11/01/09 - 09/01/33                              51,838               54,933  (h)
8.00%       11/01/30                                         53,916               58,514  (h)
8.50%       04/01/30 - 05/01/30                              77,780               86,331  (h)
9.00%       12/01/16                                          4,140                4,535  (h)
9.50%       04/01/21                                            367                  406  (h)
6.00%       TBA                                           1,140,000            1,168,856  (c)
Federal National
   Mortgage Assoc.
4.00%       05/01/19 - 06/01/19                             545,463              532,512  (h)
4.50%       05/01/18 - 02/01/35                           2,848,269            2,806,190  (h)
5.00%       07/01/20 - 08/01/35                           2,135,390            2,121,207  (h)
5.00%       07/01/35                                      1,156,015            1,173,969(h,i)
5.10%       08/01/35                                        760,579              777,078(h,i)
5.26%       04/01/37                                        377,586              384,942  (i)
5.44%       04/01/37                                         27,594               28,534  (i)
5.50%       03/01/14 - 04/01/38                           8,684,333            8,791,482  (h)
5.50%       10/01/24                                        103,080              103,746(h,i)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------


5.52%       04/01/37                                     $  325,210         $    333,099  (i)
5.53%       04/01/37                                        145,382              149,060  (i)
5.56%       04/01/37                                        375,666              385,154  (i)
5.59%       04/01/37                                        409,715              420,815  (i)
5.62%       03/01/37 - 06/01/37                             601,591              615,203  (i)
5.66%       05/01/37                                        240,964              247,307
5.68%       04/01/37                                        309,053              317,482  (i)
5.70%       04/01/37                                        594,860              610,833  (i)
5.71%       04/01/37                                        650,669              668,392  (i)
5.84%       06/01/37                                        759,747              779,116  (i)
6.00%       02/01/14 - 03/01/38                          12,523,555           12,844,043  (h)
6.04%       10/01/37                                        534,440              550,734  (i)
6.50%       07/01/17 - 08/01/36                           4,059,338            4,216,385  (h)
7.00%       08/01/13 - 06/01/36                           1,270,499            1,342,375  (h)
7.50%       12/01/09 - 03/01/34                             479,050              510,511  (h)
8.00%       12/01/12 - 11/01/33                             221,848              240,063  (h)
8.50%       05/01/31                                         12,905               14,217  (h)
9.00%       06/01/09 - 12/01/22                              39,670               42,471  (h)
5.00%       TBA                                          18,396,000           18,258,463  (c)
5.50%       TBA                                          30,758,000           31,003,018  (c)
6.00%       TBA                                          12,565,000           12,886,885  (c)
6.50%       TBA                                           2,745,000            2,842,791  (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34                           1,020,745              995,442  (h)
5.00%       08/15/33                                        187,918              188,544  (h)
6.00%       04/15/27 - 09/15/36                             913,684              945,943  (h)
6.50%       04/15/19 - 09/15/36                             850,183              886,345  (h)
7.00%       03/15/12 - 10/15/36                             451,208              474,107  (h)
7.50%       01/15/23 - 10/15/33                             106,523              114,141  (h)
8.00%       02/15/30 - 09/15/30                               2,352                2,572  (h)
8.50%       10/15/17                                         16,997               18,572  (h)
9.00%       11/15/16 - 12/15/21                              98,481              106,078  (h)
5.50%       TBA                                           4,435,000            4,516,961  (c)
                                                                             126,034,535

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%

Collateralized Mortgage
   Obligation Trust (Class B)
2.40%       11/01/18                                          1,783                1,676(d,f,h)
Federal Home Loan Mortgage
4.96%       08/01/35                                      1,521,589            1,179,748(d,f)
Federal Home Loan
   Mortgage Corp.
4.50%       04/15/13 - 03/15/19                           1,047,082               80,198(d,g,h)
5.00%       03/15/11 - 12/01/34                           7,564,380            1,517,022(d,g,h)
5.50%       04/15/17 - 06/15/33                             716,766              119,575(d,g,h)
5.50%       04/15/26                                        207,266              213,042
6.76%       12/15/33                                        231,580              215,818(h,i)
7.50%       01/15/16                                         51,647               53,828  (h)
7.50%       07/15/27                                         20,617                4,512(d,g,h)
8.00%       04/15/20                                            627                  661  (h)
8.00%       02/01/23 - 07/01/24                              19,362                4,799(d,g,h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                            AMOUNT                 VALUE
----------------------------------------------------------------------------------------------

9.68%       06/15/33                                    $   621,518          $   674,523(h,i)
11.64%      11/15/37                                        816,873              638,081(d,f)
44.12%      09/25/43                                      2,332,719               14,568(d,g,h)
Federal Home Loan
   Mortgage STRIPS
4.98%       08/01/27                                          4,485                3,778(d,f,h)
Federal National Mortgage Assoc.
3.85%       05/25/37                                         19,790                1,899(d,g,h,i)
4.00%       02/25/28                                         23,640               23,578  (h)
4.40%       10/25/29                                        551,089               48,736(d,g,h,i)
4.50%       05/25/18                                        213,658               14,756(d,g,h)
4.75%       11/25/14                                        100,615                4,139(d,g,h)
4.90%       05/25/18                                        742,339               82,469(d,g,h,i)
5.00%       08/25/17 - 02/25/32                             243,048               21,843(d,g,h)
5.00%       09/25/42                                      1,393,430              183,323(d,g,h,i)
5.00%       10/25/35                                        241,000              210,465
5.10%       08/25/16                                        309,837               20,630(d,g,h,i)
5.50%       03/25/29 - 01/25/33                           1,307,975            1,316,292
8.00%       07/25/14                                         68,801               69,470  (h)
36.54%      12/25/42                                        534,373               16,699(d,g,h)
Federal National Mortgage
   Assoc. (Class 1)
4.50%       09/01/35 - 01/01/36                           2,663,507              590,455(d,g)
4.90%       07/01/34                                      1,009,937              770,780(d,f)
5.29%       11/01/34                                        256,162              203,287(d,f,h)
Federal National Mortgage
   Assoc. (Class 2)
5.00%       09/01/33                                        845,137              194,196(d,g)
5.50%       12/01/33                                        218,557               46,678(d,g,h)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13                                        182,424                4,218(d,g,h)
5.00%       10/25/22                                        240,749               32,034(d,g,h)
10.89%      03/25/31                                        492,869              531,284(h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
3.52%       12/25/22                                          1,345                1,205(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class J)
1080.91%    03/25/22                                              6                   19(d,g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%    05/25/22                                             24                  497(d,g,h)
Federal National Mortgage
   Assoc. STRIPS (Class 1)
5.02%       10/01/36                                      4,785,415            3,685,974(d,f)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%       08/01/34                                      6,042,731            1,471,971(d,g,h)
7.50%       11/01/23                                        109,373               32,572(d,g,h)
8.00%       08/01/23 - 07/01/24                              41,640               10,198(d,g,h)
8.50%       03/01/17 - 07/25/22                               4,213                  929(d,g,h)
9.00%       05/25/22                                          1,385                  360(d,g,h)
                                                                              14,312,785

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------


ASSET BACKED -- 7.2%

Accredited Mortgage Loan
   Trust (Class A)
2.90%       07/25/34                                     $   63,773          $    40,025(h,i)
BA Credit Card Trust
2.82%       08/15/12                                      2,000,000            1,971,406(h,i)
Bear Stearns Asset Backed
   Securities Trust (Class A)
2.97%       01/25/34                                         52,644               47,275(h,i)
Capital Auto Receivables Asset
   Trust (Class A)
4.10%       01/15/10                                        895,000              886,050(b,d,i)
Capital One Auto Finance Trust
2.82%       04/15/12                                      1,500,000            1,385,979(h,i,p)
Capital One Master Trust (Class C)
6.70%       06/15/11                                        304,000              307,408(b,h,p)
Capital One Multi-Asset Execution
   Trust (Class A)
2.85%       03/16/15                                        270,000              258,709(h,i)
Carmax Auto Owner Trust
4.35%       03/15/10                                        249,611              250,509  (h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
3.10%       03/25/32                                         36,872               33,968(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10                                        339,000              339,065(h,p)
Countrywide Asset-Backed
   Certificates (Class A)
2.87%       05/25/36                                          1,413                1,410(h,i)
3.16%       08/25/32                                          8,598                7,798(h,i)
Discover Card Master Trust I
   (Class A)
2.85%       04/17/12                                      4,000,000            3,948,277(h,i)
Fleet Home Equity Loan Trust
   (Class A)
2.79%       01/20/33                                        144,567              120,618(h,i)
GSAA Trust
2.66%       10/25/36                                      1,754,124            1,557,757(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                                        293,073              294,182  (h)
Indymac Residential Asset
   Backed Trust (Class M)
4.60%       04/25/37                                        133,000               17,574(h,i,p)
JP Morgan Mortgage
   Acquisition Corp.
2.75%       03/01/37                                      1,500,000            1,230,000(h,i,p)
Mid-State Trust
7.54%       07/01/35                                          5,383                5,597(h,p)
Option One Mortgage Loan Trust
2.73%       07/25/37                                      2,500,000            2,075,152(h,i,p)
Peco Energy Transition Trust
6.52%       12/31/10                                        238,000              254,265  (h)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                            AMOUNT                 VALUE
----------------------------------------------------------------------------------------------
Residential Asset Mortgage
   Products, Inc.
2.84%       03/25/34                                      $   6,282            $   6,046(h,i)
3.26%       12/25/33                                          7,380                7,372(h,i)
Residential Asset Securities Corp.
3.10%       07/25/32                                         14,977               13,625(h,i)
Residential Asset Securities Corp.
   (Class A)
3.18%       06/25/33                                         14,282               12,464(h,i)
4.16%       07/25/30                                         52,184               52,109  (h)
SLM Student Loan Trust (Class A)
2.85%       06/15/18                                        194,134              191,230(h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
3.00%       06/15/10                                      4,000,000            3,987,388(h,i)
Swift Master Auto Receivables
   Trust (Class A)
2.92%       06/15/12                                      1,500,000            1,402,500  (i)
Triad Auto Receivables Owner
   Trust (Class A)
3.00%       02/12/14                                      1,000,000              932,058(h,i)
Wachovia Asset Securitization Inc.
   (Class A)
2.82%       06/25/34                                        115,551              106,448(h,i)
Washington Mutual Master
   Note Trust
2.85%       05/15/14                                      5,000,000            4,556,100(b,h,i)
Wells Fargo Home Equity Trust
3.97%       05/25/34                                        100,841               97,066  (h)
                                                                              26,397,430

CORPORATE NOTES -- 13.4%

Abbey National PLC
7.95%       10/26/29                                        239,000              264,183  (h)
AES Ironwood LLC
8.86%       11/30/25                                        685,146              743,383  (h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                                        665,000              680,484  (h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                                        289,000              272,768  (h)
American International Group, Inc.
5.85%       01/16/18                                        436,000              422,286  (h)
American Railcar Industries, Inc.
7.50%       03/01/14                                        100,000               88,000  (h)
Amgen, Inc.
5.85%       06/01/17                                        390,000              390,455  (h)
Archer-Daniels-Midland Co.
6.45%       01/15/38                                        438,000              441,043  (h)
Arizona Public Service Co.
6.25%       08/01/16                                        290,000              279,374  (h)
BAC Capital Trust VI
5.63%       03/08/35                                        376,000              313,865  (h)

----------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                            AMOUNT                 VALUE
----------------------------------------------------------------------------------------------

Banco Mercantil del Norte S.A.
6.14%       10/13/16                                       $200,000         $    196,141(b,h)
Banco Santander Chile
5.38%       12/09/14                                        333,000              324,718(b,h)
Bank of America Corp.
8.00%       12/29/49                                        446,000              446,535  (h)
Bear Stearns Companies Inc.
5.85%       07/19/10                                        270,000              260,550  (h)
6.95%       08/10/12                                        970,000              970,478  (h)
BellSouth Corp.
4.20%       09/15/09                                        600,000              605,287  (h)
6.55%       06/15/34                                        356,000              345,313  (h)
Bertin LTDA
10.25%      10/05/16                                        165,000              167,887(b,h)
Bristol-Myers Squibb Co.
5.88%       11/15/36                                        250,000              240,263  (h)
British Telecommunications PLC
8.63%       12/15/10                                        115,000              125,802  (h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                                         81,000               80,826(b,h)
Capital One Bank
6.50%       06/13/13                                        139,000              139,206  (h)
Cargill Inc.
5.20%       01/22/13                                        645,000              650,672(b,h)
6.00%       11/27/17                                        750,000              756,488(b,h)
Carolina Power & Light Co.
5.15%       04/01/15                                        179,000              182,259  (h)
5.70%       04/01/35                                         92,000               87,590  (h)
6.13%       09/15/33                                        166,000              167,320  (h)
Chubb Corp.
6.00%       05/11/37                                        320,000              287,857  (h)
Citigroup Capital
8.30%       12/21/57                                        146,000              143,665  (h)
Citigroup, Inc.
5.13%       02/14/11                                        490,000              492,067  (h)
Clarendon Alumina Production Ltd.
8.50%       11/16/21                                        385,000              388,850(b,h)
COX Communications, Inc.
7.13%       10/01/12                                        390,000              412,370  (h)
7.75%       11/01/10                                        295,000              315,356  (h)
Credit Suisse
6.00%       02/15/18                                        507,000              505,768  (h)
CSX Transportation, Inc.
9.75%       06/15/20                                        146,000              175,463  (h)
CVS Caremark Corp.
5.75%       06/01/17                                        632,000              639,479
Daimler Finance North America LLC
4.05%       06/04/08                                        250,000              250,092  (h)
Diageo Capital PLC
5.20%       01/30/13                                        286,000              294,992  (h)
Dominion Resources, Inc. (Series B)
6.30%       09/30/66                                      1,145,000            1,030,476  (h)
Dover Corp.
6.50%       02/15/11                                        225,000              240,654  (h)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

DP World Ltd.
6.85%       07/02/37                                       $300,000         $    249,467(b,h)
Duke Energy Carolinas LLC
5.38%       01/01/09                                        125,000              126,676  (h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                                        255,000              254,896  (h)
El Paso Electric Co.
6.00%       05/15/35                                        205,000              182,586  (h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                                        103,000              111,755(b,h)
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                                        135,000              133,987  (h)
Globo Comunicacoe e
   Participacoes S.A.
7.25%       04/26/22                                        205,000              199,875(b,h)
Goldman Sachs Group, Inc.
5.95%       01/18/18                                        298,000              294,016  (h)
6.60%       01/15/12                                        905,000              960,314  (h)
6.88%       01/15/11                                        440,000              466,315  (h)
GTE Corp.
7.51%       04/01/09                                        250,000              258,339  (h)
Hewlett-Packard Co.
5.50%       03/01/18                                        453,000              462,278  (h)
Hexion US Finance Corp/Hexion
   Nova Scotia Finance ULC
9.75%       11/15/14                                        655,000              702,487  (h)
HSBC Bank USA NA
4.63%       04/01/14                                        175,000              168,283  (h)
HSBC Capital Funding LP
4.61%       12/31/49                                        368,000              324,365(b,h,p)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                                        162,000              174,118(b,h,p)
HSBC Finance Corp.
6.75%       05/15/11                                        220,000              233,181  (h)
HSBC Holdings PLC
6.50%       05/02/36                                        100,000               95,704  (h)
Hydro Quebec
8.50%       12/01/29                                        180,000              257,077  (h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                                        273,680              304,469(b,h)
ING Capital Funding TR III
8.44%       12/29/49                                        718,000              706,143  (h)
ING Groep N.V.
5.78%       12/29/49                                        450,000              369,951  (h)
Intergen N.V.
9.00%       06/30/17                                        471,000              492,195(b,h)
International Business
   Machines Corp.
4.75%       11/29/12                                        300,000              309,941  (h)
International Steel Group Inc.
6.50%       04/15/14                                        335,000              344,528  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Interoceanica IV Finance Ltd.
4.14%       11/30/18                                       $365,000          $   235,863(b,d,h)
4.43%       11/30/25                                        165,000               76,065(b,d,h)
JBS S.A.
9.38%       02/07/11                                        240,000              239,400
John Deere Capital Corp.
4.50%       04/03/13                                        152,000              152,845
JP Morgan Chase & Co.
7.00%       11/15/09                                        805,000              837,726  (h)
JP Morgan Chase Bank
5.88%       06/13/16                                        135,000              139,805  (h)
Kansas Gas & Electric
5.65%       03/29/21                                        114,045              110,321  (h)
Landsbanki Islands
3.79%       08/25/09                                        300,000              272,013(b,h,i,p)
Lehman Brothers Holdings, Inc.
2.65%       12/23/08                                         79,000               76,803  (i)
3.98%       10/22/08                                        174,000              169,438  (i)
5.63%       01/24/13                                        297,000              286,808  (h)
Lippo Karawaci Finance BV
8.88%       03/09/11                                        500,000              469,307
Lukoil International Finance BV
6.36%       06/07/17                                        165,000              152,831(b,h)
LyondellBasell Industries AF SCA
8.38%       08/15/15                                        763,000              556,990  (b)
Marfrig Overseas Ltd.
9.63%       11/16/16                                        245,000              233,975  (b)
Markel Corp.
7.35%       08/15/34                                        225,000              232,100(h,p)
McDonald's Corp.
5.80%       10/15/17                                        287,000              298,674
6.30%       03/01/38                                        453,000              458,124
Mediacom LLC/Mediacom
   Capital Corp.
9.50%       01/15/13                                        505,000              464,600  (h)
Merck & Company, Inc.
5.75%       11/15/36                                        170,000              171,420  (h)
Metropolitan Life Global Funding I
4.25%       07/30/09                                        460,000              464,704(b,h)
Midamerican Energy Holdings Co.
6.13%       04/01/36                                        245,000              236,801  (h)
Mizuho Financial Group
   Cayman Ltd.
8.38%       12/29/49                                        405,000              402,659  (p)
Morgan Stanley (Series F)
6.63%       04/01/18                                        400,000              403,574
Munich Re America Corp. (Series B)
7.45%       12/15/26                                        235,000              257,698  (h)
NAK Naftogaz Ukrainy
8.13%       09/30/09                                        100,000               96,890
Nakilat Inc.
6.07%       12/31/33                                        100,000               90,871(b,h,p)
6.27%       12/31/33                                        330,000              294,360(b,h,p)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Nelnet, Inc.
5.13%       06/01/10                                       $461,000         $    447,235(h,p)
NGPL PipeCo LLC
7.12%       12/15/17                                        305,000              315,504  (b)
Norfolk Southern Corp.
6.00%       04/30/08                                         55,000               55,088  (h)
8.63%       05/15/10                                        380,000              416,022  (h)
Norfolk Southern Railway Co.
9.75%       06/15/20                                        261,000              346,669  (h)
Northeast Utilities (Series B)
3.30%       06/01/08                                        235,000              234,919  (h)
Northern States Power
6.25%       06/01/36                                        115,000              116,584  (h)
NorthWestern Corp.
5.88%       11/01/14                                        412,000              415,214  (h)
OPTI Canada Inc.
8.25%       12/15/14                                        330,000              326,700
Pacific Bell Telephone Co.
7.13%       03/15/26                                         96,000               98,742  (h)
Pacific Gas & Electric Co.
5.80%       03/01/37                                        250,000              235,156
PanAmSat Corp.
9.00%       08/15/14                                        554,000              558,155  (h)
Pemex Finance Ltd.
9.03%       02/15/11                                        399,000              430,010  (h)
Pemex Project Funding
   Master Trust
6.13%       08/15/08                                         22,000               22,143
7.88%       02/01/09                                        122,000              126,353
Petrobras International Finance Co.
5.88%       03/01/18                                        142,000              137,085
PNC Preferred Funding Trust I
6.52%       12/31/49                                        470,000              338,459(b,p)
Potomac Edison Co.
5.35%       11/15/14                                        178,000              179,666  (h)
Public Service Company
   of Colorado
7.88%       10/01/12                                        405,000              461,658  (h)
Puget Sound Energy, Inc.
3.36%       06/01/08                                        232,000              231,780  (h)
5.48%       06/01/35                                        250,000              209,541  (h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67                                        495,000              439,259  (p)
Rabobank Capital Funding II
5.26%       12/31/49                                        256,000              219,768(b,h,p)
Rabobank Capital Funding Trust
5.25%       12/29/49                                        320,000              265,784(b,h,p)
Rede Empresas de Energia
   Eletrica S.A.
11.13%      04/02/49                                        400,000              363,000  (b)
Rock-Tenn Co.
8.20%       08/15/11                                        715,000              732,875
Royal Bank of Scotland Group PLC
5.00%       10/01/14                                        290,000              272,616  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

RSHB Capital S.A.
6.30%       05/15/17                                       $330,000           $  305,662  (b)
Sabine Pass LNG LP
7.25%       11/30/13                                        425,000              410,125
7.50%       11/30/16                                        650,000              627,250
Security Benefit Life Insurance
8.75%       05/15/16                                        265,000              286,000(b,p)
Sierra Pacific Resources
8.63%       03/15/14                                        355,000              372,772
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                                        295,000              303,851(b,h,p)
Southern Copper Corp.
7.50%       07/27/35                                         69,000               70,648
Sovereign Capital Trust VI
7.91%       06/13/36                                        490,000              398,420(h,p)
Sprint Capital Corp.
7.63%       01/30/11                                        682,000              630,850
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                                        420,000              420,777  (p)
Stewart Enterprises, Inc.
6.25%       02/15/13                                        315,000              294,525  (h)
Telecom Italia Capital S.A.
6.20%       07/18/11                                        708,000              704,529
Telefonica Emisiones SAU
5.86%       02/04/13                                        375,000              378,685
Tesco PLC
5.50%       11/15/17                                        400,000              408,056  (b)
Titan Petrochemicals Group Ltd.
8.50%       03/18/12                                        190,000              136,800  (b)
TNK-BP Finance S.A.
6.63%       03/20/17                                        180,000              155,700  (b)
Transocean, Inc.
6.00%       03/15/18                                        446,000              456,654
Tronox Worldwide LLC
9.50%       12/01/12                                        460,000              393,300  (h)
UBS Preferred Funding Trust I
8.62%       10/29/49                                        270,000              268,514
Valspar Corp.
5.63%       05/01/12                                        255,000              256,414  (p)
Verizon Global Funding Corp.
7.25%       12/01/10                                        429,000              460,280
Verizon Pennsylvania, Inc.
8.35%       12/15/30                                        165,000              190,056  (h)
8.75%       08/15/31                                        250,000              299,843  (h)
VTB Capital S.A.
3.84%       08/01/08                                        320,000              316,400(b,h,i)
Wachovia Corp. (Series K)
7.98%       12/31/49                                        298,000              292,785
Wal-Mart Stores, Inc.
5.80%       02/15/18                                        296,000              308,813
Weatherford International, Inc.
5.95%       06/15/12                                        405,000              424,661  (h)



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Wells Fargo & Co.
5.63%       12/11/17                                    $   145,000         $    148,722  (h)
Wells Fargo Bank NA
5.95%       08/26/36                                        150,000              145,091  (h)
Westar Energy, Inc.
7.13%       08/01/09                                        275,000              286,918  (h)
Westlake Chemical Corp.
6.63%       01/15/16                                        630,000              551,250  (h)
                                                                              49,586,212

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.8%

Banc of America Alternative
   Loan Trust
6.50%       07/25/35                                        240,702              226,847  (h)
Banc of America Commercial
   Mortgage Inc.
5.32%       09/10/47                                        373,000              363,802  (h)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.70%       04/10/17                                        300,000              205,408(h,p)
Banc of America Funding Corp.
5.74%       03/20/36                                        206,374              218,388(h,i,p)
5.82%       02/20/36                                        344,709              332,582(h,p)
Banc of America Mortgage
   Securities Inc. (Class B)
5.38%       01/25/36                                        214,690              168,483(h,i)
5.55%       02/25/36                                        157,766              130,328(h,i)
Bear Stearns Asset Backed
   Securities Trust (Class A)
3.39%       07/25/36                                      3,545,669            3,316,444(h,i)
Bear Stearns Commercial
   Mortgage Securities
5.41%       03/11/39                                        171,604              170,474  (h)
5.48%       10/12/41                                        619,000              606,560  (h)
5.53%       10/12/41                                        619,000              586,631  (h)
6.02%       02/14/31                                        406,498              407,600  (h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.66%       06/11/40                                      1,400,000            1,372,062  (h)
Bear Stearns Commercial Mortgage
   Securities (Class D)
5.99%       09/11/42                                        100,000               59,524(b,h,p)
Countrywide Alternative Loan Trust
5.98%       05/25/36                                         78,283               46,640(h,p)
6.00%       03/25/36 - 08/25/36                             377,781               63,931(h,p)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36                             236,400               63,807(h,p)
Countrywide Asset-Backed
   Certificates
3.42%       11/25/35                                        198,562              181,064(h,i)
Credit Suisse Mortgage
   Capital Certificates
5.47%       09/15/39                                        549,000              539,855  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Credit Suisse Mortgage
   Capital Certificates (Class C)
5.65%       02/25/36                                     $   92,744            $  59,756(h,p)
Crusade Global Trust (Class A)
2.95%       09/18/34                                         44,255               44,196(h,i)
CS First Boston Mortgage
   Securities Corp.
1.40%       03/15/35                                      6,497,920              161,922(b,h,p)
5.25%       08/25/34                                        153,262              148,096  (h)
5.33%       10/25/35                                        191,457              128,315(h,p)
6.13%       04/15/37                                      1,285,560            1,318,909  (h)
6.84%       07/15/37                                      5,455,803              106,869(b,d,h,p)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                                        163,892              164,199  (h)
DLJ Commercial Mortgage
   Corp. (Class A)
7.62%       06/10/33                                        968,623              996,878  (h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                                         50,859               50,725  (h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                                        850,488              850,124  (h)
6.47%       04/15/34                                        202,974              204,912  (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
6.73%       12/10/41                                      7,886,836              127,894(d,h,p)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                                        448,472              445,703  (h)
GS Mortgage Securities Corp II
   (Class A)
5.80%       08/10/45                                      1,480,000            1,486,625  (h)
Impac CMB Trust (Class A)
2.86%       10/25/35                                        435,688              310,865(h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36                                        127,658               82,339(h,p)
Indymac INDA Mortgage
   Loan Trust (Class B)
5.16%       01/25/36                                        127,658              109,392(h,p)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.11%       01/12/39                                      4,262,516              111,101(b,h,p)
6.06%       02/15/51                                      1,050,000              971,798
6.20%       02/12/51                                        150,000               91,402(b,h,p)
6.47%       11/15/35                                        339,248              351,247  (h)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                                        541,450              529,663  (h)
6.23%       03/15/26                                        138,204              139,262  (h)
6.71%       01/18/12                                      7,009,032              145,069(d,h,p)
10.04%      01/15/36                                      2,241,890              114,524(b,d,h,p)
10.43%      10/15/35                                      1,914,766               71,075(b,d,h,p)
11.38%      03/15/36                                      5,986,614              141,233(b,d,h,p)
11.58%      02/15/40                                      6,329,161              113,388(b,d,h,p)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30                                     $  285,400          $   293,273  (h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16                                         65,000               67,148(b,h)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.24%       07/15/40                                        260,000              152,109(h,p)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.22%       09/15/39                                     16,854,479              447,104(d,h,p)
11.38%      12/15/39                                      3,831,661               56,422(b,d,h,p)
MASTR Alternative Loans Trust
5.00%       08/25/18                                        227,181               34,681(d,g,h)
6.50%       08/25/34 - 05/25/35                           1,150,121            1,083,836  (h)
Merrill Lynch Mortgage Trust
   (Class A)
5.61%       05/12/39                                        840,000              836,818  (h)
Merrill Lynch/Countrywide
   Commercial Mortgage Trust
5.42%       08/12/48                                        475,000              417,243
MLCC Mortgage Investors, Inc.
5.37%       02/25/36                                        175,865              146,847  (h)
Morgan Stanley Capital I
5.28%       12/15/43                                        254,000              246,996  (h)
5.33%       12/15/43                                        254,000              247,070  (h)
5.39%       11/12/41                                        694,000              554,385  (h)
5.44%       02/12/44                                      1,000,000              975,566  (b)
5.69%       04/15/49                                      1,900,000            1,870,840
5.71%       07/12/44                                        200,000              196,969  (h)
7.11%       04/15/33                                        390,582              395,148  (h)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44                                        343,000              335,266
Morgan Stanley Dean Witter
   Capital I (Class A)
6.54%       02/15/31                                        113,238              115,900  (h)
Puma Finance Ltd. (Class A)
2.76%       03/25/34                                        195,636              185,171(h,i)
4.63%       10/11/34                                         96,583               93,239(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                                        309,217              211,284(h,p)
6.04%       01/25/36                                         98,397               74,282(h,p)
Residential Funding Mortgage
   Securities I
5.75%       01/25/36                                         97,745               67,033  (h)
5.75%       01/25/36                                        114,362               83,251(h,p)
Structured Asset Securities
   Corp. (Class X)
2.16%       02/25/28                                         41,341                  207
Wachovia Bank Commercial
   Mortgage Trust
5.42%       04/15/47                                      1,800,000            1,756,422  (h)
5.74%       06/15/49                                      1,480,000            1,475,304  (h)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Wachovia Bank Commercial
   Mortgage Trust (Class E)
5.90%       02/15/51                                     $  820,000          $   511,361  (p)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%       08/25/35                                        484,430              426,365(h,i)
5.50%       01/25/36                                        188,990              129,782  (h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                                        429,281              306,699  (h)
                                                                              32,431,932

SOVEREIGN BONDS -- 0.4%

Government of Bahamas
6.63%       05/15/33                                        253,000              295,979(b,h,p)
Government of Canada
7.50%       09/15/29                                        380,000              503,177
Government of Manitoba Canada
4.90%       12/06/16                                        260,000              277,751  (h)
Government of Panama
6.70%       01/26/36                                        260,000              264,550
                                                                               1,341,457

TOTAL BONDS AND NOTES
   (COST $359,552,827)                                                       354,940,140

----------------------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 10.4%
----------------------------------------------------------------------------------------------

ASSET BACKED -- 6.7%

AESOP Funding II LLC (Class A)
2.66%       04/20/10                                      2,000,000            1,862,555(b,i,p)
Chase Issuance Trust (Class A)
2.84%       11/15/11                                      4,000,000            3,948,678  (i)
CNH Wholesale Master Note
   Trust (Class A)
2.93%       06/15/11                                      2,000,000            1,995,237  (i)
Countrywide Asset-Backed
   Certificates
2.71%       06/25/35                                      1,232,058            1,081,583  (i)
3.46%       05/25/33                                          1,890                1,831  (i)
Countrywide Asset-Backed
   Certificates (Class 2)
3.20%       06/25/33                                            555                  507  (i)
Countrywide Asset-Backed
   Certificates (Class A)
3.40%       03/25/33                                         53,774               49,384  (i)
Discover Card Master Trust I
2.83%       04/15/10                                      4,500,000            4,415,623  (i)
Discover Card Master
   Trust I (Class A)
2.84%       05/15/11                                        828,000              823,346  (i)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
3.05%       03/25/35                                     $2,000,000        $   1,533,725(i,p)
Fleet Home Equity Loan Trust
   (Class A)
2.79%       01/20/33                                         57,666               48,113(h,i)
GMAC Mortgage Corp. Loan Trust
2.69%       08/25/35                                      1,000,000              994,816(i,p)
GSAMP Trust
2.71%       05/25/36                                        661,913              595,721(b,i)
2.75%       12/25/35                                        240,892              235,390  (i)
Long Beach Mortgage Loan Trust
2.88%       09/25/35                                        683,761              656,225  (i)
Nissan Auto Lease Trust
2.89%       02/15/13                                      6,170,000            5,998,400  (i)
Option One Mortgage Loan Trust
   (Class A)
3.44%       02/25/33                                        743,088              608,132  (i)
Residential Asset Mortgage
   Products, Inc. (Class A)
3.16%       06/25/32                                          8,374                8,237  (i)
                                                                              24,857,503

CORPORATE NOTES -- 1.2%

Countrywide Financial Corp.
3.24%       09/02/08                                      2,200,000            2,131,323  (i)
Prudential Financial, Inc.
3.02%       06/13/08                                      2,276,000            2,273,524  (i)
                                                                               4,404,847

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%

Banc of America Large Loan Inc.
3.03%       03/15/22                                      3,414,000            3,192,461(b,d,i)
Countrywide Asset-Backed
   Certificates
3.42%       11/25/35                                        198,562              181,064(h,i)
Crusade Global Trust (Class A)
2.95%       09/18/34                                        126,703              126,534(h,i)
Interstar Millennium Trust
   (Class A)
3.05%       03/14/36                                         79,812               76,465  (i)
JP Morgan Alternative Loan Trust
2.66%       08/25/36                                        228,170              226,904  (i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
2.99%       10/15/17                                        517,994              485,036(b,i)
MortgageIT Trust (Class 1)
2.86%       05/25/35                                      1,829,565            1,591,507  (i)
National RMBS Trust
2.65%       03/20/34                                        137,759              123,184  (i)

----------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                             AMOUNT                VALUE
----------------------------------------------------------------------------------------------

Nomura Asset Acceptance Corp.
2.73%       03/25/37                                     $2,846,063         $  2,593,496  (i)
Residential Accredit Loans, Inc.
2.90%       03/25/34                                         69,497               66,338  (i)
Thornburg Mortgage Securities
   Trust (Class A)
3.28%       04/25/43                                         42,290               41,199  (i)
WaMu Mortgage Pass Through
   Certificates
2.94%       01/25/45                                        410,946              319,535  (i)
                                                                               9,023,723

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $40,568,631)                                                         38,286,073

----------------------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.5%
----------------------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.5%

GEI Investment Fund                                                            1,704,088  (l)

OTHER INVESTMENTS PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.0%*

GEI Investment Fund                                                              248,304  (l)

TOTAL OTHER INVESTMENTS
   (COST $2,503,066)                                                           1,952,392


TOTAL INVESTMENTS IN SECURITIES
   (COST $402,624,524)                                                       395,178,605

----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 37.6%**
----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 12.1%

GE Money Market Fund
   Institutional Class
2.08%                                                                         44,548,051(d,o)

U.S. GOVERNMENTS -- 13.6%

Federal Home Loan Bank
   Discount Notes
1.82%       04/15/08                                    $25,000,000           24,982,306  (d)
Federal Home Loan Mortgage
   Corp. Discount Notes
1.75%       04/04/08                                     25,000,000           24,996,354  (d)
                                                                              49,978,660


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.


INCOME FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                                                                                   VALUE
----------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.9%

GE Money Market Fund
   Institutional Class
2.08%                                                                       $ 43,780,666(d,o)

TOTAL SHORT-TERM INVESTMENTS
   (COST $138,307,377)                                                       138,307,377


TOTAL INVESTMENTS
   (COST $540,931,901)                                                       533,485,982


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (44.8)%                                                           (165,009,474)
                                                                            ------------
NET ASSETS -- 100.0%                                                        $368,476,508
                                                                            ============

---------------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------------

The GE Institutional Income Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                              NUMBER              CURRENT            UNREALIZED
                        EXPIRATION              OF               NOTIONAL           APPRECIATION
DESCRIPTION                DATE              CONTRACTS             VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Euro Schatz
  Futures                June 2008             286             $47,359,712            $(344,491)
U.S. Treasury
  Notes 2 Yr.
  Futures                June 2008              11               2,361,219                7,047
U.S. Treasury
  Notes 5 Yr.
  Futures                June 2008             148              16,906,688               51,682
---------------------------------------------------------------------------------------------------



The GE Institutional Income Fund had the following short futures contracts open at March 31, 2008 (unaudited):

                                              NUMBER              CURRENT             UNREALIZED
                           EXPIRATION           OF               NOTIONAL            APPRECIATION
DESCRIPTION                   DATE           CONTRACTS             VALUE            (DEPRECIATION)
---------------------------------------------------------------------------------------------------
U.S. Treasury
  Notes 10 Yr.
  Futures                   June 2008           42             $(4,996,031)           $     705
                                                                                      ---------
                                                                                      $(285,057)
                                                                                      =========


*   Less than 0.1%

** The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the Income Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 5%.

See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Money Market Fund                                                            Q&A
--------------------------------------------------------------------------------

THE MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES JAMES C. GANNON, WILLIAM M. HEALEY, MICHAEL E. MARTINI AND ANDREW A. MASELLI. AS LEAD PORTFOLIO MANAGER FOR THE MONEY MARKET FUND, MR. HEALEY (PICTURED BELOW) HAS OVERSIGHT RESPONSIBILITIES OVER THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 106.


Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Institutional Money Market Fund returned 2.14% for the Investment Class shares and 2.01% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 1.41% and the Fund's Lipper peer group of 394 Money Market Funds returned an average of 2.07% for the same period.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER SIX-MONTH PERIOD ENDED MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps. Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A key strategy for the Fund has been to position the average maturity given our outlook for the Fed's monetary policy. Against the backdrop of aggressive Fed easing, the average portfolio maturity was extended to take advantage of higher rates as the Fed lowered overnight fed funds rate.


PICTURED TO THE RIGHT:
WILLIAM M. HEALEY
[PHOTO 0MITTED]

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2007 - MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,021.44                             1.26
     Service Class                   1,000.00                           1,020.09                             2.53
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.54                             1.26
     Service Class                   1,000.00                           1,022.31                             2.53
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS AND 0.50% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2008 WERE AS
    FOLLOWS: 2.14% FOR INVESTMENT CLASS SHARES AND 2.01% FOR SERVICE CLASS
    SHARES.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         Money Market Fund
                      Investment Class Shares              90 Day T-Bill

03/98                       $10,000.00                      $10,000.00
09/98                        10,269.62                       10,249.27
09/99                        10,775.14                       10,716.75
09/00                        11,423.55                       11,333.81
09/01                        12,007.39                       11,847.15
09/02                        12,238.09                       12,057.78
09/03                        12,383.82                       12,194.58
09/04                        12,507.40                       12,331.08
09/05                        12,798.87                       12,669.26
09/06                        13,382.07                       13,247.79
09/07                        14,084.09                       13,889.35
03/08                        14,385.35                       14,082.53


-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 12/02/97)
-------------------------------------------------------------------------------------------------------
                           SIX          ONE          FIVE            TEN             ENDING VALUE OF A
                         MONTHS        YEAR          YEAR           YEAR            $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Money Market Fund         2.14%        4.80%         3.14%          3.70%                $14,385
-------------------------------------------------------------------------------------------------------
90 Day T-Bill             1.39%        3.72%         3.02%          3.48%                $14,083
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE CLASS SHARES+
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         Money Market Fund
                       Service Class Shares                90 Day T-Bill

09/05                       $10,000.00                      $10,000.00
12/05                        10,088.33                       10,097.41
03/06                        10,188.68                       10,207.46
06/06                        10,306.00                       10,327.99
09/06                        10,429.90                       10,456.64
12/06                        10,561.45                       10,585.35
03/07                        10,686.07                       10,716.30
06/07                        10,817.74                       10,844.12
09/07                        10,951.23                       10,963.03
12/07                        11,077.23                       11,057.86
03/08                        11,171.19                       11,115.51


-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2008
-------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
-------------------------------------------------------------------------------------------------
                                 SIX           ONE           SINCE            ENDING VALUE OF A
                               MONTHS         YEAR         INCEPTION         $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Money Market Fund               2.01%         4.54%          4.53%***              $11,171
-------------------------------------------------------------------------------------------------
90 Day T-Bill                   1.39%         3.72%          4.32%*                $11,116
-------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.



SECTOR ALLOCATION AS OF MARCH 31, 2008
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $21,558
(in thousands) as of March 31, 2008

[Pie chart omitted -- plot points are as follows:]

Certificates of Deposit                                              38.1%
U.S. Governments                                                     27.5%
Repurchase Agreements                                                17.2%
Corporate Notes                                                       8.4%
Commercial Paper                                                      8.1%
Time Deposit                                                          0.7%


FUND YIELD AT MARCH 31, 2008
--------------------------------------------------------------------------------
                                  FUND                   IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                    2.61%++                       2.17%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  2.64%                         2.19%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

**  IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
    FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2008.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN
    OCTOBER 1, 2005 TO MARCH 31, 2008, ON AN ANNUALIZED BASIS. THE PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


MONEY MARKET FUND

Schedule of Investments                                             March 31, 2008 (unaudited)
----------------------------------------------------------------------------------------------
                            MONEY MARKET FUND
----------------------------------------------------------------------------------------------
                                                       PRINCIPAL              AMORTIZED
                                                          AMOUNT                   COST
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.7%+
----------------------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 27.4%

Federal Home Loan Bank.
   Discount Notes
1.50%       04/01/08                                  $  400,000           $    400,000(d)
2.74%       05/21/08                                     680,000                677,431(d)
2.77%       04/25/08                                     640,000                638,822(d)
Federal Home Loan Mortgage
   Discount Notes
2.06%       03/24/09                                     680,000                680,000
2.11%       06/23/08                                     450,000                447,827(d)
2.13%       05/09/08                                   1,200,000              1,197,302(d)
3.93%       06/13/08                                     500,000                496,086(d)
Federal National Mortgage Assoc.
   Discount Notes
2.06%       07/09/08                                     450,000                447,463(d)
2.09%       09/10/08                                     740,000                733,107(d)
2.12%       08/06/08                                     210,000                208,444(d)
                                                                              5,926,482

COMMERCIAL PAPER -- 8.1%

Bank of America Corp.
4.87%       04/15/08                                     750,000                748,581
JP Morgan
4.95%       04/01/08                                   1,000,000              1,000,000
                                                                              1,748,581

REPURCHASE AGREEMENTS -- 17.2%

Barclays Bank
   2.29% dated 03/31/08, to be
   repurchased at $810,052 on
   04/01/08 collateralized by
   $810,780 U.S. Government
   Agency Bond, 0.00%
   maturing 07/10/09                                     810,000                810,000
Deutsche Bank
   2.25% dated 03/31/08, to be
   repurchased at $800,050 on
   04/01/08 collateralized by
   $800,000 U.S. Government
   Agency Bond, 6.50%
   maturing 05/01/37                                     800,000                800,000
Goldman Sachs
   2.25% dated 03/31/08, to be
   repurchased at $2,000,125 on
   04/01/08 collateralized by
   $2,000,837 U.S. Government
   Agency Bond, 5.00%
   maturing 09/16/09                                   2,000,000              2,000,000

----------------------------------------------------------------------------------------------
                                                       PRINCIPAL              AMORTIZED
                                                          AMOUNT                   COST
----------------------------------------------------------------------------------------------

UBS Finance
   1.35% dated 03/31/08, to be
   repurchased at $100,718 on
   04/01/08 collateralized by
   $102,733 U.S. Government
   Agency Bond, 3.38%
   maturing 09/15/09                                  $  100,000          $     100,000
                                                                              3,710,000

CORPORATE NOTES -- 8.3%

Merrill Lynch & Company, Inc.
3.06%       08/22/08                                     750,000                750,000(i)
Morgan Stanley Group Inc.
3.27%       03/02/09                                   1,045,000              1,045,658
                                                                              1,795,658

TIME DEPOSIT -- 0.7%

State Street Corp.
1.75%       04/01/08                                     157,240                157,240(e)

CERTIFICATES OF DEPOSIT -- 38.0%

Bank of Montreal
3.02%       06/06/08                                   1,000,000              1,000,000
Bank Scotland
4.53%       05/05/08                                   1,000,000              1,000,000
BNP Paribas
4.68%       04/28/08                                     780,000                780,000
Canadian Imperial Bank
2.61%       10/22/08                                     460,000                460,000(i)
Citibank
4.68%       04/24/08                                     580,000                580,000
Clayon
2.98%       06/12/08                                     500,000                500,000
Credit Suisse
2.91%       04/14/08                                   1,000,000              1,000,000
Fortis Bank
3.00%       06/04/08                                     770,000                770,000
Rabobank Nederland
4.50%       05/09/08                                     480,000                480,000
4.59%       04/09/08                                     480,000                480,000
Royal Bank of Scotland
3.80%       05/19/08                                     700,000                700,000
Toronto-Dominion
4.70%       05/13/08                                     470,000                470,000
                                                                              8,220,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,557,961)                                                        21,557,961


OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                                                   74,363
                                                                            -----------
NET ASSETS -- 100.0%                                                        $21,632,324
                                                                            ===========


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Notes to Schedules of Investments                     March 31, 2008 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities amounted to $5,449,950 and $24,465,966 or 0.95% and 6.64% of net assets for the GE
    Institutional Strategic Investment Fund and GE Institutional Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding. (h) At March 31, 2008, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(h) At March 31, 2008, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2008.

(j) All or a portion of security out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the GE Institutional Funds, also serves as investment adviser of the GEI Investment Fund (formerly known as the "GEI Short-Term Investment Fund").

(m) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(n) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(o) GEAM, the investment adviser of the GE Institutional Funds, also serves as investment adviser of the GE Funds - GE Money Market Fund.

(p) Illiquid Securities.

(q) Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+   Percentages are based on net assets as of March 31, 2008.

*   Less than 0.1%



Abbreviations:

ADR         American Depository Receipt

GDR         Global Depository Receipt

NVDR        Non-Voting Depository Receipt

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard and Poor's Depository Receipt

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


                                                                                   U.S.
                                                                                 EQUITY
                                                                                   FUND
                                                  -----------------------------------------------------------------------
                                                                                INVESTMENT
                                                                                   CLASS
                                                  -----------------------------------------------------------------------
                                                     3/31/08+    9/30/07    9/30/06    9/30/05      9/30/04    9/30/03
                                                  -----------------------------------------------------------------------
INCEPTION DATE                                           --         --          --          --         --      11/25/97

Net asset value, beginning of period ..............   $14.67      $13.29     $12.07      $11.13      $10.20      $8.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................     0.08        0.21       0.17        0.19        0.13       0.11(b)
   Net realized and unrealized gains
    (losses) on investments .......................    (1.58)       1.96       1.22        0.91        0.91       1.65
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........................    (1.50)       2.17       1.39        1.10        1.04       1.76
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................     0.18        0.21       0.17        0.16        0.11       0.10
   Net realized gains .............................     1.42        0.58         --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................     1.60        0.79       0.17        0.16        0.11       0.10
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....................   $11.57      $14.67     $13.29      $12.07      $11.13     $10.20
=========================================================================================================================
TOTAL RETURN (A) .................................. (11.18)%      16.98%     11.67%       9.89%      10.24%     20.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $520,314    $627,920   $553,358    $381,472    $346,065   $302,846
   Ratios to average net assets:
    Net investment income* ........................    1.19%       1.50%      1.43%       1.65%       1.18%      1.17%
    Expenses* .....................................    0.36%       0.36%      0.37%       0.37%       0.37%      0.38%
    Portfolio turnover rate .......................      57%         58%        56%         42%         29%        27%


                                                                                        U.S.
                                                                                      EQUITY
                                                                                        FUND
                                                 -----------------------------------------------------------------------------
                                                                                     SERVICE
                                                                                       CLASS
                                                 -----------------------------------------------------------------------------
                                                    3/31/08+    9/30/07      9/30/06       9/30/05     9/30/04       9/30/03
                                                 -----------------------------------------------------------------------------
INCEPTION DATE                                          --         --           --            --          --          1/3/01

Net asset value, beginning of period ..........      $14.64      $13.27       $12.05       $11.11       $10.18        $8.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................        0.08        0.17         0.15         0.16         0.10         0.09(b)
   Net realized and unrealized gains
    (losses) on investments ...................       (1.60)       1.96         1.21         0.91         0.92         1.64
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       (1.52)       2.13         1.36         1.07         1.02         1.73
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................        0.14        0.18         0.14         0.13         0.09         0.07
   Net realized gains .........................        1.42        0.58           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................        1.56        0.76         0.14         0.13         0.09         0.07
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................      $11.56      $14.64       $13.27       $12.05       $11.11       $10.18
==============================================================================================================================
TOTAL RETURN (A) ..............................    (11.31)%      16.68%       11.41%        9.63%       10.02%       20.38%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...     $25,885     $34,971      $28,140      $26,171      $24,348      $22,033
   Ratios to average net assets:
    Net investment income* ....................       0.94%       1.25%        1.19%        1.43%        0.93%        0.93%
    Expenses* .................................       0.61%       0.61%        0.62%        0.62%        0.62%        0.63%
    Portfolio turnover rate ...................         57%         58%          56%          42%          29%          27%


                                                                                  S&P 500
                                                                                    INDEX
                                                                                     FUND
                                                    ------------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                     CLASS
                                                    ------------------------------------------------------------------------------
                                                     3/31/08+     9/30/07      9/30/06     9/30/05      9/30/04      9/30/03
                                                    ------------------------------------------------------------------------------
INCEPTION DATE                                          --          --              --         --         --        11/25/97

Net asset value, beginning of period ...........     $14.69       $12.81       $11.80       $10.71       $9.59        $7.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................       0.14         0.24         0.22         0.23        0.17         0.16
   Net realized and unrealized gains
    (losses) on investments ....................      (1.96)        1.84         1.01         1.06        1.13         1.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................      (1.82)        2.08         1.23         1.29        1.30         1.89
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................       0.26         0.20         0.22         0.20        0.18         0.10
   Net realized gains ..........................         --           --           --           --          --           --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................       0.26         0.20         0.22         0.20        0.18         0.10
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................     $12.61       $14.69       $12.81       $11.80      $10.71        $9.59
==================================================================================================================================
TOTAL RETURN (A) ...............................   (12.56)%       16.36%       10.53%       12.08%      13.62%       24.34%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $131,832     $151,025     $111,143     $102,607     $91,628      $81,601
   Ratios to average net assets:
    Net investment income* .....................      2.01%        1.87%        1.82%        1.96%       1.57%        1.63%
    Expenses* ..................................      0.15%        0.15%        0.15%        0.15%       0.15%        0.15%
    Portfolio turnover rate ....................        16%          12%          12%          12%         13%          16%


                                                                     S&P 500
                                                                       INDEX
                                                                        FUND
                                                    ---------------------------------------------
                                                                      SERVICE
                                                                       CLASS
                                                    ---------------------------------------------
                                                       3/31/08+        9/30/07         9/30/06
                                                    ---------------------------------------------
INCEPTION DATE                                            --             --            9/30/05

Net asset value, beginning of period ...........       $14.64          $12.79          $11.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................         0.02            0.25            0.24
   Net realized and unrealized gains
    (losses) on investments ....................        (1.86)           1.79            0.96
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................        (1.84)           2.04            1.20
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................         0.23            0.19            0.21
   Net realized gains ..........................           --              --              --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................         0.23            0.19            0.21
-------------------------------------------------------------------------------------------------
Net asset value, end of period .................       $12.57          $14.64          $12.79
=================================================================================================
TOTAL RETURN (A) ...............................     (12.70)%          15.98%          10.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....         $998          $  936             $47
   Ratios to average net assets:
    Net investment income* .....................        1.77%           1.63%           1.59%
    Expenses* ..................................        0.40%           0.40%           0.40%
    Portfolio turnover rate ....................          16%             12%             12%



                                                                                 CORE VALUE
                                                                                     EQUITY
                                                                                       FUND
                                                     --------------------------------------------------------------------------
                                                                                   INVESTMENT
                                                                                     CLASS
                                                     --------------------------------------------------------------------------
                                                      3/31/08+     9/30/07      9/30/06    9/30/05       9/30/04      9/30/03
                                                     --------------------------------------------------------------------------
INCEPTION DATE                                           --          --              --        --          --         2/2/00

Net asset value, beginning of period .............     $12.43       $11.49       $10.40       $9.51        $8.49        $7.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................       0.08         0.21         0.18        0.23         0.12         0.11
   Net realized and unrealized gains
    (losses) on investments ......................      (1.22)        1.84         1.09        0.86         1.01         1.32
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........................      (1.14)        2.05         1.27        1.09         1.13         1.43
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................       0.14         0.23         0.18        0.20         0.11         0.12
   Net realized gains ............................       0.97         0.88           --          --           --           --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................       1.11         1.11         0.18        0.20         0.11         0.12
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...................     $10.18       $12.43       $11.49      $10.40        $9.51        $8.49
===============================================================================================================================
TOTAL RETURN (A) .................................    (9.89)%       18.94%       12.42%      11.48%       13.38%       20.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......    $98,541     $108,986      $91,030     $86,267     $134,299     $126,580
   Ratios to average net assets:
    Net investment income* .......................      1.33%        1.73%        1.55%       1.88%        1.41%        1.43%
    Expenses* ....................................      0.42%        0.43%        0.44%       0.43%        0.41%        0.42%
    Portfolio turnover rate ......................        48%          43%          52%         36%          45%          35%


                                                                    CORE VALUE
                                                                        EQUITY
                                                                          FUND
                                                      -------------------------------------------
                                                                        SERVICE
                                                                         CLASS
                                                      -------------------------------------------
                                                        3/31/08+        9/30/07         9/30/06
                                                      -------------------------------------------
INCEPTION DATE                                             --             --            9/30/05

Net asset value, beginning of period .............       $12.40          $11.47          $10.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................        (0.01)           0.26            0.15
   Net realized and unrealized gains
    (losses) on investments ......................        (1.13)           1.76            1.10
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........................        (1.14)           2.02            1.25
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................         0.12            0.21            0.18
   Net realized gains ............................         0.97            0.88              --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................         1.09            1.09            0.18
-------------------------------------------------------------------------------------------------
Net asset value, end of period ...................       $10.17          $12.40          $11.47
=================================================================================================
TOTAL RETURN (A) .................................      (9.96)%          18.69%          12.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......          $33             $36             $14
   Ratios to average net assets:
    Net investment income* .......................        1.08%           1.38%           1.32%
    Expenses* ....................................        0.67%           0.68%           0.67%
    Portfolio turnover rate ......................          48%             43%             52%



See Notes to Financial Highlights and Notes to Financial Statements.

                                     74 & 75

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                   SMALL-CAP
                                                                                      EQUITY
                                                                                        FUND
                                                    -------------------------------------------------------------------------
                                                                                   INVESTMENT
                                                                                      CLASS
                                                    -------------------------------------------------------------------------
                                                     3/31/08+     9/30/07      9/30/06    9/30/05      9/30/04     9/30/03
                                                    -------------------------------------------------------------------------
INCEPTION DATE                                          --           --           --         --           --        8/3/98

Net asset value, beginning of period .............    $16.51       $15.41       $14.71      $12.87      $10.99      $10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..........................      0.08         0.10         0.07        0.11        0.03        0.05(b)
  Net realized and unrealized gains (losses)
    on investments ...............................     (1.94)        2.18         0.96        2.54        1.94        0.98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .........................     (1.86)        2.28         1.03        2.65        1.97        1.03
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................      0.08         0.08         0.06        0.09        0.03        0.03
  Net realized gains .............................      1.51         1.10         0.27        0.72        0.06        0.15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................      1.59         1.18         0.33        0.81        0.09        0.18
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...................    $13.06       $16.51       $15.41      $14.71      $12.87      $10.99
=============================================================================================================================
TOTAL RETURN (A) .................................  (12.08)%       15.43%        7.13%      21.11%      17.97%      10.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......  $658,096     $806,577     $632,992    $368,178    $206,327     $98,463
  Ratios to average net assets:
    Net investment income* .......................     0.72%        0.64%        0.53%       0.79%       0.32%       0.50%
    Expenses* ....................................     0.61%        0.61%        0.61%       0.61%       0.62%       0.66%
    Portfolio turnover rate ......................       28%          51%          47%         33%        107%        111%



                                                                     SMALL-CAP
                                                                        EQUITY
                                                                          FUND
                                                    --------------------------------------------
                                                                       SERVICE
                                                                        CLASS
                                                    --------------------------------------------
                                                       3/31/08+        9/30/07         9/30/06
                                                    --------------------------------------------
INCEPTION DATE                                             --             --            9/30/05

Net asset value, beginning of period .............      $16.47          $15.38          $14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..........................          --            0.08            0.05
  Net realized and unrealized gains (losses)
    on investments ...............................       (1.89)           2.16            0.94
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........................       (1.89)           2.24            0.99
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................        0.04            0.05            0.05
  Net realized gains .............................        1.51            1.10            0.27
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................        1.55            1.15            0.32
------------------------------------------------------------------------------------------------
Net asset value, end of period ...................      $13.03          $16.47          $15.38
================================================================================================
TOTAL RETURN (A) .................................     (12.29)%         15.20%           6.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......        $105             $39             $16
  Ratios to average net assets:
    Net investment income* .......................       0.51%           0.37%           0.28%
    Expenses* ....................................       0.86%           0.85%           0.86%
    Portfolio turnover rate ......................         28%             51%             47%


                                                                                   INTERNATIONAL
                                                                                          EQUITY
                                                                                            FUND
                                                  ----------------------------------------------------------------------------------
                                                                                     INVESTMENT
                                                                                        CLASS
                                                  ----------------------------------------------------------------------------------
                                                      3/31/08+     9/30/07       9/30/06     9/30/05       9/30/04       9/30/03
                                                  ----------------------------------------------------------------------------------
INCEPTION DATE                                           --          --            --          --            --         11/25/97

Net asset value, beginning of period ............      $19.96       $15.11        $12.72       $10.22        $8.52         $6.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.18         0.30          0.24         0.19         0.15          0.14(b)
  Net realized and unrealized gains (losses)
    on investments ..............................       (1.25)        4.92          2.33         2.47         1.67          1.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................       (1.07)        5.22          2.57         2.66         1.82          1.71
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................        0.31         0.24          0.18         0.16         0.12          0.12
  Net realized gains ............................        1.26         0.13            --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................        1.57         0.37          0.18         0.16         0.12          0.12
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..................      $17.32       $19.96        $15.11       $12.72       $10.22         $8.52
====================================================================================================================================
TOTAL RETURN (A) ................................     (5.65)%       35.09%        20.39%       26.26%       21.53%        25.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......  $2,287,362   $2,375,946    $1,377,877     $738,984     $511,858      $349,983
  Ratios to average net assets:
    Net investment income* ......................       2.02%        2.00%         2.04%        1.85%        1.73%         1.82%
    Expenses* ...................................       0.56%        0.56%         0.56%        0.57%        0.57%         0.59%
    Portfolio turnover rate .....................         32%          32%           26%          52%          32%           42%


                                                                             INTERNATIONAL
                                                                                    EQUITY
                                                                                      FUND
                                                  ---------------------------------------------------------------------------
                                                                                  SERVICE
                                                                                   CLASS
                                                  ---------------------------------------------------------------------------
                                                    3/31/08+    9/30/07     9/30/06       9/30/05     9/30/04       9/30/03
                                                  ---------------------------------------------------------------------------
INCEPTION DATE                                         --         --          --            --          --          1/3/01

Net asset value, beginning of period ............    $19.88      $15.06      $12.69       $10.19        $8.50        $6.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.05        0.16        0.17         0.16         0.14         0.12(b)
  Net realized and unrealized gains (losses)
    on investments ..............................     (1.14)       5.00        2.35         2.48         1.66         1.57
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS .......................     (1.09)       5.16        2.52         2.64         1.80         1.69
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.28        0.21        0.15         0.14         0.11         0.10
  Net realized gains ............................      1.26        0.13          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................      1.54        0.34        0.15         0.14         0.11         0.10
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..................    $17.25      $19.88      $15.06       $12.69       $10.19        $8.50
=============================================================================================================================
TOTAL RETURN (A) ................................    (5.79)%     34.75%      20.02%       26.05%       21.23%       24.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......   $88,906     $51,244     $16,352       $8,096       $6,032       $4,289
  Ratios to average net assets:
    Net investment income* ......................     2.32%       1.61%       1.68%        1.61%        1.52%        1.56%
    Expenses* ...................................     0.80%       0.81%       0.81%        0.82%        0.82%        0.84%
    Portfolio turnover rate .....................       32%         32%         26%          52%          32%          42%



See Notes to Financial Highlights and Notes to Financial Statements.

                                    76 & 77

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                    PREMIER
                                                                                     GROWTH
                                                                                EQUITY FUND
                                                 --------------------------------------------------------------------------------
                                                                                 INVESTMENT
                                                                                      CLASS
                                                 --------------------------------------------------------------------------------
                                                  3/31/08+     9/30/07      9/30/06        9/30/05       9/30/04       9/30/03
                                                 --------------------------------------------------------------------------------
INCEPTION DATE                                       --          --            --            --             --         10/29/99

Net asset value, beginning of period ...........   $12.46       $10.96       $10.46         $9.59         $9.02         $7.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................     0.04         0.08         0.08          0.10          0.05          0.04(b)
  Net realized and unrealized gains
    (losses) on investments ....................    (1.17)        1.55         0.49          0.86          0.56          1.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    (1.13)        1.63         0.57          0.96          0.61          1.90
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................     0.07         0.08         0.07          0.09          0.04          0.02
  Net realized gains ...........................     1.11         0.05           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     1.18         0.13         0.07          0.09          0.04          0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................   $10.15       $12.46       $10.96        $10.46         $9.59         $9.02
=================================================================================================================================
TOTAL RETURN (A) ...............................  (9.64)%       15.02%        5.47%         9.97%         6.79%        26.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................. $412,763     $411,725     $455,088      $332,148      $335,473      $218,716
  Ratios to average net assets:
     Net investment income* ....................    0.69%        0.58%        0.83%         1.05%         0.60%         0.45%
     Expenses* .................................    0.37%        0.37%        0.37%         0.37%         0.37%         0.39%
     Portfolio turnover rate ...................      26%          29%          31%           31%           20%           20%



                                                                                      PREMIER
                                                                                       GROWTH
                                                                                  EQUITY FUND
                                                 ---------------------------------------------------------------------------------
                                                                                      SERVICE
                                                                                        CLASS
                                                 ---------------------------------------------------------------------------------
                                                  3/31/08+     9/30/07       9/30/06      9/30/05        9/30/04       9/30/03
                                                 ---------------------------------------------------------------------------------
INCEPTION DATE                                       --          --             --            --             --         1/3/01

Net asset value, beginning of period ...........   $12.41       $10.92        $10.42         $9.57         $9.00         $7.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................     0.38         0.04          0.06          0.09          0.01          0.02(b)
  Net realized and unrealized gains
    (losses) on investments ....................    (1.58)        1.55          0.49          0.83          0.58          1.86
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    (1.20)        1.59          0.55          0.92          0.59          1.88
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................       --         0.05          0.05          0.07          0.02            --
  Net realized gains ...........................     1.11         0.05            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     1.11         0.10          0.05          0.07          0.02            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................   $10.10       $12.41        $10.92        $10.42         $9.57         $9.00
==================================================================================================================================
TOTAL RETURN (A) ............................... (10.24)%       14.71%         5.24%         9.63%         6.58%        26.46%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) .............................   $4,629     $135,856      $130,673      $123,773      $109,063       $12,501
  Ratios to average net assets:
     Net investment income* ....................    0.21%        0.33%         0.57%         0.77%         0.36%         0.20%
     Expenses* .................................    0.62%        0.62%         0.62%         0.62%         0.61%         0.64%
     Portfolio turnover rate ...................      26%          29%           31%           31%           20%           20%


                                                                                    STRATEGIC
                                                                                   INVESTMENT
                                                                                         FUND
                                                ------------------------------------------------------------------------------------
                                                                                    INVESTMENT
                                                                                         CLASS
                                                ------------------------------------------------------------------------------------
                                                  3/31/08+      9/30/07       9/30/06      9/30/05        9/30/04       9/30/03
                                                ------------------------------------------------------------------------------------
INCEPTION DATE                                       --            --            --           --             --         10/29/99

Net asset value, beginning of period .........     $13.45        $11.77        $11.14        $10.46         $9.78         $8.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ......................       0.12          0.27          0.22          0.19          0.13          0.16(b)
  Net realized and unrealized gains
    (losses) on investments ..................      (0.98)         1.93          0.90          0.78          0.66          1.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................      (0.86)         2.20          1.12          0.97          0.79          1.45
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......................       0.25          0.24          0.19          0.15          0.11          0.17
  Net realized gains .........................       0.52          0.28          0.30          0.14            --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................       0.77          0.52          0.49          0.29          0.11          0.17
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............     $11.82        $13.45        $11.77        $11.14        $10.46         $9.78
====================================================================================================================================
TOTAL RETURN (A) .............................    (6.66)%        19.24%        10.38%         9.33%         8.12%        17.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ...........................   $575,049      $547,835      $349,564      $172,146      $112,960       $64,263
  Ratios to average net assets:
     Net investment income* ..................      2.19%         2.43%         2.33%         2.03%         1.57%         1.70%
     Expenses* ...............................      0.36%         0.36%         0.37%         0.38%         0.39%         0.43%
     Portfolio turnover rate .................       166%          158%          143%          131%          158%          145%



                                                                STRATEGIC
                                                                INVESTMENT
                                                                      FUND
                                                 -------------------------------------------
                                                                   SERVICE
                                                                     CLASS
                                                 -------------------------------------------
                                                   3/31/08+        9/30/07         9/30/06
                                                 -------------------------------------------
INCEPTION DATE                                         --             --            9/30/05

Net asset value, beginning of period .........      $13.42          $11.74          $11.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ......................       (0.08)           0.27            0.23
  Net realized and unrealized gains
    (losses) on investments ..................       (0.79)           1.90            0.85
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................       (0.87)           2.17            1.08
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......................        0.24            0.21            0.18
  Net realized gains .........................        0.52            0.28            0.30
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................        0.76            0.49            0.48
--------------------------------------------------------------------------------------------
Net asset value, end of period ...............      $11.79          $13.42          $11.74
============================================================================================
TOTAL RETURN (A) .............................      (6.80)%         19.01%          10.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ...........................         $47             $55             $11
  Ratios to average net assets:
     Net investment income* ..................       1.86%           2.21%           1.95%
     Expenses* ...............................       0.61%           0.61%           0.61%
     Portfolio turnover rate .................        166%            158%            143%


                                                                                    INCOME
                                                                                      FUND
                                                  -----------------------------------------------------------------------------
                                                                                INVESTMENT
                                                                                     CLASS
                                                  -----------------------------------------------------------------------------
                                                  3/31/08+     9/30/07      9/30/06     9/30/05       9/30/04       9/30/03
                                                  -----------------------------------------------------------------------------
INCEPTION DATE                                       --           --           --          --            --        11/21/97

Net asset value, beginning of period ..........    $9.29        $9.35        $9.50        $9.87       $10.08        $10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................     0.23         0.51         0.49         0.42         0.38          0.40
  Net realized and unrealized gains
    (losses) on investments ...................     0.16        (0.06)       (0.15)       (0.16)       (0.05)         0.12
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     0.39         0.45         0.34         0.26         0.33          0.52
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.23         0.51         0.49         0.42         0.38          0.42
  Net realized gains ..........................       --           --           --         0.21         0.16          0.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.23         0.51         0.49         0.63         0.54          0.57
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................    $9.45        $9.29        $9.35        $9.50        $9.87        $10.08
===============================================================================================================================
TOTAL RETURN (A) ..............................    4.28%        4.95%        3.75%        2.72%        3.38%         5.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................ $368,166     $344,261     $294,484     $238,846     $222,114      $223,733
  Ratios to average net assets:
     Net investment income* ...................    4.92%        5.49%        5.33%        4.35%        3.87%         3.96%
     Expenses* ................................    0.22%        0.23%        0.24%        0.24%        0.24%         0.24%
     Portfolio turnover rate ..................     459%         421%         341%         298%         369%          354%


                                                                  INCOME
                                                                    FUND
                                                --------------------------------------------
                                                                  SERVICE
                                                                    CLASS
                                                --------------------------------------------
                                                  3/31/08+        9/30/07         9/30/06
                                                --------------------------------------------
INCEPTION DATE                                       --             --            9/30/05

Net asset value, beginning of period ..........    $9.30           $9.35           $9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................     0.21            0.49            0.47
  Net realized and unrealized gains
    (losses) on investments ...................     0.36           (0.05)          (0.15)
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     0.57            0.44            0.32
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.22            0.49            0.47
  Net realized gains ..........................       --              --              --
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.22            0.49            0.47
-------------------------------------------------------------------------------------------
Net asset value, end of period ................    $9.65           $9.30           $9.35
===========================================================================================
TOTAL RETURN (A) ..............................    6.18%           4.80%           3.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................     $314             $17           $  11
  Ratios to average net assets:
     Net investment income* ...................    3.94%           5.25%           5.10%
     Expenses* ................................    0.44%           0.48%           0.49%
     Portfolio turnover rate ..................     459%            421%            341%



See Notes to Financial Highlights and Notes to Financial Statements.

                                     78 & 79

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                MONEY MARKET
                                                                                    FUND
                                                -----------------------------------------------------------------------------
                                                                                 INVESTMENT
                                                                                    CLASS
                                                -----------------------------------------------------------------------------
                                                    3/31/08+    9/30/07      9/30/06     9/30/05       9/30/04      9/30/03
                                                -----------------------------------------------------------------------------
INCEPTION DATE                                         --         --           --          --            --         12/2/97

Net asset value, beginning of period ...........     $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.02        0.05         0.04         0.02         0.01         0.01
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ........      0.02        0.05         0.04         0.02         0.01         0.01
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      0.02        0.05         0.04         0.02         0.01         0.01
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      0.02        0.05         0.04         0.02         0.01         0.01
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................     $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
=============================================================================================================================
TOTAL RETURN (A) ...............................     2.14%       5.25%        4.56%        2.33%        1.00%        1.19%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....   $21,621     $26,952      $24,409      $11,592      $63,972      $83,194
  Ratios to average net assets:
    Net investment income* .....................     4.32%       5.12%        4.62%        2.04%        0.99%        1.19%
    Expenses* ..................................     0.25%       0.24%        0.25%        0.26%        0.21%        0.18%


                                                                  MONEY MARKET
                                                                       FUND
                                                    --------------------------------------------
                                                                     SERVICE
                                                                       CLASS
                                                    --------------------------------------------
                                                      3/31/08+        9/30/07         9/30/06
                                                    --------------------------------------------
INCEPTION DATE                                           --             --            9/30/05

Net asset value, beginning of period ...........       $1.00           $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................        0.02            0.05            0.04
------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ........        0.02            0.05            0.04
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................        0.02            0.05            0.04
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.02            0.05            0.04
------------------------------------------------------------------------------------------------
Net asset value, end of period .................       $1.00           $1.00           $1.00
================================================================================================
TOTAL RETURN (A) ...............................       2.01%           5.00%           4.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....         $11             $11             $10
  Ratios to average net assets:
    Net investment income* .....................       3.98%           4.89%           4.25%
    Expenses* ..................................       0.50%           0.48%           0.50%



See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b) Net investment income per share is based on average shares outstanding during the period.
*    Annualized for periods less than one year.
+    Unaudited.


See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets
and Liabilities MARCH 31, 2008 (UNAUDITED)

                                                                                          U.S.                   S&P 500
                                                                                        EQUITY                     INDEX
                                                                                          FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $547,809,645; $117,624,244;
      $93,031,381; $679,715,585; $1,987,064,273; $396,402,028; $506,647,907;
      $400,121,458 and $0 respectively) ..........................................  $541,238,131            $126,553,070
   Investments in affiliated securities, at market (cost $184,243;
      $3,861,413; $49,468; $184,911; $517,123; $354,792;
      $2,177,489; $2,503,066; and $0, respectively) ..............................       143,710               4,250,674
   Short-term Investments (at amortized cost) ....................................            --                 144,087
   Short-term affiliated investments (at amortized cost) .........................     4,197,924               1,009,837
   Repurchase Agreement ..........................................................            --                      --
   Cash ..........................................................................            --                      --
   Foreign currency (cost $0; $0; $0; $0; $2,328,065; $0;
      $211,389; $38,406  and $0, respectively) ...................................            --                      --
   Receivable for investments sold ...............................................     4,772,706                 844,028
   Income receivables ............................................................       649,999                 188,265
   Receivable for fund shares sold ...............................................       148,380                  28,310
   Variation margin receivable ...................................................            --                   7,090
   Other Assets ..................................................................            --                      --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..............................................................   551,150,850             133,025,361
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..........................................           117                       9
   Foreign currency overdraft (cost $(2,586); $0; $(216); $0; $0; $0;
      $0; $0  and $0, respectively) ..............................................         2,557                      --
   Payable upon return of securities loaned ......................................            --                      --
   Payable for investments purchased .............................................     4,013,597                  85,228
   Payable for fund shares redeemed ..............................................       742,720                  87,679
   Payable to GEAM ...............................................................       168,628                  11,525
   Accrued other expenses ........................................................        19,873                  10,492
   Variation margin payable ......................................................         5,100                      --
   Payable to custodian ..........................................................            --                      --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................................     4,952,592                 194,933
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................  $546,198,258            $132,830,428
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................................................   554,698,435             134,057,926
   Undistributed (distribution in excess of)
      net investment income ......................................................     1,754,874                 696,012
   Accumulated net realized gain (loss) ..........................................    (3,652,164)            (11,254,528)
   Net unrealized appreciation/(depreciation) on:
      Investments ................................................................    (6,612,047)              9,318,087
      Futures ....................................................................         9,131                  12,931
      Foreign currency related transaction .......................................            29                      --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................  $546,198,258            $132,830,428
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ....................................................................   520,313,517             131,832,380
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...............................................    44,957,280              10,455,858
   Net asset value, offering and redemption price per share ......................         11.57                   12.61
SERVICE CLASS:
   Net assets ....................................................................    25,884,741                 998,048
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...............................................     2,238,656                  79,379
   Net asset value, offering and redemption price per share ......................         11.56                   12.57



Statements of Assets
and Liabilities MARCH 31, 2008 (UNAUDITED)

                                                                                     CORE VALUE                SMALL-CAP
                                                                                         EQUITY                   EQUITY
                                                                                           FUND                     FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $547,809,645; $117,624,244;
      $93,031,381; $679,715,585; $1,987,064,273; $396,402,028; $506,647,907;
      $400,121,458 and $0 respectively) ..........................................   $96,817,545             $644,390,283
   Investments in affiliated securities, at market (cost $184,243;
      $3,861,413; $49,468; $184,911; $517,123; $354,792;
      $2,177,489; $2,503,066; and $0, respectively) ..............................        38,585                  144,230
   Short-term Investments (at amortized cost) ....................................            --                       --
   Short-term affiliated investments (at amortized cost) .........................     1,410,584                4,212,533
   Repurchase Agreement ..........................................................            --                       --
   Cash ..........................................................................            --                   85,550
   Foreign currency (cost $0; $0; $0; $0; $2,328,065; $0;
      $211,389; $38,406  and $0, respectively) ...................................            --                       --
   Receivable for investments sold ...............................................     1,171,755                2,935,916
   Income receivables ............................................................       140,823                  736,040
   Receivable for fund shares sold ...............................................        11,830                6,350,596
   Variation margin receivable ...................................................         2,550                       --
   Other Assets ..................................................................            --                       --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..............................................................    99,593,672              658,855,148
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..........................................            --                       --
   Foreign currency overdraft (cost $(2,586); $0; $(216); $0; $0; $0;
      $0; $0  and $0, respectively) ..............................................           215                       --
   Payable upon return of securities loaned ......................................            --                       --
   Payable for investments purchased .............................................       980,271                  291,918
   Payable for fund shares redeemed ..............................................            --                       --
   Payable to GEAM ...............................................................        35,553                  157,922
   Accrued other expenses ........................................................         3,441                  203,532
   Variation margin payable ......................................................            --                       --
   Payable to custodian ..........................................................            --                       --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................................     1,019,480                  653,372
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................   $98,574,192             $658,201,776
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................................................    93,440,871              705,805,163
   Undistributed (distribution in excess of)
      net investment income ......................................................       335,061                1,765,326
   Accumulated net realized gain (loss) ..........................................     1,007,219              (14,841,736)
   Net unrealized appreciation/(depreciation) on:
      Investments ................................................................     3,775,281              (34,526,977)
      Futures ....................................................................        15,760                       --
      Foreign currency related transaction .......................................            --                       --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................................   $98,574,192             $658,201,776
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ....................................................................    98,541,227              658,096,376
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...............................................     9,678,371               50,404,873
   Net asset value, offering and redemption price per share ......................         10.18                    13.06
SERVICE CLASS:
   Net assets ....................................................................        32,965                  105,400
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...............................................         3,242                    8,087
   Net asset value, offering and redemption price per share ......................         10.17                    13.03


Statements of Assets
and Liabilities MARCH 31, 2008 (UNAUDITED)

                                                                                   INTERNATIONAL                     PREMIER
                                                                                          EQUITY                      GROWTH
                                                                                            FUND                 EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $547,809,645; $117,624,244;
      $93,031,381; $679,715,585; $1,987,064,273; $396,402,028; $506,647,907;
      $400,121,458 and $0 respectively) ......................................     $2,310,626,920                $401,712,939
   Investments in affiliated securities, at market (cost $184,243;
      $3,861,413; $49,468; $184,911; $517,123; $354,792;
      $2,177,489; $2,503,066; and $0, respectively) ..........................            403,356                     276,738
   Short-term Investments (at amortized cost) ................................                 --                          --
   Short-term affiliated investments (at amortized cost) .....................         24,017,573                  13,470,638
   Repurchase Agreement ......................................................                 --                          --
   Cash ......................................................................                 --                          --
   Foreign currency (cost $0; $0; $0; $0; $2,328,065; $0;
      $211,389; $38,406  and $0, respectively) ...............................          2,322,781                          --
   Receivable for investments sold ...........................................          1,191,548                     927,522
   Income receivables ........................................................         19,662,344                     199,102
   Receivable for fund shares sold ...........................................         19,159,971                   2,235,042
   Variation margin receivable ...............................................            113,912                      20,655
   Other Assets ..............................................................          2,954,656                          --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..........................................................      2,380,453,061                 418,842,636
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................................                 --                          --
   Foreign currency overdraft (cost $(2,586); $0; $(216); $0; $0; $0;
      $0; $0  and $0, respectively) ..........................................                 --                          --
   Payable upon return of securities loaned ..................................                 --                          --
   Payable for investments purchased .........................................          1,701,561                     365,888
   Payable for fund shares redeemed ..........................................          1,312,261                     938,496
   Payable to GEAM ...........................................................          1,088,068                     128,449
   Accrued other expenses ....................................................             83,768                      17,893
   Variation margin payable ..................................................                 --                          --
   Payable to custodian ......................................................                 --                          --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................................          4,185,658                   1,450,726
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................     $2,376,267,403                $417,391,910
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................................      1,940,650,978                 399,155,787
   Undistributed (distribution in excess of)
      net investment income ..................................................         21,086,662                     727,975
   Accumulated net realized gain (loss) ......................................         90,982,421                  12,166,570
   Net unrealized appreciation/(depreciation) on:
      Investments ............................................................        323,448,880                   5,232,857
      Futures ................................................................              4,932                     108,721
      Foreign currency related transaction ...................................             93,530                          --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................     $2,376,267,403                $417,391,910
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ................................................................      2,287,361,634                 412,763,074
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...........................................        132,094,095                  40,662,684
   Net asset value, offering and redemption price per share ..................              17.32                       10.15
SERVICE CLASS:
   Net assets ................................................................         88,905,769                   4,628,836
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...........................................          5,153,101                     458,334
   Net asset value, offering and redemption price per share ..................              17.25                       10.10



Statements of Assets
and Liabilities MARCH 31, 2008 (UNAUDITED)

                                                                                   STRATEGIC                                MONEY
                                                                                  INVESTMENT              INCOME           MARKET
                                                                                        FUND                FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $547,809,645; $117,624,244;
      $93,031,381; $679,715,585; $1,987,064,273; $396,402,028; $506,647,907;
      $400,121,458 and $0 respectively) ......................................   $513,607,088       $393,226,214       $        --
   Investments in affiliated securities, at market (cost $184,243;
      $3,861,413; $49,468; $184,911; $517,123; $354,792;
      $2,177,489; $2,503,066; and $0, respectively) ..........................      1,698,441          1,952,391                --
   Short-term Investments (at amortized cost) ................................             --         49,978,660        17,847,961
   Short-term affiliated investments (at amortized cost) .....................     85,623,362         88,328,717                --
   Repurchase Agreement ......................................................             --                 --         3,710,000
   Cash ......................................................................             --              9,559                --
   Foreign currency (cost $0; $0; $0; $0; $2,328,065; $0;
      $211,389; $38,406  and $0, respectively) ...............................        210,818             38,520                --
   Receivable for investments sold ...........................................     27,304,860         67,546,091                --
   Income receivables ........................................................      2,506,910          2,831,484            80,080
   Receivable for fund shares sold ...........................................      5,620,852             85,079                --
   Variation margin receivable ...............................................         29,138             13,810                --
   Other Assets ..............................................................        132,000                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS ..........................................................    636,733,469        604,010,525        21,638,041
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ......................................             --                617             1,033
   Foreign currency overdraft (cost $(2,586); $0; $(216); $0; $0; $0;
      $0; $0  and $0, respectively) ..........................................             --                 --                --
   Payable upon return of securities loaned ..................................             --         82,312,697                --
   Payable for investments purchased .........................................     60,996,513        152,984,491                --
   Payable for fund shares redeemed ..........................................        563,418            164,944                --
   Payable to GEAM ...........................................................        170,925             69,881             4,684
   Accrued other expenses ....................................................         13,591              1,387                --
   Variation margin payable ..................................................             --                 --                --
   Payable to custodian ......................................................         72,155                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................................     61,816,602        235,534,017             5,717
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................   $574,916,867       $368,476,508       $21,632,324
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................................    560,074,454        371,587,296        21,632,357
   Undistributed (distribution in excess of)
      net investment income ..................................................      3,643,888            396,627                57
   Accumulated net realized gain (loss) ......................................      4,821,040          4,223,453               (90)
   Net unrealized appreciation/(depreciation) on:
      Investments ............................................................      6,480,133         (7,445,919)               --
      Futures ................................................................       (104,955)          (285,057)               --
      Foreign currency related transaction ...................................          2,307                108                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................   $574,916,867       $368,476,508       $21,632,324
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ................................................................    574,870,161        368,162,515        21,621,153
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...........................................     48,635,727         38,950,448        21,621,187
   Net asset value, offering and redemption price per share ..................          11.82               9.45              1.00
SERVICE CLASS:
   Net assets ................................................................         46,706            313,993            11,171
   Shares outstanding($.001 par value;
      unlimited shares authorized) ...........................................          3,962             32,534            11,171
   Net asset value, offering and redemption price per share ..................          11.79               9.65              1.00



* Includes $81,028,116 of securities on loan in the Income Fund respectively.



See Notes to Financial Statements.


                                     82 & 83

Statements of Operations
FOR THE PERIOD ENDED MARCH 31, 2008 (UNAUDITED)

                                                                        U.S.                  S&P 500               CORE VALUE
                                                                      EQUITY                    INDEX                   EQUITY
                                                                        FUND                     FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ................................................     $4,360,421               $1,404,617                $ 846,298
      Dividend from affiliated investments ....................             --                   71,393                       --
      Interest* ...............................................         96,773                   24,521                   46,904
      Interest from affiliated investments** ..................        199,000                   50,590                   22,711
      Less: Foreign taxes withheld ............................         (7,603)                      --                   (2,165)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...............................................      4,648,591                1,551,121                  913,748
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ........................      1,083,532                  107,473                  219,746
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ........................................         37,807                    1,159                       44
      Trustees fees ...........................................          3,880                    1,464                      947
      Other expenses ..........................................          2,896                       --                       48
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT .............      1,128,115                  110,096                  220,785
    Less: Expenses waived or borne by the adviser .............             --                       --                       --
    Add: Expenses reimbursed to the adviser ...................           (520)                    (139)                    (170)
    Net expenses ..............................................      1,127,595                  109,957                  220,615
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ......................................      3,520,996                1,441,164                  693,133
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..........................................      9,671,615                3,394,745                2,562,805
         Futures ..............................................       (278,400)                (361,016)                  40,048
         Written options ......................................             --                       --                       --
         Foreign currency related transactions ................          4,686                       --                       (9)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ..........................................    (83,044,535)             (23,579,142)             (14,094,170)
         Futures ..............................................          9,131                  (75,487)                  15,760
         Written options ......................................             --                       --                       --
         Foreign currency related transactions ................             23                       --                       --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .....    (73,637,480)             (20,620,900)             (11,475,566)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .........................................   $(70,116,484)            $(19,179,736)            $(10,782,433)
-----------------------------------------------------------------------------------------------------------------------------------





Statements of Operations
FOR THE PERIOD ENDED MARCH 31, 2008 (UNAUDITED)

                                                                  SMALL-CAP              INTERNATIONAL                  PREMIER
                                                                     EQUITY                     EQUITY                   GROWTH
                                                                       FUND                       FUND              EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...............................................    $4,527,101                $30,759,021               $2,157,910
      Dividend from affiliated investments ...................            --                         --                       --
      Interest* ..............................................        82,519                    187,322                  124,479
      Interest from affiliated investments** .................       166,984                  1,378,574                  240,178
      Less: Foreign taxes withheld ...........................            --                 (1,429,053)                      --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................     4,776,604                 30,895,864                2,522,567
----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................     2,170,385                  6,603,065                  888,810
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class .......................................            81                     72,984                   45,972
      Trustees fees ..........................................         7,826                     32,667                    3,156
      Other expenses .........................................         4,563                        777                       10
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............     2,182,855                  6,709,493                  937,948
    Less: Expenses waived or borne by the adviser ............            --                         --                       --
    Add: Expenses reimbursed to the adviser ..................          (368)                    (1,556)                  (1,181)
    Net expenses .............................................     2,182,487                  6,707,937                  936,767
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .....................................     2,594,117                 24,187,927                1,585,800
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................   (14,606,040)               102,712,449               16,351,178
         Futures .............................................            --                   (370,951)                 140,458
         Written options .....................................            --                         --                       --
         Foreign currency related transactions ...............            --                    320,754                       --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................   (82,329,142)              (270,176,056)             (69,179,989)
         Futures .............................................            --                     14,039                   28,921
         Written options .....................................            --                         --                       --
         Foreign currency related transactions ...............            --                     10,819                       --
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ....   (96,935,182)              (167,488,946)             (52,659,432)
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $(94,341,065)             $(143,301,019)            $(51,073,632)
----------------------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the Strategic Investment Fund and the Fixed Income Fund was $1,118 and $248,740 respectively.
** Income attributable to security lending activity, net of rebate expenses for the Fixed Income Fund was $280,568.





Statements of Operations
FOR THE PERIOD ENDED MARCH 31, 2008 (UNAUDITED)

                                                                  STRATEGIC                                                 MONEY
                                                                 INVESTMENT                   INCOME                       MARKET
                                                                       FUND                     FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend .............................................      $3,485,048               $       --                  $       --
      Dividend from affiliated investments .................              --                       --                          --
      Interest* ............................................       2,390,509                7,672,201                     549,218
      Interest from affiliated investments** ...............       1,398,823                1,501,525                          --
      Less: Foreign taxes withheld .........................         (97,846)                      --                          --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................       7,176,534                9,173,726                     549,218
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .....................       1,002,353                  400,355                      29,513
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class .....................................              93                      142                          14
      Trustees fees ........................................           8,617                    1,864                          --
      Other expenses .......................................             619                      768                          53
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ..........       1,011,682                  403,129                      29,580
    Less: Expenses waived or borne by the adviser ..........              --                       --                          --
    Add: Expenses reimbursed to the adviser ................          (7,576)                  (8,660)                         --
    Net expenses ...........................................       1,004,106                  394,469                      29,580
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...................................       6,172,428                8,779,257                     519,638
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .......................................       7,649,934                7,733,143                          --
         Futures ...........................................      (1,625,550)               1,072,134                          --
         Written options ...................................              --                       --                          --
         Foreign currency related transactions .............          25,935                   67,397                          --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .......................................     (51,752,978)              (2,533,853)                         --
         Futures ...........................................        (114,836)                (245,991)                         --
         Written options ...................................              --                       --                          --
         Foreign currency related transactions .............          (7,852)                 (12,284)                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ..     (45,825,347)               6,080,546                          --
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................    $(39,652,919)             $14,859,803                    $519,638
-----------------------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the Strategic Investment Fund and the Fixed Income Fund was $1,118 and $248,740 respectively.
** Income attributable to security lending activity, net of rebate expenses for the Fixed Income Fund was $280,568.



See Notes to Financial Statements.


                                     84 & 85

Statements of
Changes in Net Assets

                                                                   U.S.                                       S&P 500
                                                                 EQUITY                                         INDEX
                                                                   FUND                                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED               YEAR          SIX MONTHS ENDED             YEAR
                                                      3/31/08                   ENDED              3/31/08                 ENDED
                                                    (UNAUDITED)                9/30/07           (UNAUDITED)              9/30/07
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............     $ 3,520,996              $9,583,212           $1,441,164             $2,594,412
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........       9,397,901              55,932,691            3,033,729              4,821,206
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........     (83,035,381)             33,871,422          (23,654,629)            13,038,684
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..     (70,116,484)             99,387,325          (19,179,736)            20,454,302
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .....................      (7,180,616)             (8,898,411)          (2,690,860)            (1,932,146)
         Service Class ........................        (300,952)               (426,917)             (15,291)                (3,104)
       Net realized gains
         Investment Class .....................     (57,881,999)            (24,656,886)                  --                     --
         Service Class ........................      (3,123,473)             (1,373,344)                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................     (68,487,040)            (35,355,558)          (2,706,151)            (1,935,250)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...........    (138,603,524)             64,031,767          (21,885,887)            18,519,052
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .......................       6,775,054              70,358,766           27,970,545             60,509,663
       Service Class ..........................           9,810              15,564,355              315,832                960,870
     Value of distributions reinvested
       Investment Class .......................      64,613,284              33,301,962            2,690,852              1,932,107
       Service Class ..........................       3,424,425               1,800,287               15,291                  3,104
     Cost of shares redeemed
       Investment Class .......................     (47,434,569)            (89,821,454)         (28,107,282)           (41,024,132)
       Service Class ..........................      (5,476,709)            (13,842,945)            (130,463)              (128,916)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................      21,911,295              17,360,971            2,754,775             22,252,696
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....    (116,692,229)             81,392,738          (19,131,112)            40,771,748

NET ASSETS
   Beginning of period ........................     662,890,487             581,497,749          151,961,540            111,189,792
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................    $546,198,258            $662,890,487         $132,830,428           $151,961,540
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .......     $ 1,754,874              $5,719,416          $   696,012             $1,988,676
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................         540,616               5,200,525            2,066,467              4,407,669
     Issued for distribution reinvested .......       5,111,810               2,505,791              194,285                143,544
     Shares redeemed ..........................      (3,487,777)             (6,541,745)          (2,087,790)            (2,941,224)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........       2,164,649               1,164,571              172,962              1,609,989
====================================================================================================================================
   SERVICE CLASS:
     Shares sold ..............................             727               1,136,871               23,768                 69,362
     Issued for distribution reinvested .......         271,135                 135,462                1,106                    231
     Shares redeemed ..........................        (422,059)             (1,004,465)              (9,460)                (9,276)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........        (150,197)                267,868               15,414                 60,317
====================================================================================================================================



Statements of
Changes in Net Assets

                                                                   CORE VALUE
                                                                       EQUITY
                                                                         FUND
---------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED              YEAR
                                                           3/31/08                  ENDED
                                                         (UNAUDITED)               9/30/07
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............          $   693,133             $1,718,222
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........            2,602,844              8,579,643
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........          (14,078,410)             6,915,012
----------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..          (10,782,433)            17,212,877
----------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .....................           (1,262,694)            (1,808,371)
         Service Class ........................                 (338)                  (317)
       Net realized gains
         Investment Class .....................           (8,510,976)            (6,913,701)
         Service Class ........................               (2,846)                (1,317)
----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................           (9,776,854)            (8,723,706)
----------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...........          (20,559,287)             8,489,171
----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .......................              696,704              5,258,522
       Service Class ..........................                  250                 23,273
     Value of distributions reinvested
       Investment Class .......................            9,773,669              8,722,072
       Service Class ..........................                3,184                  1,634
     Cost of shares redeemed
       Investment Class .......................             (363,158)            (4,510,144)
       Service Class ..........................                   --                 (5,809)
----------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................           10,110,649              9,489,548
----------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....          (10,448,638)            17,978,719

NET ASSETS
   Beginning of period ........................          109,022,830             91,044,111
----------------------------------------------------------------------------------------------
   End of period ..............................          $98,574,192           $109,022,830
==============================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .......          $   335,061            $   904,960
----------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................               63,370                456,837
     Issued for distribution reinvested .......              879,719                782,253
     Shares redeemed ..........................              (31,201)              (394,642)
----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........              911,888                844,448
==============================================================================================
   SERVICE CLASS:
     Shares sold ..............................                   22                  2,038
     Issued for distribution reinvested .......                  287                    147
     Shares redeemed ..........................                   --                   (499)
----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........                  309                  1,686
==============================================================================================




Statements of
Changes in Net Assets

                                                               SMALL-CAP                               INTERNATIONAL
                                                                  EQUITY                                     EQUITY
                                                                    FUND                                       FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED               YEAR        SIX MONTHS ENDED             YEAR
                                                       3/31/08                   ENDED            3/31/08                 ENDED
                                                     (UNAUDITED)                9/30/07         (UNAUDITED)              9/30/07
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .............     $ 2,594,117              $4,198,258       $ 24,187,927           $ 37,761,875
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps .........     (14,606,040)             84,178,464        102,662,252            156,578,517
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ............     (82,329,142)             10,567,860       (270,151,198)           368,261,829
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...     (94,341,065)             98,944,582       (143,301,019)           562,602,221
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ......................      (3,655,330)             (3,223,744)       (37,515,873)           (23,337,976)
         Service Class .........................             (86)                    (69)          (782,477)              (234,277)
       Net realized gains
         Investment Class ......................     (70,195,044)            (46,074,525)      (150,751,929)           (13,092,528)
         Service Class .........................          (3,374)                 (1,461)        (3,504,479)              (151,001)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .........................     (73,853,834)            (49,299,799)      (192,554,758)           (36,815,782)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ............    (168,194,899)             49,644,783       (335,855,777)           525,786,439
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ........................      52,655,347             152,072,875        218,277,152            559,966,534
       Service Class ...........................          74,260                  30,836         47,515,331             31,244,575
     Value of distributions reinvested
       Investment Class ........................      73,818,762              48,850,920        186,729,475             35,641,008
       Service Class ...........................           3,460                   1,530          4,284,794                385,278
     Cost of shares redeemed
       Investment Class ........................    (106,768,200)            (76,982,768)      (164,827,447)          (115,732,699)
       Service Class ...........................          (2,116)                (11,213)        (7,046,257)            (4,329,892)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .....................      19,781,513             123,962,180        284,933,048            507,174,804
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....    (148,413,386)            173,606,963        (50,922,729)         1,032,961,243

NET ASSETS
   Beginning of period .........................     806,615,162             633,008,199      2,427,190,132          1,394,228,889
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ...............................    $658,201,776            $806,615,162     $2,376,267,403         $2,427,190,132
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ........     $ 1,765,326              $3,472,310       $ 21,086,662           $ 36,029,859
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ...............................       3,735,888               9,384,626         11,629,022             32,386,995
     Issued for distribution reinvested ........       5,180,264               3,199,143         10,368,100              2,193,293
     Shares redeemed ...........................      (7,358,846)             (4,814,695)        (8,933,467)            (6,745,605)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .........       1,557,306               7,769,074         13,063,655             27,834,683
===================================================================================================================================
   SERVICE CLASS:
     Shares sold ...............................           5,629                   1,896          2,738,224              1,709,921
     Issued for distribution reinvested ........             243                     100            238,574                 23,753
     Shares redeemed ...........................            (132)                   (690)          (400,932)              (242,141)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .........           5,740                   1,306          2,575,866              1,491,533
===================================================================================================================================



See Notes to Financial Statements.


                                     86 & 87

Statements of
Changes in Net Assets


----------------------------------------------------------------------------------------------------------------------------------
                                                                     PREMIER                             STRATEGIC
                                                                      GROWTH                            INVESTMENT
                                                                 EQUITY FUND                                  FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED            YEAR          SIX MONTHS ENDED           YEAR
                                                         3/31/08                ENDED              3/31/08               ENDED
                                                       (UNAUDITED)             9/30/07           (UNAUDITED)            9/30/07
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ................     $1,585,800            $3,155,318          $6,172,428          $10,552,566
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................     16,491,636            49,624,094           6,050,319           23,173,697
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...............    (69,151,068)           30,396,360         (51,875,666)          41,229,014
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......    (51,073,632)           83,175,772         (39,662,919)          74,955,277
----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .........................     (3,125,613)           (3,323,518)        (10,939,887)          (7,408,812)
         Service Class ............................             --              (659,670)             (1,552)                (200)
       Net realized gains
         Investment Class .........................    (46,970,923)           (2,152,333)        (22,324,426)          (8,513,865)
         Service Class ............................       (631,417)             (637,910)             (3,398)                (261)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................    (50,727,953)           (6,773,431)        (33,269,263)         (15,923,138)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...............   (101,801,585)           76,402,341         (72,922,182)          59,032,139
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ...........................    143,365,796            53,195,243          88,370,223          192,736,180
       Service Class ..............................      2,841,337            24,863,308              36,503               46,024
     Value of distributions reinvested
       Investment Class ...........................     49,765,090             5,277,647          33,264,313           15,922,672
       Service Class ..............................        631,417             1,297,580               4,950                  461
     Cost of shares redeemed
       Investment Class ...........................    (98,623,908)         (160,970,403)        (21,688,697)         (69,415,275)
       Service Class ..............................   (126,367,169)          (38,245,711)            (38,002)              (7,146)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ........................    (28,387,437)         (114,582,336)         99,949,290          139,282,916
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........   (130,189,022)          (38,179,995)         27,027,108          198,315,055

NET ASSETS
   Beginning of period ............................    547,580,932           585,760,927         547,889,759          349,574,704
----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................   $417,391,910          $547,580,932        $574,916,867         $547,889,759
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........     $  727,975            $2,267,788          $3,643,888           $8,351,216
----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..................................     12,341,799             4,565,542           7,002,571           15,343,760
     Issued for distribution reinvested ...........      4,590,875               458,926           2,673,984            1,331,327
     Shares redeemed ..............................     (9,306,013)          (13,503,441)         (1,766,812)          (5,652,513)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............      7,626,661            (8,478,973)          7,909,743           11,022,574
==================================================================================================================================
   SERVICE CLASS:
     Shares sold ..................................        233,922             2,117,993               2,716                3,641
     Issued for distribution reinvested ...........         58,519               113,136                 398                   39
     Shares redeemed ..............................    (10,777,576)           (3,254,213)             (3,224)                (546)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............    (10,485,135)           (1,023,084)               (110)               3,134
==================================================================================================================================


Statements of
Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             MONEY
                                                                     INCOME                                 MARKET
                                                                       FUND                                   FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED         YEAR          SIX MONTHS ENDED          YEAR
                                                           3/31/08             ENDED              3/31/08              ENDED
                                                         (UNAUDITED)          9/30/07           (UNAUDITED)           9/30/07
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ................       $8,779,257        $17,686,001            $519,638          $1,639,035
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................        8,872,674            313,777                  --                  --
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...............       (2,792,128)        (2,430,425)                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......       14,859,803         15,569,353             519,638           1,639,035
---------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .........................       (8,876,426)       (17,698,871)           (519,418)         (1,638,495)
         Service Class ............................           (2,355)              (706)               (220)               (521)
       Net realized gains
         Investment Class .........................               --                 --                  --                  --
         Service Class ............................               --                 --                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................       (8,878,781)       (17,699,577)           (519,638)         (1,639,016)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...............        5,981,022         (2,130,224)                 --                  19
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ...........................       29,423,613         64,521,651           5,066,809          35,539,277
       Service Class ..............................        1,063,019              9,863                  --                  --
     Value of distributions reinvested
       Investment Class ...........................        8,876,076         17,681,081             518,058           1,638,495
       Service Class ..............................            2,066                706                 220                 521
     Cost of shares redeemed
       Investment Class ...........................      (20,385,694)       (30,294,906)        (10,915,610)        (34,634,840)
       Service Class ..............................         (761,449)            (5,292)                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ........................       18,217,631         51,913,103          (5,330,523)          2,543,453
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........       24,198,653         49,782,879          (5,330,523)          2,543,472

NET ASSETS
   Beginning of period ............................      344,277,855        294,494,976          26,962,847          24,419,375
---------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................     $368,476,508       $344,277,855         $21,632,324         $26,962,847
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........        $ 396,627          $ 392,068        $         57        $         57
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..................................        3,126,919          6,914,341           5,066,809          35,539,277
     Issued for distribution reinvested ...........          940,189          1,895,446             518,058           1,638,495
     Shares redeemed ..............................       (2,162,107)        (3,255,549)        (10,915,610)        (34,634,840)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............        1,905,001          5,554,238          (5,330,743)          2,542,932
=================================================================================================================================
   SERVICE CLASS:
     Shares sold ..................................          111,798              1,061                  --                  --
     Issued for distribution reinvested ...........              214                 76                 220                 521
     Shares redeemed ..............................          (81,256)              (574)                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............           30,756                563                 220                 521
=================================================================================================================================



See Notes to Financial Statements.


                                     88 & 89

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


At March 31, 2008, information on the tax cost of investments is as follows:

                                                                                                            Net Tax Unrealized
                                        Cost of                Gross Tax                Gross Tax              Appreciation/
                                      Investments             Unrealized               Unrealized            (Depreciation) on
                                   for Tax Purposes          Appreciation             Depreciation              Investments
--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                    $  555,922,201           $  43,150,283            $(53,676,962)            $ (10,526,679)
S&P 500 Index Fund                     121,130,207              22,653,738             (15,687,690)                6,966,048
Core Value Equity Fund                  94,881,709              10,458,160              (7,122,623)                3,335,537
Small-Cap Equity Fund                  684,163,814              59,151,815             (93,914,488)              (34,762,673)
International Equity Fund            2,014,889,283             418,358,418             (98,716,974)              319,641,444
Premier Growth Equity Fund             412,483,854              41,203,414             (38,581,745)                2,621,669
Strategic Investment Fund              592,946,520              45,024,673             (39,219,791)                5,804,882
Income Fund                            538,762,918               4,068,310             (11,848,312)               (7,780,002)
Money Market Fund                       21,557,961                      --                      --                        --
--------------------------------------------------------------------------------------------------------------------------------

As of September 30, 2007, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2007, S&P 500 Index Fund utilized capital loss carryovers in the amount of $4,955,145.

----------------------------------------------------------------
Fund                             Amount            Expires
----------------------------------------------------------------
S&P 500 Index Fund           $   542,881           09/30/10
                               6,423,606           09/30/11
                               4,879,386           09/30/12
Income Fund                      917,177           09/30/14
                               2,699,269           09/30/15
Money Market Fund                     90           09/30/11


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2006 as follows:

Fund                                     Capital                 Currency
-------------------------------------------------------------------------------
U.S. Equity Fund                    $          --              $    3,970
S&P 500 Index Fund                             --                      --
Core Value Equity Fund                         --                      --
Small-Cap Equity Fund                          --                      --
International Equity Fund                      --                 721,778
Premier Growth Equity Fund                     --                      --
Strategic Investment Fund                      --                      --
Income Fund                               739,900                      --
Money Market Fund                              --                      --
-------------------------------------------------------------------------------

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:


                                         Year ended September 30, 2007                Year ended September 30, 2006
                                      -----------------------------------       -----------------------------------------
                                      Ordinary               Long-Term              Ordinary              Long-Term
                                       Income               Capital Gains            Income              Capital Gains
-------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                    $ 9,999,905              $25,355,653           $ 5,788,912              $      --
S&P 500 Index Fund                    1,935,250                       --             1,869,564                     --
Core Value Equity Fund                1,850,498                6,873,208             1,455,842                     --
Small-Cap Value Equity Fund           8,428,849               40,870,950             5,240,693              3,961,950
International Equity Fund            24,332,046               12,483,736            11,321,855                     --
Premier Growth Equity Fund            3,983,188                2,790,243             3,108,521                     --
Strategic Investment Fund             7,821,548                8,101,590             3,652,343              4,417,794
Income Fund                          17,699,577                       --            13,726,703                     --
Money Market Fund                     1,639,016                       --               895,748                     --
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2004, 2005, 2006 and 2007 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3.  LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $125 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company.

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) its prospectus limitation (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2008. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

4.  FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                 Average Daily                              Advisory and
                                                              Net Assets of Fund                        Administration Fees*
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                0.55%
Core Value Equity Fund                                          Next $25 million                                0.45%
Premier Growth Equity Fund                                      Over $50 million                                0.35%
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                0.15%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                          First $25 million                                0.70%
                                                                Next $25 million                                0.65%
                                                                Over $50 million                                0.60%
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                0.75%
                                                                Next $50 million                                0.65%
                                                                Over $75 million                                0.55%
---------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                0.45%
                                                                Next $25 million                                0.40%
                                                                Over $50 million                                0.35%
---------------------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                                0.35%
                                                                Next $25 million                                0.30%
                                                                Next $50 million                                0.25%
                                                               Over $100 million                                0.20%
---------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                0.25%
                                                                Next $25 million                                0.20%
                                                                Next $50 million                                0.15%
                                                               Over $100 million                                0.10%
---------------------------------------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund. There were no waivers or reimbursements for the period ended March 31, 2008.

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM effective January 1, 2006 and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended March 31, 2008, the Income Fund paid $1,650,011 to GEAM. GEAM paid all fees received to third-party brokers. The participation of all other Funds in the securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc., ("SSgA FM"), is the Sub-Adviser to the S&P 500 Index Fund and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund.

SSgA FM and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA FM and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.


6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2008, were as follows:

                                        Purchases                 Sales
----------------------------------------------------------------------------
U.S. Equity Fund                     $  349,441,877          $  413,997,905
S&P 500 Index Fund                       28,065,201              22,007,776
Core Value Equity Fund                   52,368,859              48,889,849
Small-Cap Equity Fund                   208,683,846             207,327,998
International Equity Fund             1,061,570,020             700,140,476
Premier Growth Equity Fund              135,145,068             315,984,743
Strategic Investment Fund               941,826,020             811,152,815
Income Fund                           1,843,251,361           1,796,531,479


OPTIONS During the period ended March 31, 2008, there were no option contracts written.

Notes to Financial Statements                         March 31, 2008 (unaudited)
--------------------------------------------------------------------------------


SECURITY LENDING At March 31, 2008, the following Funds participated in security lending:

                          Loaned securities
                    (including accrued interest)           Collateral*
------------------------------------------------------------------------
Income Fund                  $81,028,116                   $82,312,697


* Collateral was adjusted on April 1, 2008 to reflect the March 31, 2008 change in value of securities on loan.

7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2008 were:

                                                     5% or Greater Shareholders
                                              ----------------------------------------
                                               Number                   % of Fund Held       % of Fund Held by GE Affiliates*
-----------------------------------------------------------------------------------------------------------------------------

U.S. Equity Fund                                  4                              60%                          32%

S&P 500 Index Fund                                2                              84%                           0%

Core Value Equity Fund                            5                              90%                          27%

Small-Cap Equity Fund                             1                              89%                          89%

International Equity Fund                         2                              78%                          71%

Premier Growth Equity Fund                        4                              62%                          14%

Strategic Investment Fund                         4                              88%                          82%

Income Fund                                       5                              71%                          35%

Money Market Fund                                 4                              86%                          23%



Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


The Fund Board, including the independent Board members, considered and unanimously approved the continuance of each of the Funds investment advisory and administration agreements with GE Asset Management Incorporated ("GEAM") and, with respect to the Small-Cap Equity Fund and the S&P 500 Index Fund, the sub-advisory agreement with each respective Fund's sub-adviser, Palisade Capital Management, L.L.C. ("Palisade") and SSgA Funds Management, Inc. ("SSgA", and together with Palisade, the "Sub-Advisers"), at meetings held on December 5 and December 12, 2007.

During the Fund Board meeting on December 12, 2007 and at prior 2007 Board meetings, GEAM explained to the Board that it continues to evaluate whether to restructure the Small-Cap Equity Fund by adding one or more additional sub-advisers principally to address potential investment capacity constraints. A small decrease in the total assets managed by Palisade in GEAM sponsored mutual funds during 2007 alleviated the more immediate concern regarding anticipated investment capacity constraints. This small decrease in small-cap assets overall allowed GEAM to continue to monitor the Small-Cap Equity Fund and analyze the various options, in light of current investment conditions. GEAM advised the Board that it expected to complete the analysis and to report further to the Board during the first half of 2008 as to whether to add additional sub-advisers. GEAM also advised the Board that were one or more additional sub-advisers added, GEAM still may limit the aggregate assets a Sub-Adviser manages within its investment discipline even if Small-Cap Equity Fund assets grow.

In considering whether to approve the Funds' investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the Sub-Advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds.

Before approving the Funds' advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the Sub-Advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from the Sub-Advisers a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided to, the Small-Cap Equity Fund and the S&P 500 Index Fund by its respective Sub-Adviser. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management and the Sub-Advisers, in their oral presentations, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each Sub-Adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's and the Sub-Adviser's investment processes.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


In reaching their determinations relating to continuance of the Funds' investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and, with respect to the Small-Cap Equity Fund and the S&P 500 Index Fund, the services provided by each Fund's Sub-Adviser, and the Board members, including the independent members, found that the high quality of advisory and administrative services performed by GEAM and SSgA, and the improving quality of the advisory and administrative services performed by Palisade, continue to be satisfactory.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee;
(iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. With respect to the Small-Cap Equity Fund and the S&P 500 Index Fund, the Board members also recognized GEAM's responsibility for supervising each Sub-Adviser's services. The Board members noted that each Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided to the Small-Cap Equity Fund and the S&P 500 Index Fund by its Sub-Adviser, the Board members focused on the Sub-Adviser's favorable attributes relating to its investment philosophy and discipline, its experienced investment and trading personnel, its systems and other resources, including research capabilities, and its satisfactory history and reputation. The Board members also considered the Sub-Adviser's ability to effectively manage the respective Fund in conformity with its investment objective and strategies, given the asset size.

In light of the foregoing, the Board members, including the independent members, concluded that the high quality of advisory and administrative services provided by GEAM and SSgA, and the improving quality of the advisory and administrative services provided by Palisade, continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, for the Small-Cap Equity Fund and the S&P 500 Index Fund, representatives of each Sub-Adviser, about each of their respective investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of their commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. With respect to the Small-Cap Equity Fund, the Board members, including the independent members, having been concerned about the performance in prior years, in particular the underperformance that occurred in 2003, noted that more recent performance has shown improvement. The Board members look forward to having the opportunity to review GEAM's ongoing reports and recommendations

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


relating to the Small-Cap Equity Fund's portfolio management. Taking these factors into consideration, the Board members, including the independent members, concluded that each of the Fund's performance was acceptable overall.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUNDS.

The Board members considered the cost of the services provided by GEAM and, where applicable, the Sub-Advisers. The Board members reviewed the information they had requested from GEAM and the Sub-Advisers concerning their profitability from the fees and services they provide to the Funds and the financial condition of GEAM and the Sub-Advisers for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund.

The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. For the Small-Cap Equity Fund and the S&P 500 Index Fund, the Board members reviewed the assumptions and cost allocation methods used by each Sub-Adviser in preparing its profitability data. The Board members also noted the Funds' unitary fee structure where GEAM (and not the Fund) bears most of the Fund's operating expenses, affects its profitability.

The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM, and noted that, with respect to the Small-Cap Equity Fund and the S&P 500 Index Fund, GEAM, and not the Funds, pays the sub-advisory fees to each Sub-Adviser. The Board members determined that GEAM and the Sub-Advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the Sub-Advisers from their relationship with the Funds was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM asserted, and the Board members agreed, that GEAM generally charged comparatively lower fees to the Funds since inception and all Funds (other than S&P 500 Index Fund) are subject to breakpoints in the management fee, and is therefore already sharing the low-fee benefits of larger asset sizes because it is not passing along these operation expenses that are typically borne by mutual funds. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to each of the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, lower Fund fees and with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Funds by GEAM and the Sub-Advisers, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They discussed that the Fund's figures were generally below the applicable peer group average. In addition, the Board members considered their discussion with representatives of GEAM and the Sub-Advisers about the fees being charged to the Funds and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Funds.

For the Small-Cap Equity Fund and the S&P 500 Index Fund, the Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by each Sub-Adviser, if any, and

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


with respect to any other client accounts managed by the Sub-Advisers in a similar style to that of the Small-Cap Equity Fund and the S&P 500 Index Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Small-Cap Equity Fund and the S&P 500 Index Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM and the Sub-Advisers may derive from their relationship with the Funds, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services provided to the Funds. In view of these facts, the Board members, including the independent members, concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders, and that the renewal of the Small-Cap Equity Fund's and the S&P 500 Index Fund's sub-advisory agreement was in the best interests of the shareholders of that Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    58

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President - GEAM
since February 1997; President and Chief Executive Officer - Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director - GE Asset Management (Ireland) Limited, since February 1999. Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    47

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings &Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     48

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    48

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    GEAM Mutual Funds Operations
Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   42

POSITION(S) HELD WITH FUND   Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - three years


PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and Deputy
General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   61

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   General Partner, NGN Capital since
2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    40

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Funds since 1993 and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   60

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993 and
GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc.
since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   71

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993 and
GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc.
since 1997.



--------------------------------------------------------------------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                       unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is an Executive Vice President of GE Asset Management and Chief Investment Officer - U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

PAUL M. COLONNA is a Director and Executive Vice President of GE Asset Management and President -- Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Mr. Colonna became President - Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and for the CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996 for the MONEY MARKET FUND since January 2008. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior



106
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PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

Vice President for International Investments and became an Executive Vice President in 1992 and President - International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

ANDREW A. MASELLI is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since April 2003. Mr. Maselli joined GE Asset Management in 1998 as a data integrity analyst in trade operations, where he held various positions both in equities and fixed income support. In 2002, he was promoted to Senior Trade Support Specialist working on the short-term desk and became an Assistant Portfolio Manager in June 2005.

PAUL NESTRO is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JAMES F. PALMIERI is a Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President - U.S. Equities at GE Asset Management. She is vested with oversight authority for determining asset allocations for the STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984.




                                                                             107
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--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

LEWIS TATANANNI is a Senior Corporate Trader at GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management's insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES ( SUB-ADVISERS)

KARL SCHNEIDER is the lead portfolio manager for the S&P 500 FUND, a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Structured Products Team. Mr. Schneider manages a variety of the firm's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN TUCKER, CFA, is a portfolio manager for the S&P 500 FUND, a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker joined the firm in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a



108
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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


TRUSTEES
Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn


SECRETARY
Jeanne M. La Porta


ASSISTANT SECRETARY
Joseph A. Carucci
Joon Won Choe


TREASURER
Scott H. Rhodes


ASSISTANT TREASURER
Scott R. Fuchs
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc
Member FINRA and SIPC


CUSTODIAN
State Street Bank & Trust Company


OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, CHIEF EXECUTIVE OFFICER
Paul M. Colonna, EVP, PRESIDENT - FIXED INCOME
Michael J. Cosgrove, EVP, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS Kathryn D. Karlic, EVP, PRESIDENT - INSTITUTIONAL SALES AND MARKETING
Ralph R. Layman, EVP, PRESIDENT - INTERNATIONAL EQUITIES
Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY
Judith M. Studer, EVP, PRESIDENT - U.S. EQUITIES
Donald W. Torey, EVP, PRESIDENT - ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF OPERATING OFFICER



At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  June 06, 2008

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.